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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number___811-08321__________________________________
________________________Investors Mark Series Fund, Inc.________________________
               (Exact name of registrant as specified in charter)
_________100 South Fifth Street, Suite 2300, Minneapolis, MN 55402-1240_________
               (Address of principal executive offices) (Zip code) ___________BISYS Fund Services, 3435 Stelzer Road, Columbus, OH 43219___________
                    (Name and address of agent for service)
Registrant's telephone number, including area code:____614-470-8000_____________

Date of fiscal year end:___12/31/04 _____________________

Date of reporting period:__12/31/04______________________

     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

         Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).



                           INVESTORS MARK SERIES FUND
                                 ANNUAL REPORT
                               DECEMBER 31, 2004

--------------------------------------------------------------------------------
LARGE CAP VALUE                                    BABSON CAPITAL MANAGEMENT LLC
--------------------------------------------------------------------------------

MARKET ENVIRONMENT

After relatively flat performance for the first three quarters of 2004, equity markets closed 2004 on a strong note, finishing a second straight year in positive territory. Spiraling uncertainty factors including war and terrorism, the pace of economic recovery, record energy prices, and the U.S. Presidential election marked the first three quarters of the year. The equity market began its steep climb upward the day after the U.S. Presidential election was decided and continued its advance through the end of the year. With a major element of uncertainty -- political leadership -- eliminated, investors refocused on increased industrial production, solid GDP growth, strengthening job creation, improved consumer confidence, and persistently low interest rates. For the year, small cap stocks once again outperformed large cap stocks. In fact, 2004 marked the fifth consecutive year that the small cap Russell 2000 Index has produced higher returns compared to the large cap S&P 500 Index. 2004 also saw value strategies regain dominance over growth strategies.


PERFORMANCE REVIEW

The Large Cap Value Fund capitalized in 2004 on strong investor sentiment for value stocks, outpacing the Russell 1000 Value Index during a period when it was difficult to match the index's strong results. During the year, the Fund generated positive returns in all economic sector categories with the exception of health care and autos and transportation, two of the smaller components of the Russell 1000 Value universe. Stock selection accounted for all of the Fund's outperformance, with results most favorable in the technology, consumer discretionary, producer durables, and utilities sectors. Fund performance was weakest in the health care sector, where positions faced downward pressure. Additionally, relative results were weak in the consumer discretionary and materials and processing areas, but returns were positive none the less.


OUTLOOK

Our outlook for equities in 2005 assumes profit growth decelerates from 2004 levels and settles in the 8-10% range. We also assume the market will face downward pressure on valuations, as we believe interest rates may rise throughout the year. These two trends alone could provide the makings for a rather lackluster year for the equity market. The market should be able to tolerate rising interest rates, however, as long as the rise is gradual and inflation does not become too much of a concern factor.

--------------------------------------------------------------------------------
ASSET ALLOCATION (% OF FUND'S INVESTMENTS)
--------------------------------------------------------------------------------

                              INVESTMENT COMPANIES
                                      3.1%

                                 COMMON STOCKS
                                     96.9%


--------------------------------------------------------------------------------
TOP HOLDINGS
--------------------------------------------------------------------------------

                                                         % OF TOTAL
                                                        -----------

                      CITIGROUP, INC. ...............        3.7%
                      EXXON MOBIL CORP. .............        3.5%
                      DIAGEO PLC ADR ................        3.2%
                      WEYERHAEUSER CO. ..............        3.0%
                      PPG INDUSTRIES, INC. ..........        2.9%
                      --------------------------------      ----
                      TOTAL .........................       16.3%
                      --------------------------------      ----

AS OF DECEMBER 31, 2004, SCHEDULE OF INVESTMENTS. SUBJECT TO CHANGE.

--------------------------------------------------------------------------------
TOTAL RETURN AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------


                             THREE          SIX                                  SINCE COMMENCEMENT
                             MONTHS        MONTHS      ONE YEAR     FIVE YEARS   NOVEMBER 13, 1997
---------------------------------------------------------------------------------------------------
Large Cap Value .........     10.37%        12.32%       15.77%         6.25%*          4.75%*
---------------------------------------------------------------------------------------------------

                                     [CHART]

                                      IMSF
                                    LARGE CAP
                                      VALUE         S&P 500
                                    PORTFOLIO       INDEX**
                                    ---------       --------

             11/13/97                10,000         10,000
             12/31/97                 9,716         10,610
             12/31/98                10,205         13,642
             12/31/99                10,285         16,513
             12/31/2000              11,189         15,009
             12/31/2001              11,011         13,226
             12/31/2002               9,731         10,302
             12/31/2003              12,027         13,258
             12/31/2004              13,923         14,700

PERFORMANCE DATA CONTAINED IN THIS REPORT IS FOR PAST PERIODS ONLY. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND SHARE VALUE WILL FLUCTUATE, AND REDEMPTION VALUE MAY BE MORE OR LESS THAN ORIGINAL COST.

 *AVERAGE ANNUAL TOTAL RETURN.

**INDEX IS UNMANAGED AND NOT AVAILABLE FOR DIRECT INVESTMENT.

--------------------------------------------------------------------------------
DECEMBER 31, 2004                                                              1
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
DECEMBER 31, 2004

LARGE CAP VALUE
--------------------------------------------------------------------------------
SHARES                  DESCRIPTION                                MARKET VALUE
--------------------------------------------------------------------------------
COMMON STOCKS -- 97.00%
BASIC MATERIALS -- 7.80%
      1,770        Dow Chemical Co. ............................   $  87,633
      1,880        PPG Industries, Inc. ........................     128,141
      2,000        Weyerhaeuser Co. ............................     134,440
                                                                   ---------
                                                                     350,214
                                                                   =========
CAPITAL GOODS -- 6.53%
        240        General Electric Co. ........................       8,760
      1,120        Lockheed Martin Corp. .......................      62,216
      2,810        Rockwell Collins, Inc. ......................     110,826
      3,110        Tyco International Ltd. .....................     111,152
                                                                   ---------
                                                                     292,954
                                                                   =========
CONSUMER CYCLICAL -- 12.91%
        560        Altria Group, Inc. ..........................      34,216
      3,230        Eastman Kodak Co. ...........................     104,168
      1,320        Gannett Co., Inc. ...........................     107,844
      4,930        Limited Brands, Inc. ........................     113,488
      3,440        McDonald's Corp. ............................     110,286
      3,650        Waste Management, Inc. ......................     109,281
                                                                   ---------
                                                                     579,283
                                                                   =========
CONSUMER STAPLES -- 7.45%
      2,462        Diageo PLC ADR ..............................     142,501
      2,700        H.J. Heinz Co. ..............................     105,273
      1,940        Kellogg Co. .................................      86,640
                                                                   ---------
                                                                     334,414
                                                                   =========
ENERGY -- 7.19%
      1,688        BP PLC ADR ..................................      98,579
      3,040        Exxon Mobil Corp. ...........................     155,831
      1,170        Occidental Petroleum Corp. ..................      68,281
                                                                   ---------
                                                                     322,691
                                                                   =========


--------------------------------------------------------------------------------
SHARES                  DESCRIPTION                                MARKET VALUE
--------------------------------------------------------------------------------
FINANCIAL -- 30.24%
      2,910        AFLAC, Inc. .................................   $ 115,934
      1,340        Allstate Corp. ..............................      69,305
      1,900        American Express Co. ........................     107,103
      1,830        American International Group, Inc. ..........     120,176
      2,110        Bank of America Corp. .......................      99,149
      3,430        Citigroup, Inc. .............................     165,257
        610        Everest Re Group Ltd. .......................      54,632
      1,140        Fiserv, Inc. (b) ............................      45,817
      1,430        Freddie Mac .................................     105,391
      2,120        Morgan Stanley ..............................     117,702
      1,360        Radian Group, Inc. ..........................      72,406
      1,440        SLM Corp. ...................................      76,882
        230        Student Loan Corp. ..........................      42,320
        809        Wachovia Corp. ..............................      42,553
      1,960        Wells Fargo & Co. ...........................     121,814
                                                                   ---------
                                                                   1,356,441
                                                                   =========
HEALTHCARE -- 4.87%
      1,600        Merck & Co., Inc. ...........................      51,424
      4,440        Pfizer, Inc. ................................     119,392
      1,600        Teva Pharmaceutical Industries Ltd.
                   ADR .........................................      47,776
                                                                   ---------
                                                                     218,592
                                                                   =========
MEDIA & ENTERTAINMENT -- 3.96%
        100        Viacom, Inc., Class A .......................       3,708
      2,780        Viacom, Inc., Class B .......................     101,164
      2,620        Walt Disney Co. (The) .......................      72,836
                                                                   ---------
                                                                     177,708
                                                                   =========
TECHNOLOGY -- 4.64%
      1,000        Apple Computer, Inc. (b) ....................      64,400
        940        International Business Machines
                    Corp. ......................................      92,665
      1,920        Microsoft Corp. .............................      51,283
                                                                   ---------
                                                                     208,348
                                                                   =========




SEE NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
2                                       INVESTORS MARK SERIES FUND ANNUAL REPORT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
DECEMBER 31, 2004

LARGE CAP VALUE (CONTINUED)
--------------------------------------------------------------------------------
SHARES             DESCRIPTION                              MARKET VALUE
--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES -- 4.34%
  3,170            BCE, Inc. .............................   $  76,492
  2,920            Verizon Communications, Inc. ..........     118,289
                                                             ---------
                                                               194,781
                                                             =========

TRANSPORTATION & SERVICES -- 2.28%
  1,520            Union Pacific Corp. ...................     102,220
                                                             =========

UTILITIES -- 4.79%
  1,360            Entergy Corp. .........................      91,923
  1,820            Exelon Corp. ..........................      80,207
    790            NSTAR .................................      42,881
                                                             ---------
                                                               215,011
                                                             ---------
TOTAL COMMON STOCKS ......................................   4,352,657
(COST $3,141,969)                                            =========


--------------------------------------------------------------------------------
SHARES             DESCRIPTION                              MARKET VALUE
--------------------------------------------------------------------------------
INVESTMENT COMPANIES -- 3.05%


  137,077          Wells Fargo Prime Investment Money
                    Market Fund ..........................   $ 137,077
                                                             ---------
TOTAL INVESTMENT COMPANIES ...............................     137,077
(COST $137,077)                                              =========

TOTAL INVESTMENTS -- 100.05% .............................   4,489,734
(COST $3,279,046) (a)

Liabilities in excess of other assets -- (0.05)% .........      (2,051)
                                                             ---------
NET ASSETS - 100.00% .....................................   4,487,683
                                                             =========


(a) SEE NOTES TO FINANCIAL STATEMENTS FOR TAX BASIS UNREALIZED APPRECIATION (DEPRECIATION) OF SECURITIES.

(b)  NON-INCOME PRODUCING SECURITY.

ADR - AMERICAN DEPOSITARY RECEIPT




SEE NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
DECEMBER 31, 2004                                                              3
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LARGE CAP GROWTH                              COLUMBIA MANAGEMENT ADVISORS, INC.
--------------------------------------------------------------------------------

MARKET ENVIRONMENT

The stock market started slowly in 2004 as investors focused on new job creation, interest rates and an uncertain geopolitical situation. Energy prices rose sharply over the course of the year, leaving Americans with less discretionary income. This also had a negative impact on stock prices. In the latter months of the year, however, stocks began to recover as corporate profits continued to increase and it appeared that higher short-term interest rates were unlikely to slow the economy significantly. During the year ended December 31, 2004, the fund emphasized technology, which reduced performance relative to its benchmark. This market sector was among the worst-performing groups during the year as many investors took profits following strong 2003 returns. During 2004, many investors displayed a preference for higher risk investments and against larger cap, high quality firms, which also detracted from fund performance. As the economic cycle matures and earnings growth becomes less widespread, we believe that these investors' risk appetite will decrease, giving us confidence in the long term prospects of the high-quality companies in the fund's portfolio.

PERFORMANCE REVIEW

The fund's heavy technology exposure was based on our belief that increased corporate spending would result in gains by semiconductor and semiconductor capital equipment companies. The fund has several holdings in these industries, including Xilinx, Applied Materials and Novellus Systems. During the first part of the year, semiconductor sales exceeded consumption as customers built inventories to guarantee adequate supply. As the year progressed, semiconductor bookings declined in spite of continued end market demand for electronic equipment as customers reduced their inventories. Investors reacted negatively to the resulting sales and order volatility that some feared might lead to an industry downturn. We continue to expect that corporate and consumer demand for electronic products is likely to grow. As a result, we are maintaining our focus on this market sector. Schlumberger, an oil field services company, benefited from rising oil prices and made a positive contribution to performance. Our best performer was Costco Wholesale, which had better same-stores sales growth than its competitors and saw rising profit margin after several years of declining margins. The fund's media and entertainment holdings, including Viacom, Comcast and News Corporation underperformed the market for the year. For these companies, the corporate profit recovery did not result in the anticipated increased advertising.

OUTLOOK

Although stock performance was mixed in 2004, we are optimistic about the coming year. In our view, the current recovery is part of a relatively long economic cycle. Inflation is still relatively low, there is ample liquidity available for investment and corporate profits remain strong. As the economy enters the later stages of the cycle, we anticipate that growth will be harder to find and that high-quality technology stocks have the potential to outperform. We believe this is a positive environment for the rapidly growing, high-quality, competitive companies that make up the fund's portfolio.

--------------------------------------------------------------------------------
ASSET ALLOCATION (% OF FUND'S INVESTMENTS)
--------------------------------------------------------------------------------

                              INVESTMENT COMPANIES
                                      4.1%

                                 COMMON STOCKS
                                     95.9%


--------------------------------------------------------------------------------
TOP HOLDINGS
--------------------------------------------------------------------------------
                                                   % OF TOTAL
                     ----------------------------------------
                     MICROSOFT CORP. ................. 4.8%
                     GENERAL ELECTRIC CO. ............ 4.4%
                     MEDTRONIC, INC. ................. 4.1%
                     COSTCO WHOLESALE CORP. .......... 3.9%
                     NOVARTIS AG ADR ................. 3.7%
                     ----------------------------------------
                     TOTAL ........................... 20.9%
                     ----------------------------------------
AS OF DECEMBER 31, 2004, SCHEDULE OF INVESTMENTS. SUBJECT TO CHANGE.




--------------------------------------------------------------------------------
4                                       INVESTORS MARK SERIES FUND ANNUAL REPORT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LARGE CAP GROWTH
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL RETURN AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------

                              THREE         SIX                                   SINCE COMMENCEMENT
                             MONTHS       MONTHS      ONE YEAR      FIVE YEARS    NOVEMBER 13, 1997
----------------------------------------------------------------------------------------------------
Large Cap Growth .........     7.86%        0.20%       -1.96%         -10.00%*          0.89%*
----------------------------------------------------------------------------------------------------

                                     [CHART]

                                      IMSF
                                    LARGE CAP
                                     GROWTH         S&P 500
                                    PORTFOLIO       INDEX**
                                    ---------       --------

             11/13/97                10,000         10,000
             12/31/97                10,710         10,610
             12/31/98                13,318         13,642
             12/31/99                18,041         16,513
             12/31/2000              15,871         15,009
             12/31/2001              11,972         13,226
             12/31/2002               8,562         10,302
             12/31/2003              10,866         13,258
             12/31/2004              10,654         14,700

PERFORMANCE DATA CONTAINED IN THIS REPORT IS FOR PAST PERIODS ONLY. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND SHARE VALUE WILL FLUCTUATE, AND REDEMPTION VALUE MAY BE MORE OR LESS THAN ORIGINAL COST.

 *AVERAGE ANNUAL TOTAL RETURN.

**INDEX IS UNMANAGED AND NOT AVAILABLE FOR DIRECT INVESTMENT.

--------------------------------------------------------------------------------
DECEMBER 31, 2004                                                              5
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
DECEMBER 31, 2004

LARGE CAP GROWTH
--------------------------------------------------------------------------------
SHARES             DESCRIPTION                                 MARKET VALUE
--------------------------------------------------------------------------------
COMMON STOCKS -- 94.35%
CAPITAL GOODS -- 4.39%
      5,100        General Electric Co. ...................      $  186,150
                                                                 ==========
CONSUMER CYCLICAL -- 8.85%
      3,400        Costco Wholesale Corp. .................         164,594
      1,600        Home Depot, Inc. (The) .................          68,384
      2,700        Wal-Mart Stores, Inc. ..................         142,614
                                                                 ----------
                                                                    375,592
                                                                 ==========
CONSUMER STAPLES -- 5.37%
      2,300        Colgate-Palmolive Co. ..................         117,668
      2,000        Procter & Gamble Co. (The) .............         110,160
                                                                 ----------
                                                                    227,828
                                                                 ==========
ENERGY -- 3.31%
      2,100        Schlumberger Ltd. ......................         140,595
                                                                 ==========
FINANCIAL -- 7.73%
      2,000        American International Group, Inc. .....         131,340
      1,000        Merrill Lynch & Co. ....................          59,770
      2,200        Wells Fargo & Co. ......................         136,730
                                                                 ----------
                                                                    327,840
                                                                 ==========
HEALTHCARE -- 19.99%
      2,000        Amgen, Inc. (b) ........................         128,300
      2,000        Cardinal Health, Inc. ..................         116,300
      2,400        Johnson & Johnson, Inc. ................         152,208
      3,500        Medtronic, Inc. ........................         173,845
      3,100        Novartis AG ADR ........................         156,674
      4,500        Pfizer, Inc. ...........................         121,005
                                                                 ----------
                                                                    848,332
                                                                 ==========
MEDIA & ENTERTAINMENT -- 8.41%
      5,900        Liberty Media Corp. (b) ................          64,782
        354        Liberty Media International, Inc.,
                    Class A (b) ...........................          16,365
      3,400        News Corp., Class B ....................          65,280
      5,200        Time Warner, Inc. (b) ..................         101,088
      3,000        Viacom, Inc., Class B ..................         109,170
                                                                 ----------
                                                                    356,685
                                                                 ==========

--------------------------------------------------------------------------------
SHARES             DESCRIPTION                                 MARKET VALUE
--------------------------------------------------------------------------------
TECHNOLOGY -- 36.30%
      5,900        Altera Corp. (b) .......................      $  122,130
      1,800        Analog Devices, Inc. ...................          66,456
      5,100        Applied Materials, Inc. (b) ............          87,210
      6,900        ASML Holding NV ADR (b) ................         109,779
      6,700        Cisco Systems, Inc. (b) ................         129,310
      3,600        Comcast Corp., Class A (b) .............         119,808
      3,300        Dell, Inc. (b) .........................         139,062
      1,800        Marvell Technology Group Ltd. (b) ......          63,846
      2,600        Maxim Integrated Products, Inc. ........         110,214
      2,000        Microchip Technology, Inc. .............          53,320
      7,600        Microsoft Corp. ........................         202,996
      2,900        Novellus Systems, Inc. (b) .............          80,881
      2,100        Paychex, Inc. ..........................          71,568
      1,600        SAP AG ADR .............................          70,736
      3,800        Xilinx, Inc. ...........................         112,670
                                                                 ----------
                                                                  1,539,986
                                                                 ----------
TOTAL COMMON STOCKS .......................................       4,003,008
(COST $3,551,598)                                                ==========

INVESTMENT COMPANIES -- 4.00%
    169,623        Wells Fargo Prime Investment Money
                    Market Fund ...........................         169,623
                                                                 ----------
TOTAL INVESTMENT COMPANIES ................................         169,623
(COST $169,623)                                                  ==========

TOTAL INVESTMENTS .........................................       4,172,631
(COST $3,721,221) (a) -- 98.35%

Other assets in excess of liabilities -- 1.65% ............          70,119
                                                                 ----------
NET ASSETS -- 100.00% .....................................      $4,242,750
                                                                 ==========

(a) SEE NOTES TO FINANCIAL STATEMENTS FOR TAX BASIS UNREALIZED APPRECIATION (DEPRECIATION) OF SECURITIES.

(b)  NON-INCOME PRODUCING SECURITY.

ADR - AMERICAN DEPOSITARY RECEIPT


SEE NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
6                                       INVESTORS MARK SERIES FUND ANNUAL REPORT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MID CAP EQUITY                          THE BOSTON COMPANY ASSET MANAGEMENT, LLC
--------------------------------------------------------------------------------

MARKET ENVIRONMENT

Having been stuck in a sideways pattern for much of the first three quarters, the stock market rallied as the year came to a close. The S&P Mid Cap Index rose 16.4% for the year; over 12% of the rise occurred in the fourth quarter. With plenty of cash on the sidelines, investors expressed relief as the US Presidential election came and went without controversy (and perhaps a sense that Bush's policies are more friendly to the capital markets), and oil prices declined from recent highs.

Despite a growing economy and increased corporate profitability, the markets had been weighed down by concerns over oil and the election. With some relief on both those fronts, a classic year end rally ensued as investors focused on the generally good economic environment and the paltry returns to cash and bonds.

PERFORMANCE REVIEW

The Fund's strong absolute returns were broad based with nine of the 10 sectors posting positive returns for the year. The Materials sector led the way with a return of 29%, while Information Technology was the only sector that fell with a -0.5% return.

The Investors Mark Mid Cap Equity Portfolio continued to perform well relative to the benchmark S&P Mid Cap Index with a return of 16.9% for the year. Strong stock selection drove the results as we added value versus the benchmark in six of the 10 economic sectors. Results were very helpful in Consumer Discretionary, Health Care, Industrials and Technology. This more than offset some poor stock selection in Energy.

OUTLOOK

Looking ahead investors have reasons for both caution and optimism. Reasons for optimism include moderate economic growth, corporate profits that continue to grow (albeit more slowly), corporate cash levels at historic highs (allowing for dividend increases, stock buy-backs, and acquisitions), stable to falling oil prices and valuations that seem reasonable (at least compared to bond market valuations). Reasons for caution include rising short term interest rates, ongoing geopolitical risks, and a deceleration in the growth rates for both the economy and for profits. We continue to expect modest positive returns over the long term, but with an increase in volatility. Our focus, as always, is on selecting stocks with improving business momentum and attractive valuations, regardless of the market's direction.

--------------------------------------------------------------------------------
ASSET ALLOCATION (% OF FUND'S INVESTMENTS)
--------------------------------------------------------------------------------

                              INVESTMENT COMPANIES
                                      1.3%

                                 COMMON STOCKS
                                     98.7%


--------------------------------------------------------------------------------
TOP HOLDINGS
--------------------------------------------------------------------------------

                                                         % OF TOTAL
                                                         -----------
               T. ROWE PRICE GROUP, INC. .................. 1.8%
               FLORIDA ROCK INDUSTRIES, INC. .............. 1.8%
               L-3 COMMUNICATIONS HOLDINGS, INC. .......... 1.7%
               YANKEE CANDLE CO., INC. (THE) .............. 1.7%
               PATTERSON-UTI ENERGY, INC. ................. 1.7%
               -----------------------------------------------------
               TOTAL ...................................... 8.7%
               -----------------------------------------------------

AS OF DECEMBER 31, 2004, SCHEDULE OF INVESTMENTS. SUBJECT TO CHANGE.

--------------------------------------------------------------------------------
     TOTAL RETURN AS OF DECEMBER 31, 2004

                            THREE          SIX                                 SINCE COMMENCEMENT
                            MONTHS       MONTHS      ONE YEAR     FIVE YEARS   NOVEMBER 13, 1997
-------------------------------------------------------------------------------------------------
Mid Cap Equity .........     12.13%        9.93%       16.94%        11.11%*          9.80%*
-------------------------------------------------------------------------------------------------

                                     [CHART]

                                      IMSF            S&P
                                     MID CAP        MID CAP
                                     EQUITY           400
                                    PORTFOLIO       INDEX**
                                    ---------       --------

             11/13/97                 10,000        10,000
             12/31/97                 10,508        10,670
             12/31/98                 11,247        12,709
             12/31/99                 11,500        14,580
             12/31/2000               14,596        17,133
             12/31/2001               14,202        17,029
             12/31/2002               12,283        14,558
             12/31/2003               16,655        19,742
             12/31/2004               19,476        22,997

PERFORMANCE DATA CONTAINED IN THIS REPORT IS FOR PAST PERIODS ONLY. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND SHARE VALUE WILL FLUCTUATE, AND REDEMPTION VALUE MAY BE MORE OR LESS THAN ORIGINAL COST.

 *AVERAGE ANNUAL TOTAL RETURN.

**INDEX IS UNMANAGED AND NOT AVAILABLE FOR DIRECT INVESTMENT.


--------------------------------------------------------------------------------
DECEMBER 31, 2004                                                              7
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
DECEMBER 31, 2004

MID CAP EQUITY

--------------------------------------------------------------------------------
SHARES             DESCRIPTION                                  MARKET VALUE
--------------------------------------------------------------------------------
COMMON STOCKS -- 98.91%
BASIC MATERIALS -- 2.92%
      1,200        Bowater, Inc. .................................   $52,764
      5,200        Kinross Gold Corp. (b) ........................    36,608
      1,500        Plum Creek Timber Co., Inc. ...................    57,660
                                                                     -------
                                                                     147,032
                                                                     =======
CAPITAL GOODS -- 14.59%
      1,500        AGCO Corp. ....................................    32,835
        900        Black & Decker Corp. ..........................    79,497
      1,000        BorgWarner, Inc. ..............................    54,170
      1,500        Florida Rock Industries, Inc. .................    89,295
      1,900        LAM Research Corp. (b) ........................    54,929
        700        Lincoln Electric Holdings, Inc. ...............    24,178
      3,100        Louisiana-Pacific Corp. .......................    82,894
        700        Manpower, Inc. ................................    33,810
      1,000        Pentair, Inc. .................................    43,560
      1,100        Precision Castparts Corp. .....................    72,248
      2,000        Rockwell Collins, Inc. ........................    78,880
        800        Simpson Manufacturing Co., Inc. ...............    27,920
        900        Temple-Inland, Inc. ...........................    61,560
                                                                     -------
                                                                     735,776
                                                                     =======
CONSUMER CYCLICAL -- 13.66%
        700        Abercrombie & Fitch Co., Class A ..............    32,865
      1,200        Barnes & Noble, Inc. (b) ......................    38,724
      4,900        Circuit City Stores, Inc. .....................    76,636
      1,100        Dollar Tree Stores, Inc. (b) ..................    31,548
      1,600        Energizer Holdings, Inc. (b) ..................    79,504
      2,700        Foot Locker, Inc. .............................    72,711
        509        GameStop Corp., Class B (b) ...................    11,407
        600        Nieman Marcus Group, Inc. (The),
                     Class A .....................................    42,924
      1,300        Nordstrom, Inc. ...............................    60,749
        900        Omnicare, Inc. ................................    31,158
        500        Regis Corp. ...................................    23,075
      1,200        Ross Stores, Inc. .............................    34,644
      2,600        Saks, Inc. ....................................    37,726
      1,400        Toys "R" Us, Inc. (b) .........................    28,658
      2,600        Yankee Candle Co., Inc. (The) (b) .............    86,268
                                                                     -------
                                                                     688,597
                                                                     =======

--------------------------------------------------------------------------------
SHARES             DESCRIPTION                                  MARKET VALUE
--------------------------------------------------------------------------------
CONSUMER STAPLES -- 6.81%
      1,050        Alberto-Culver Co. ............................   $50,999
      1,900        Albertson's, Inc. .............................    45,372
      2,400        Dean Foods Co. (b) ............................    79,080
      1,200        International Flavors & Fragrances,
                    Inc. .........................................    51,408
      1,200        J.M. Smucker Co. (The) ........................    56,484
        900        Knight-Ridder, Inc. ...........................    60,246
                                                                     -------
                                                                     343,589
                                                                     =======
ENERGY -- 6.19%
      1,100        Consol Energy, Inc. ...........................    45,155
      2,000        ENSCO International, Inc. .....................    63,480
      4,400        Patterson-UTI Energy, Inc. ....................    85,580
      3,000        Pride International, Inc. (b) .................    61,620
      1,100        Weatherford International Ltd. (b) ............    56,430
                                                                     -------
                                                                     312,265
                                                                     =======
FINANCIAL -- 16.92%
      1,300        Bank of Hawaii Corp. ..........................    65,962
      2,300        Banknorth Group, Inc. .........................    84,180
      2,100        CenturyTel, Inc. ..............................    74,487
      1,400        Cullen/Frost Bankers, Inc. ....................    68,040
      3,200        E*TRADE Financial Corp. (b) ...................    47,840
      2,200        Health Care Property Investors, Inc. ..........    60,918
      1,200        Hibernia Corp., Class A .......................    35,412
      1,000        Mercantile Bankshares Corp. ...................    52,200
      1,200        Montpelier Re Holdings Ltd. ...................    46,140
      1,300        Protective Life Corp. .........................    55,497
      3,500        Providian Financial Corp. (b) .................    57,645
      1,200        SEI Investments Co. ...........................    50,316
      1,500        T. Rowe Price Group, Inc. .....................    93,300
        900        Zions Bancorp .................................    61,227
                                                                     -------
                                                                     853,164
                                                                     =======
SEE NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
8                                       INVESTORS MARK SERIES FUND ANNUAL REPORT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
DECEMBER 31, 2004

MID CAP EQUITY (CONTINUED)
--------------------------------------------------------------------------------
SHARES             DESCRIPTION                                   MARKET VALUE
--------------------------------------------------------------------------------
HEALTHCARE -- 9.26%
        600        Beckman Coulter, Inc. .......................   $   40,194
      1,161        Caremark Rx, Inc. (b) .......................       45,778
      1,100        DaVita, Inc. (b) ............................       43,483
      1,800        Endo Pharmaceuticals Holdings,
                    Inc. (b) ...................................       37,836
      1,200        Health Net, Inc. (b) ........................       34,644
        400        Henry Schein, Inc. (b) ......................       27,856
        700        Hillenbrand Industries, Inc. ................       38,878
      1,100        Hospira, Inc. (b) ...........................       36,850
        400        Neurocrine Biosciences, Inc. (b) ............       19,720
      1,900        PerkinElmer, Inc. ...........................       42,731
        800        Triad Hospitals, Inc. (b) ...................       29,768
      1,600        Varian Medical Systems, Inc. (b) ............       69,184
                                                                   ----------
                                                                      466,922
                                                                   ==========
TECHNOLOGY -- 21.92%
        700        Affiliated Computer Services, Inc.,
                    Class A (b) ................................       42,133
      1,700        American Power Conversion Corp. .............       36,380
      1,400        Amphenol Corp., Class A (b) .................       51,436
      3,100        Andrew Corp. (b) ............................       42,253
      2,300        Cadence Design Systems, Inc. (b) ............       31,763
      1,200        Ceridian Corp. (b) ..........................       21,936
      1,100        Diebold, Inc. ...............................       61,303
        280        DreamWorks Animation SKG, Inc.,
                    Class A (b) ................................       10,503
      1,300        Dun & Bradstreet Corp. (b) ..................       77,545
        900        Entercom Communications Corp. (b)............       32,301
      8,500        Gemstar-TV Guide International,
                    Inc. (b) ...................................       50,320
      2,000        Hearst-Argyle Television, Inc. ..............       52,760
      2,900        Ingram Micro, Inc. (b) ......................       60,320
      1,000        International Rectifier Corp. (b) ...........       44,570
      1,200        L-3 Communications Holdings, Inc. ...........       87,888
        500        Mettler-Toledo International, Inc. (b) ......       25,655
      1,400        Novellus Systems, Inc. (b) ..................       39,046
      1,300        Scientific-Atlanta, Inc. ....................       42,913
      1,700        Storage Technology Corp. (b) ................       53,737
      2,700        Sybase, Inc. (b) ............................       53,865
      5,700        Tellabs, Inc. (b) ...........................       48,963
      2,000        Teradyne, Inc. (b) ..........................       34,140
      2,100        Verisign, Inc. (b) ..........................       70,392
      2,200        Vishay Intertechnology, Inc. (b) ............       33,044
                                                                   ----------
                                                                    1,105,166
                                                                   ==========

--------------------------------------------------------------------------------
SHARES             DESCRIPTION                                   MARKET VALUE
--------------------------------------------------------------------------------
TRANSPORTATION & SERVICES -- 0.73%
        500        Landstar System, Inc. (b) ...................   $   36,820
                                                                   ==========
UTILITIES -- 5.91%
      1,900        AGL Resources, Inc. .........................       63,156
      3,800        Allied Waste Industries, Inc. (b) ...........       35,264
      1,800        Energy East Corp. ...........................       48,024
      1,600        Hawaiian Electric Industries, Inc. ..........       46,640
        700        NSTAR .......................................       37,996
      2,000        Republic Services, Inc. .....................       67,080
                                                                   ----------
                                                                      298,160
                                                                   ----------
TOTAL COMMON STOCKS ............................................    4,987,491
(COST $3,699,517)                                                  ==========

INVESTMENT COMPANIES -- 1.34%
     67,470        Wells Fargo Prime Investment Money
                    Market Fund ................................       67,470
                                                                   ----------
TOTAL INVESTMENT COMPANIES .....................................       67,470
(COST $67,470)                                                     ==========

TOTAL INVESTMENTS ..............................................    5,054,961
(COST $3,766,987) (a) -- 100.25%

Liabilities in excess of other assets -- (0.25)% ...............     (12,551)
                                                                   ----------
NET ASSETS -- 100.00% ..........................................   $5,042,410
                                                                   ==========


(a) SEE NOTES TO FINANCIAL STATEMENTS FOR TAX BASIS UNREALIZED APPRECIATION (DEPRECIATION) OF SECURITIES.

(b)  NON-INCOME PRODUCING SECURITY.

SEE NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
DECEMBER 31, 2004                                                              9
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SMALL CAP EQUITY                              COLUMBIA MANAGEMENT ADVISORS, INC.
--------------------------------------------------------------------------------

MARKET ENVIRONMENT

A strong finish to the 2004 calendar year solidified a sixth consecutive year of small cap outperformance relative to large caps. The Russell 2000 small cap index closed the year up 18.3%, well ahead of the 11.4% and 10.9% respective returns of the large cap Russell 1000 and S&P 500 indexes. Attractive relative valuations at the beginning of the year combined with superior growth in revenues and earnings drove the outperformance. 2004 will also be remembered as the year of exceptionally strong commodity prices. Within the Russell 2000, the energy sector returned 56.8%, basic materials were up 34.7% and real estate investment trusts were up 27.8%. Accordingly, value once again outperformed growth, with the Russell 2000 Value index returning an impressive 22.2% versus a 14.3% return for the Russell 2000 Growth index.


PERFORMANCE REVIEW

The IMSF Small Cap Equity Portfolio ended the year up 10.9%, which trailed the Russell 2000 Growth benchmark. The Portfolio's underperformance can be traced back to the early summer months, when the Federal Reserve began its much anticipated tightening of monetary policy and second quarter earnings came in below expectations, especially within the technology sector where we had an above market weight position. Also contributing to the underperformance was our overweight position in media stocks. While we enjoyed strong gains in this sector at the end of 2003 and the early portion of 2004, we did not take profits quickly enough. The Portfolio also suffered from a lack of exposure to strength in commodity prices, particularly in the basic material and real estate sectors. This was driven by our focus on investing in businesses that we believe possess above average long-term growth and profitability prospects. We have been reluctant to view basic commodity companies in this light as supply and demand imbalances swing dramatically with little notice. Partially offsetting these shortfalls was strong stock selection within the financial, industrial and technology sectors.


OUTLOOK

We remain cautiously optimistic about the prospects for small-cap growth stocks. While six years of outperformance relative to large cap stocks has closed the valuation gap, earnings growth expectations heavily favor small caps and could lead to continued outperformance. Given overall valuations, sector outperformance is not likely to be as dramatic as we've seen in the past and stock selection should play an even greater role. We believe that our focus on unique small-cap growth companies with strong financial characteristics will help us in a potentially volatile market environment. Lately, we've found a prevalence of these companies within the technology and health care sectors, both of which we are overweight relative to our benchmark.

Interest rates and commodity prices continue to be the two wild cards in our minds that could potentially derail the small cap streak of outperformance. While the markets are certainly expecting the Fed to continue to push rates upwards, any acceleration in the rate increases could prove damaging to smaller companies. Another theme that could have an impact on the year is the potential for increased merger and acquisition activity, driven by strong balance sheets and increased confidence in economic growth. We believe this would be bullish for small caps.

--------------------------------------------------------------------------------
ASSET ALLOCATION (% OF FUND'S INVESTMENTS)
--------------------------------------------------------------------------------

                              INVESTMENT COMPANIES
                                      1.9%

                                 COMMON STOCKS
                                      98.1

--------------------------------------------------------------------------------
     TOP HOLDINGS
--------------------------------------------------------------------------------
                                                          % OF TOTAL
               -----------------------------------------------------
               JARDEN CORP ................................. 1.4%
               INFINITY PROPERTY & CASUALTY CORP. .......... 1.3%
               DRS TECHNOLOGIES, INC. ...................... 1.3%
               GAYLORD ENTERTAINMENT ....................... 1.2%
               MARVEL ENTERPRISES, INC. .................... 1.2%
               -----------------------------------------------------
               TOTAL ....................................... 6.4%
               -----------------------------------------------------

AS OF DECEMBER 31, 2004, SCHEDULE OF INVESTMENTS. SUBJECT TO CHANGE.

--------------------------------------------------------------------------------
10                                      INVESTORS MARK SERIES FUND ANNUAL REPORT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SMALL CAP EQUITY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     TOTAL RETURN AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------




                              THREE          SIX                                 SINCE COMMENCEMENT
                              MONTHS       MONTHS      ONE YEAR     FIVE YEARS   NOVEMBER 13, 1997
---------------------------------------------------------------------------------------------------
Small Cap Equity .........     13.44%        5.80%       10.86%         1.06%*          4.75%*
---------------------------------------------------------------------------------------------------

                                     [CHART]

                                      IMSF
                                    SMALL CAP
                                     EQUITY         S&P 600
                                    PORTFOLIO       INDEX**
                                    ---------       --------

             11/13/97                 10,000         10,000
             12/31/97                  9,720         10,325
             12/31/98                  8,144         10,190
             12/31/99                 13,206         11,455
             12/31/2000               12,851         12,806
             12/31/2001               11,601         13,641
             12/31/2002                8,725         11,646
             12/31/2003               12,555         16,164
             12/31/2004               13,919         19,825

PERFORMANCE DATA CONTAINED IN THIS REPORT IS FOR PAST PERIODS ONLY. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND SHARE VALUE WILL FLUCTUATE, AND REDEMPTION VALUE MAY BE MORE OR LESS THAN ORIGINAL COST.

 *AVERAGE ANNUAL TOTAL RETURN.

**INDEX IS UNMANAGED AND NOT AVAILABLE FOR DIRECT INVESTMENT.

--------------------------------------------------------------------------------
DECEMBER 31, 2004                                                             11
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
DECEMBER 31, 2004

SMALL CAP EQUITY
--------------------------------------------------------------------------------
SHARES             DESCRIPTION                                MARKET VALUE
--------------------------------------------------------------------------------
COMMON STOCKS -- 97.87%
CONSUMER DISCRETIONARY -- 14.82%
      1,000        Arbitron, Inc. (b) ..........................   $39,180
      5,200        Bombay Co., Inc. (b) ........................    28,756
      1,100        Carter's, Inc. (b) ..........................    37,389
      1,400        Cost Plus, Inc. (b) .........................    44,982
      2,500        Cumulus Media, Inc. (b) .....................    37,700
      1,400        Fred's, Inc. ................................    24,360
      1,400        Gaylord Entertainment (b) ...................    58,142
      1,550        Jarden Corp. (b) ............................    67,332
      1,900        Lin TV Corp., Class A (b) ...................    36,290
      2,700        Marvel Enterprises, Inc. (b) ................    55,296
      1,900        Pacific Sunwear of California,
                    Inc. (b) ...................................    42,294
      1,000        Party City Corp. (b) ........................    12,930
      2,400        Pinnacle Entertainment, Inc. (b) ............    47,472
      2,300        Radio One, Inc., Class D (b) ................    37,076
      2,100        Scientific Games Corp. (b) ..................    50,064
      1,700        Sharper Image Corp. (b) .....................    32,045
      4,200        Sinclair Broadcast Group, Inc.,
                    Class A ....................................    38,682
                                                                   -------
                                                                   689,990
                                                                   =======
CONSUMER STAPLES -- 0.35%
        600        Performance Food Group Co. (b) ..............    16,146
                                                                   =======
ENERGY -- 4.26%
      1,600        Edge Petroleum Corp. (b) ....................    23,328
        600        Energy Partners Ltd (b) .....................    12,162
      2,400        Key Energy Services, Inc. (b) ...............    28,320
        900        Maverick Tube Corp. (b) .....................    27,270
      3,900        Mission Resources Corp. (b) .................    22,776
        700        Spinnaker Exploration Co. (b) ...............    24,549
        800        Unit Corp. (b) ..............................    30,568
      1,000        Western Gas Resources, Inc. .................    29,250
                                                                   -------
                                                                   198,223
                                                                   =======

--------------------------------------------------------------------------------
SHARES             DESCRIPTION                                MARKET VALUE
--------------------------------------------------------------------------------
FINANCIAL -- 10.19%
      1,000        Ace Cash Express, Inc. (b) ..................   $29,660
      1,400        Boston Private Financial
                    Holdings, Inc. .............................    39,438
      1,500        Commercial Capital Bancorp, Inc. ............    34,770
      6,700        Corillian Corp. (b) .........................    32,964
        900        East West Bancorp, Inc. .....................    37,764
      1,300        Greenhill & Co., Inc. .......................    37,310
      1,700        Infinity Property & Casualty Corp. ..........    59,840
      1,000        Jefferies Group, Inc. .......................    40,280
        400        Main Street Banks, Inc ......................    13,972
      1,145        Mercantile Bank Corp. .......................    45,228
        600        National Financial Partners Corp. ...........    23,280
        500        Philadelphia Consolidated Holding
                    Corp. (b) ..................................    33,070
      1,600        Prosperity Bancshares, Inc. .................    46,736
                                                                   -------
                                                                   474,312
                                                                   =======
HEALTHCARE -- 21.43%
      2,500        Advancis Pharmaceutical Corp. (b) ...........     9,550
      1,400        Advisory Board Co. (The) (b) ................    51,632
      1,056        America Service Group, Inc. (b) .............    28,269
        800        Bio-Rad Laboratories, Inc.,
                    Class A (b) ................................    45,896
      1,900        BioSante Pharmaceuticals, Inc. (b) ..........    10,412
      1,400        Bone Care International, Inc. (b) ...........    38,990
        900        Caraco Pharmaceutical Laboratories
                    Ltd. (b) ...................................     8,595
      5,400        Cardiac Science, Inc. (b) ...................    11,556
      3,600        Cell Therapeutics, Inc. (b) .................    29,304
      2,400        Conceptus, Inc. (b) .........................    19,476
      2,300        CYTOGEN Corp. (b) ...........................    26,496
      4,700        DepoMed, Inc. (b) ...........................    25,380
      2,200        DOV Pharmaceutical, Inc. (b) ................    39,710
      1,300        Enzo Biochem, Inc. (b) ......................    25,311
      2,300        Exact Sciences Corp. (b) ....................     8,786
      1,200        Integra Lifesciences Corp. (b) ..............    44,316
      2,500        Isolagen, Inc. (b) ..........................    19,675
      1,200        LCA-Vision, Inc. ............................    28,068
        900        Lifepoint Hospitals, Inc. (b) ...............    31,338


SEE NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
12                                      INVESTORS MARK SERIES FUND ANNUAL REPORT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
DECEMBER 31, 2004

SMALL CAP EQUITY (CONTINUED)

--------------------------------------------------------------------------------
SHARES             DESCRIPTION                                  MARKET VALUE
--------------------------------------------------------------------------------
HEALTHCARE (CONTINUED)
      2,300        Medical Action Industries, Inc. (b) ...........   $45,310
      2,000        Nektar Therapeutics (b) .......................    40,480
      3,502        Neopharm, Inc. (b) ............................    43,810
        700        Neurocrine Biosciences, Inc. (b) ..............    34,510
      1,700        Noven Pharmaceuticals, Inc. (b) ...............    29,002
        700        Palomar Medical Technologies,
                    Inc. (b) .....................................    18,249
      1,700        Protein Design Labs, Inc. (b) .................    35,122
      2,900        QLT, Inc. (b) .................................    46,632
      2,200        Renovis, Inc. (b) .............................    31,636
      2,000        Salix Pharmaceuticals, Inc. (b) ...............    35,180
      1,600        SonoSite, Inc. (b) ............................    54,320
        200        SurModics, Inc. (b) ...........................     6,502
        800        Taro Pharmaceutical Industries
                    Ltd. (b) .....................................    27,224
      1,800        Telik, Inc. (b) ...............................    34,452
        800        U.S. Physical Therapy, Inc. (b) ...............    12,336
                                                                     -------
                                                                     997,525
                                                                     =======
INDUSTRIAL -- 14.69%
      1,000        AMCOL International Corp. .....................    20,090
      1,000        Chicago Bridge & Iron Co. .....................    40,000
        600        Corporate Executive Board Co. .................    40,164
        700        CUNO, Inc. (b) ................................    41,580
      1,400        DRS Technologies, Inc. (b) ....................    59,794
      2,500        Educate, Inc. (b) .............................    33,100
      1,400        EGL, Inc. (b) .................................    41,846
      1,289        Genesee & Wyoming, Inc., Class
                    A (b) ........................................    36,260
      2,200        Heartland Express, Inc. .......................    49,434
        800        Laureate Education, Inc (b) ...................    35,272
      1,700        Leadis Technology, Inc. (b) ...................    18,105
      2,800        MDC Partners, Inc., Class A (b) ...............    30,212
      1,300        Navigant Consulting Co. (b) ...................    34,580
      1,300        NCO Group, Inc. (b) ...........................    33,605
      4,500        Plug Power, Inc. (b) ..........................    27,495
      1,400        Sirva, Inc. (b) ...............................    26,908
      2,600        UAP Holding Corp. (b) .........................    44,902
        600        UTI Worldwide, Inc. ...........................    40,812
      1,100        Wabash National Corp. (b) .....................    29,623
                                                                     -------
                                                                     683,782
                                                                     =======


--------------------------------------------------------------------------------
SHARES             DESCRIPTION                                  MARKET VALUE
--------------------------------------------------------------------------------
TECHNOLOGY -- 32.13%
      1,600        Aceto Corp. ...................................   $30,464
      1,444        Activision, Inc. (b) ..........................    29,140
      1,600        Alliance Gaming Corp. (b) .....................    22,096
        900        Anixter International, Inc. ...................    32,391
      1,400        Applied Films Corp. (b) .......................    30,184
      1,800        August Technology Corp. (b) ...................    18,954
      2,700        Brooks Automation, Inc. (b) ...................    46,494
      2,900        Captiva Software Corp. (b) ....................    29,580
      4,300        Cray, Inc. (b) ................................    20,038
      2,600        Cypress Semiconductor Corp. (b) ...............    30,498
        900        Digital River, Inc. (b) .......................    37,449
      4,100        Digitas, Inc. (b) .............................    39,155
      1,000        DSP Group, Inc. (b) ...........................    22,330
      4,700        Entegris, Inc. (b) ............................    46,765
      1,800        Epicor Software Corp. (b) .....................    25,362
        700        Equinix, Inc. (b) .............................    29,918
        800        F5 Networks, Inc. (b) .........................    38,976
      1,500        FEI Co. (b) ...................................    31,500
      1,100        FileNET Corp. (b) .............................    28,336
      7,800        Finisar Corp. (b) .............................    17,784
      2,900        Foundry Networks, Inc. (b) ....................    38,164
      1,200        Global Imaging Systems, Inc. (b) ..............    47,400
        800        Integrated Circuit Systems, Inc. (b) ..........    16,736
      1,119        Inter-Tel, Inc. ...............................    30,638
      1,800        Itron, Inc. (b) ...............................    43,038
      4,100        IXYS Corp. (b) ................................    42,312
      3,700        Landec Corp. (b) ..............................    25,308
      2,300        Magma Design Automation, Inc. (b) .............    28,888
      1,300        Manhattan Associates, Inc. (b) ................    31,044
        900        MAXIMUS, Inc. (b) .............................    28,008
      7,200        Micromuse, Inc. (b) ...........................    39,960
      1,400        MTC Technologies, Inc. (b) ....................    46,998
      2,400        Mykrolis Corp. (b) ............................    34,008
      3,100        NMS Communications Corp. (b) ..................    19,561
      7,100        OpenTV Corp. (b) ..............................    27,264
      1,400        OSI Systems, Inc. (b) .........................    31,794
      1,800        PalmSource, Inc. (b) ..........................    22,932
      1,100        Photon Dynamics, Inc. (b) .....................    26,708
      3,600        Pinnacle Systems, Inc. (b) ....................    21,960
      2,000        Rae Systems, Inc. (b) .........................    14,600
      6,400        Retek, Inc. (b) ...............................    39,360

SEE NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
DECEMBER 31, 2004                                                             13
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
DECEMBER 31, 2004

SMALL CAP EQUITY (CONTINUED)

--------------------------------------------------------------------------------
SHARES             DESCRIPTION                                  MARKET VALUE
--------------------------------------------------------------------------------
TECHNOLOGY (CONTINUED)
 4,500             Scansoft, Inc. (b) ........................... $   18,855
 2,000             Silicon Image, Inc. (b) ......................     32,920
 4,100             Silicon Storage Technology, Inc. (b) .........     24,395
   900             Take-Two Interactive Software,
                    Inc. (b) ....................................     31,311
 3,800             Telecommunication Systems, Inc. (b) ..........     12,688
 3,200             TiVo, Inc. (b) ...............................     18,784
 2,100             Ultratech, Inc. (b) ..........................     39,585
 1,700             Verity, Inc. (b) .............................     22,304
 2,700             Zoran Corp. (b) ..............................     31,266
                                                                  ----------
                                                                   1,496,203
                                                                  ----------
TOTAL COMMON STOCKS .............................................  4,556,181
(COST $3,706,390)                                                 ==========

--------------------------------------------------------------------------------
SHARES             DESCRIPTION                                  MARKET VALUE
--------------------------------------------------------------------------------
INVESTMENT COMPANIES -- 1.87%
87,016             Wells Fargo Prime Investment Money
                    Market Fund ................................. $   87,016
                                                                  ----------
TOTAL INVESTMENT COMPANIES ......................................     87,016
(COST $87,016)                                                    ==========

TOTAL INVESTMENTS -- 99.74% .....................................  4,643,197
(COST $3,793,406) (a)
Other assets in excess of liabilities -- 0.26% ..................     11,926
                                                                  ----------
NET ASSETS -- 100.00% ........................................... $4,655,123
                                                                  ==========

(a) SEE NOTES TO FINANCIAL STATEMENTS FOR TAX BASIS UNREALIZED APPRECIATION (DEPRECIATION) OF SECURITIES.

(b)  NON-INCOME PRODUCING SECURITY.

SEE NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
14                                      INVESTORS MARK SERIES FUND ANNUAL REPORT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GROWTH & INCOME                                           LORD, ABBETT & CO. LLC
--------------------------------------------------------------------------------

PERFORMANCE REVIEW
Stock selection within the health care sector detracted from performance relative to the S&P 500/Barra Value Index during the year ended December 31, 2004. Pfizer (1.1% of Portfolio weighting) announced that its arthritis drug, Celebrex, may increase the risk of heart attacks among users. Shares of Merck (1.0% of Portfolio weighting) fell in response to the recall of its arthritis medication, Vioxx, which was the largest recall in the history of the pharmaceutical industry. A relative overweight and stock selection within the materials sector also detracted from performance. Shares of Alcoa (1.3% of Portfolio weighting) fell due to challenges within the aluminum industry, while Newmont Mining (1.3% of Portfolio weighting) shares fell due to falling gold prices. Finally, within the consumer discretionary sector, Tribune (1.0% of Portfolio weighting) was hurt by circulation declines and weak advertising sales.

Stock selection within the information technology sector contributed to relative performance. Apple Computer (1.1% of Portfolio weighting) and Motorola (1.9% of Portfolio weighting) both benefited from solid quarterly earnings announcements based on strong product sales throughout the year. Xerox (1.7% of Portfolio weighting) benefited late in the year by capturing a three-year deal with a major retail store to provide certain digital technology equipment. A relative underweight within the financials sector, compared to index, also benefited performance during the year ended December 31, 2004.

OUTLOOK

During the year ended December 31, 2004, we added selectively to the industrials, health care and consumer staples sectors while slightly reducing the Portfolio's exposure to the consumer discretionary sector. We continue to maintain a bias toward basic materials and industrial companies. We continue to implement the disciplined investment process and philosophy that has guided our firm for over 70 years.

--------------------------------------------------------------------------------
ASSET ALLOCATION (% OF FUND'S INVESTMENTS)
--------------------------------------------------------------------------------

                                 COMMON STOCKS
                                      100%


--------------------------------------------------------------------------------
TOP HOLDINGS
--------------------------------------------------------------------------------
                                                    % OF TOTAL
                    ------------------------------------------
                    EXXON MOBIL CORP. ................ 5.8%
                    DEERE & CO. ...................... 3.0%
                    J.P. MORGAN CHASE & CO. .......... 2.7%
                    GENERAL ELECTRIC CO. ............. 2.6%
                    INTERNATIONAL PAPER CO. .......... 2.4%
                    ------------------------------------------
                    TOTAL ............................ 16.5%
                    ------------------------------------------

AS OF DECEMBER 31, 2004, SCHEDULE OF INVESTMENTS. SUBJECT TO CHANGE.

--------------------------------------------------------------------------------
TOTAL RETURN AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------


                             THREE          SIX                                 SINCE COMMENCEMENT
                             MONTHS       MONTHS      ONE YEAR     FIVE YEARS   NOVEMBER 13, 1997
--------------------------------------------------------------------------------------------------
Growth & Income .........     10.93%        8.67%       12.60%         5.58%*          8.49%*
--------------------------------------------------------------------------------------------------

                                     [CHART]

                                      IMSF
                                    GROWTH &
                                     INCOME         S&P 500
                                    PORTFOLIO       INDEX**
                                    ---------       --------

             11/13/97                10,000         10,000
             12/31/97                10,425         10,610
             12/31/98                11,679         13,642
             12/31/99                13,625         16,513
             12/31/2000              15,776         15,009
             12/31/2001              14,738         13,226
             12/31/2002              12,043         10,302
             12/31/2003              15,876         13,258
             12/31/2004              17,877         14,700

PERFORMANCE DATA CONTAINED IN THIS REPORT IS FOR PAST PERIODS ONLY. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND SHARE VALUE WILL FLUCTUATE, AND REDEMPTION VALUE MAY BE MORE OR LESS THAN ORIGINAL COST.

 *AVERAGE ANNUAL TOTAL RETURN.

**INDEX IS UNMANAGED AND NOT AVAILABLE FOR DIRECT INVESTMENT.

--------------------------------------------------------------------------------
DECEMBER 31, 2004                                                             15
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
DECEMBER 31, 2004

GROWTH & INCOME
--------------------------------------------------------------------------------
SHARES             DESCRIPTION                              MARKET VALUE
--------------------------------------------------------------------------------
COMMON STOCKS -- 97.50%
BASIC MATERIALS -- 8.95%
      3,500        Alcoa, Inc. .............................   $ 109,970
        300        Dow Chemical Co. ........................      14,853
      3,600        du Pont (E.I.) de Nemours & Co. .........     176,580
      4,700        International Paper Co. .................     197,400
      2,400        Newmont Mining Corp. ....................     106,584
        800        Potash Corp. of Saskatchewan, Inc. ......      66,448
      2,000        Praxair, Inc. ...........................      88,300
                                                               ---------
                                                                 760,135
                                                               =========
CAPITAL GOODS -- 11.56%
        800        Caterpillar, Inc. .......................      78,008
      1,700        Corning, Inc. (b) .......................      20,009
      3,300        Deere & Co. .............................     245,520
      1,700        Eaton Corp. .............................     123,012
      1,000        Emerson Electric Co. ....................      70,100
      5,800        General Electric Co. ....................     211,700
      1,200        Parker Hannifin Corp. ...................      90,888
      4,000        Tyco International Ltd. .................     142,960
                                                               ---------
                                                                 982,197
                                                               =========
CONSUMER CYCLICAL -- 8.38%
      2,600        Clear Channel Communications, Inc........      87,074
        100        Federated Department Stores, Inc. .......       5,779
      3,900        Gap, Inc. (The) .........................      82,368
        700        Illinois Tool Works, Inc. ...............      64,876
      1,300        Kimberly-Clark Corp. ....................      85,553
      2,100        Newell Rubbermaid, Inc. .................      50,799
      1,000        NIKE, Inc., Class B .....................      90,690
      1,100        Target Corp. ............................      57,123
      2,000        Tribune Co. .............................      84,280
        600        Wal-Mart Stores, Inc. ...................      31,692
      2,400        Waste Management, Inc. ..................      71,856
                                                               ---------
                                                                 712,090
                                                               =========
CONSUMER STAPLES -- 8.76%
      1,200        Archer-Daniels-Midland Co. ..............      26,772
        900        Clorox Co. ..............................      53,037
      1,400        CVS Corp. ...............................      63,098
        600        Diageo PLC ADR ..........................      34,728
      1,400        Gillette Co. ............................      62,692
      1,400        H.J. Heinz Co. ..........................      54,586
      1,500        Kellogg Co. .............................      66,990
      4,700        Kraft Foods, Inc. .......................     167,367
      4,500        Kroger Co. (b) ..........................      78,930
      2,600        PepsiCo, Inc. ...........................     135,720
                                                               ---------
                                                                 743,920
                                                               =========



--------------------------------------------------------------------------------
SHARES             DESCRIPTION                              MARKET VALUE
--------------------------------------------------------------------------------
ENERGY -- 9.34%
      2,500        Baker Hughes, Inc. ......................   $ 106,675
      9,400        Exxon Mobil Corp. .......................     481,844
        800        GlobalSantaFe Corp. .....................      26,488
        300        PG&E Corp. (b) ..........................       9,984
      1,200        Progress Energy, Inc. ...................      54,288
      1,700        Schlumberger Ltd. .......................     113,815
                                                               ---------
                                                                 793,094
                                                               =========
FINANCIAL -- 17.01%
      1,800        American International Group, Inc. ......     118,206
      1,910        Bank of America Corp. ...................      89,751
      3,700        Bank of New York Co., Inc. (The) ........     123,654
      1,000        CIGNA Corp. .............................      81,570
      3,200        Citigroup, Inc. .........................     154,176
        700        Goldman Sachs Group, Inc. ...............      72,828
        400        Hartford Financial Services Group,
                    Inc. ...................................      27,724
      5,752        J.P. Morgan Chase & Co. .................     224,385
        700        Marshall & Ilsley Corp. .................      30,940
      1,500        MBNA Corp. ..............................      42,285
      3,900        Mellon Financial Corp. ..................     121,329
      2,100        Merrill Lynch & Co. .....................     125,517
      2,100        Mitsubishi Tokyo Financial Group,
                    Inc. ADR ...............................      21,462
      1,800        U.S. Bancorp ............................      56,376
      1,400        Wachovia Corp. ..........................      73,640
      1,300        Wells Fargo & Co. .......................      80,795
                                                               ---------
                                                               1,444,638
                                                               =========
HEALTHCARE -- 11.23%
      3,300        Baxter International, Inc. ..............     113,982
      1,600        Bristol-Myers Squibb Co. ................      40,992
      1,700        Cardinal Health, Inc. ...................      98,855
        600        GlaxoSmithKline PLC ADR .................      28,434
        200        Guidant Corp. ...........................      14,420
      1,200        MedImmune, Inc. (b) .....................      32,532
      2,600        Merck & Co., Inc. .......................      83,564
      1,007        Monsanto Co. ............................      55,939
      2,600        Novartis AG ADR .........................     131,404
      3,500        Pfizer, Inc. ............................      94,115
      5,300        Schering-Plough Corp. ...................     110,664
      3,500        Wyeth ...................................     149,065
                                                               ---------
                                                                 953,966
                                                               =========

SEE NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
16                                      INVESTORS MARK SERIES FUND ANNUAL REPORT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
DECEMBER 31, 2004

GROWTH & INCOME (CONTINUED)
--------------------------------------------------------------------------------
SHARES             DESCRIPTION                              MARKET VALUE
--------------------------------------------------------------------------------
MEDIA & ENTERTAINMENT -- 2.92%
      2,000        Viacom, Inc., Class B ...................  $   72,780
      6,300        Walt Disney Co. (The) ...................     175,140
                                                              ----------
                                                                 247,920
                                                              ==========
TECHNOLOGY -- 12.52%
      1,100        Advanced Micro Devices, Inc. (b) ........      24,222
      1,400        Apple Computer, Inc. (b) ................      90,160
      4,700        Comcast Corp., Special Class A (b) ......     154,348
     11,200        EMC Corp. (b) ...........................     166,544
      1,500        Honeywell International, Inc. ...........      53,115
        200        International Business Machines
                    Corp. ..................................      19,716
      4,300        Microsoft Corp. .........................     114,853
      9,500        Motorola, Inc. ..........................     163,400
     14,600        Solectron Corp. (b) .....................      77,818
      1,300        Texas Instruments, Inc. .................      32,006
        900        Veritas Software Corp. (b) ..............      25,695
      8,300        Xerox Corp. (b) .........................     141,183
                                                              ----------
                                                               1,063,060
                                                              ==========
TELECOMMUNICATION SERVICES -- 3.26%
      3,500        SBC Communications, Inc. ................      90,195
      1,000        Sprint Corp. ............................      24,850
      4,000        Verizon Communications, Inc. ............     162,040
                                                              ----------
                                                                 277,085
                                                              ==========



--------------------------------------------------------------------------------
SHARES             DESCRIPTION                                      MARKET VALUE
--------------------------------------------------------------------------------
TRANSPORTATION & SERVICES -- 3.57%
      1,300        Canadian National Railway Co. ...........  $   79,625
      1,100        CSX Corp. ...............................      44,088
      1,400        Union Pacific Corp. .....................      94,150
      1,000        United Parcel Service, Class B ..........      85,460
                                                              ----------
                                                                 303,323
                                                              ----------
TOTAL COMMON STOCKS ........................................   8,281,428
(COST $6,306,197)                                             ==========

TOTAL INVESTMENTS -- 97.50% ................................   8,281,428
(COST $6,306,197) (a)

Other assets in excess of liabilities -- 2.50% .............     211,987
                                                              ----------
NET ASSETS -- 100.00% ......................................  $8,493,415
                                                              ==========

(a) SEE NOTES TO FINANCIAL STATEMENTS FOR TAX BASIS UNREALIZED APPRECIATION (DEPRECIATION) OF SECURITIES.

(b)  NON-INCOME PRODUCING SECURITY.

ADR - AMERICAN DEPOSITARY RECEIPT


SEE NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
DECEMBER 31, 2004                                                             17
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BALANCED                                      KORNITZER CAPITAL MANAGEMENT, INC.
--------------------------------------------------------------------------------

PERFORMANCE REVIEW

IMSF Balanced Portfolio generated a total return (price change and reinvested distributions) of 20.30% for the year ending December 31, 2004. The average balanced fund, as measured by Lipper Analytical Services, registered a return of 8.99% for the year. The fund's stronger relative performance was driven by a movement out of technology stocks and into selected healthcare, energy and travel and gaming stocks.

Top stocks in the healthcare sector for 2004 included Elan (+295.5%), American Medical (+91.6%) and Pharmaceutical Product Development Inc. (+53.1%). Top stocks in the energy sector included Halliburton (+ 53.2%) and Kerr McGee (+28.2%). Finally, top performers in travel and gaming space included names such as Ameristar Casinos (+78.9%), Harrah's Entertainment (+37.7%) and Harley Davidson (+28.7%).

OUTLOOK

Our outlook for common stocks during the coming year is positive. We see very strong momentum for job growth, the U.S. economy and corporate profits. As the labor market tightens in the latter half of 2005 we see corporate spending accelerating. Increased productivity and the substitution of capital for labor will become high priorities. The Federal Reserve will continue to raise short-term interest rates. The wildcard for 2005 will be long-term rates. If they remain well contained the outlook for stocks (particularly high dividend growers) could be very robust. If they rise sharply the stock market may find the bond market a worthy competitor and gains may be more limited.

The equity portion of the fund continues to be guided by our identification of well-researched long-term trends. Each company owned must be positioned with a positive long-term (3-5 year) operating environment. Additionally, the majority of our stock holdings have very little debt and produce cash flow in excess of their needs to operate and grow their businesses. The sectors we emphasize at any point in time are largely driven by relative valuation.

The bond portfolio has a high yield orientation, which helped the fund maintain a healthy level of income during a continued period of very low interest rates. Several of the fund's convertible securities appreciated greatly during the period. Top performing convertible securities included names such as Lions Gate Entertainment and Boston Private Financial. We are keeping corporate bonds at a historically low weighting and the bonds we do own have relatively short maturities.

We intend to allocate between stocks and bonds opportunistically in 2005. Presently, we favor stocks and convertible bonds. If long-rates rise substantially, we would anticipate moving more aggressively into fixed income securities.

--------------------------------------------------------------------------------
ASSET ALLOCATION (% OF FUND'S INVESTMENTS)
--------------------------------------------------------------------------------

                              INVESTMENT COMPANIES
                                      1.7%

                          CONVERTIBLE PREFERRED BONDS
                                      5.2%

                          CONVERTIBLE CORPORATE BONDS
                                      6.3%

                U.S. GOVERNMENT SPONSERED AND AGENCY OBLIGATIONS
                                     10.5%

                                CORPORATE BONDS
                                     12.7%

                                 COMMON STOCKS
                                     63.6%

--------------------------------------------------------------------------------
TOP HOLDINGS
--------------------------------------------------------------------------------
                                                        % OF TOTAL
              ----------------------------------------------------
              U.S. TREASURY NOTES 1.50% 02/28/05 ........... 7.0%
              U.S. TREASURY NOTES 1.63%, 01/31/05 .......... 3.5%
              HARRAH'S ENTERTAINMENT, INC. ................. 3.0%
              ICO HOLDINGS, INC. ........................... 2.4%
              WMS INDUSTRIES, INC. ......................... 2.4%
              ----------------------------------------------------
              TOTAL ........................................ 18.3%
              ----------------------------------------------------

AS OF DECEMBER 31, 2004, SCHEDULE OF INVESTMENTS. SUBJECT TO CHANGE.

--------------------------------------------------------------------------------
18                                      INVESTORS MARK SERIES FUND ANNUAL REPORT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BALANCED
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL RETURN AS OF DECEMBER 31, 2004


                      THREE          SIX                                 SINCE COMMENCEMENT
                      MONTHS       MONTHS      ONE YEAR     FIVE YEARS   NOVEMBER 13, 1997
-------------------------------------------------------------------------------------------
Balanced .........     10.45%        8.12%       20.30%         9.80%*          7.05%*
-------------------------------------------------------------------------------------------

                                     [CHART]

                                       MERRILL
                         IMSF           LYNCH
                       BALANCED       BOND FUND      S&P 500
                       PORTFOLIO       INDEX**       INDEX**
                       ---------       --------      -------

11/13/97                10,000         10,000        10,000
12/31/97                10,019         10,147        10,610
12/31/98                 9,414         11,113        13,642
12/31/99                10,187         10,885        16,513
12/31/2000              11,044         12,185        15,009
12/31/2001              11,435         13,212        13,226
12/31/2002               9,893         14,658        10,302
12/31/2003              13,512         15,323        13,258
12/31/2004              16,254         15,960        14,700

PERFORMANCE DATA CONTAINED IN THIS REPORT IS FOR PAST PERIODS ONLY. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND SHARE VALUE WILL FLUCTUATE, AND REDEMPTION VALUE MAY BE MORE OR LESS THAN ORIGINAL COST.
 *AVERAGE ANNUAL TOTAL RETURN.
**INDICES ARE UNMANAGED AND NOT AVAILABLE FOR DIRECT INVESTMENT.

--------------------------------------------------------------------------------
DECEMBER 31, 2004                                                             19
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
DECEMBER 31, 2004

BALANCED
--------------------------------------------------------------------------------
    SHARES OR
    PRINCIPAL
      AMOUNT       DESCRIPTION                                    MARKET VALUE
--------------------------------------------------------------------------------
COMMON STOCKS -- 62.77%
BASIC MATERIALS -- 1.40%
      5,645        AU Optronics Corp. ADR ........................   $  80,836
                                                                      ========
CONSUMER CYCLICAL -- 20.57%
      1,500        Ameristar Casinos, Inc. .......................      64,665
      1,800        Argosy Gaming Co. (b) .........................      84,060
      1,400        Barnes & Noble, Inc. (b) ......................      45,178
      1,300        Carnival Corp. ................................      74,919
      2,200        DeVry, Inc. (b) ...............................      38,192
      1,594        GameStop Corp., Class B (b) ...................      35,722
      1,000        Harley-Davidson, Inc. .........................      60,750
      2,550        Harrah's Entertainment, Inc. ..................     170,569
      1,800        Hewitt Associates, Inc., Class A (b) ..........      57,618
      2,000        Oxford Industries, Inc. .......................      82,600
      2,400        Performance Food Group Co. (b) ................      64,584
      3,300        Rent-A-Center, Inc. (b) .......................      87,450
      3,000        ServiceMaster Co. (The) .......................      41,370
      1,300        Tuesday Morning Corp. (b) .....................      39,819
      1,200        Weight Watchers International,
                    Inc. (b) .....................................      49,284
      1,650        Williams-Sonoma, Inc. (b) .....................      57,816
      4,000        WMS Industries, Inc. (b) ......................     134,159
                                                                     ---------
                                                                     1,188,755
                                                                     =========
EDUCATION -- 2.16%
      1,700        Career Education Corp. (b) ....................      68,000
      3,000        Corinthian Colleges, Inc. (b) .................      56,535
                                                                     ---------
                                                                       124,535
                                                                     =========
ENERGY -- 1.77%
      2,600        Halliburton Co. ...............................     102,024
                                                                     =========
FINANCIAL -- 5.53%
      1,500        American Express Co. ..........................      84,555
      1,000        H & R Block, Inc. .............................      49,000
      1,700        Morgan Stanley ................................      94,384
      1,700        Navigant Consulting, Inc. (b) .................      45,220
        950        Northern Trust Corp. ..........................      46,151
                                                                     ---------
                                                                       319,310
                                                                     =========


--------------------------------------------------------------------------------
    SHARES OR
    PRINCIPAL
      AMOUNT       DESCRIPTION                                    MARKET VALUE
--------------------------------------------------------------------------------
HEALTHCARE -- 16.23%
        750        Abbott Laboratories ...........................   $  34,988
      1,700        American Medical Systems Holdings,
                    Inc. (b) .....................................      71,077
      3,100        Axcan Pharma, Inc. (b) ........................      59,923
      3,000        Bayer AG ADR ..................................     101,940
      1,400        Charles River Laboratories
                    International, Inc. (b) ......................      64,414
      3,500        Elan Corp. PLC ADR (b) ........................      95,375
      1,000        Johnson & Johnson, Inc. .......................      63,420
      3,200        MedImmune, Inc. (b) ...........................      86,752
      3,000        Mentor Corp. ..................................     101,220
      1,100        Millipore Corp. (b) ...........................      54,791
      2,500        Pharmaceutical Product
                    Development, Inc. (b) ........................     103,225
      3,000        Schering-Plough Corp. .........................      62,640
      1,200        Shire Pharmaceuticals Group PLC
                    ADR (b) ......................................      38,340
                                                                      ---------
                                                                        938,105
                                                                      =========
MEDIA & ENTERTAINMENT -- 2.92%
      3,000        Time Warner, Inc. (b) .........................      58,320
      1,500        Viacom, Inc., Class B .........................      54,585
      2,000        Walt Disney Co. (The) .........................      55,600
                                                                     ---------
                                                                       168,505
                                                                     =========
TECHNOLOGY -- 8.54%
        750        Analog Devices, Inc. ..........................      27,690
      1,800        Applied Materials, Inc. (b) ...................      30,780
      1,200        Dell, Inc. (b) ................................      50,568
      1,000        Fisher Scientific International,
                    Inc. (b) .....................................      62,380
      2,700        Intel Corp. ...................................      63,153
      2,300        Microsoft Corp. ...............................      61,433
      2,200        National Semiconductor Corp. (b) ..............      39,490
      3,000        SanDisk Corp. (b) .............................      74,910
      1,500        Scientific-Atlanta, Inc. ......................      49,515
      2,500        Wind River Systems, Inc. (b) ..................      33,875
                                                                     ---------
                                                                       493,794
                                                                     =========

SEE NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
20                                      INVESTORS MARK SERIES FUND ANNUAL REPORT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
DECEMBER 31, 2004

BALANCED (CONTINUED)

--------------------------------------------------------------------------------
SHARES OR
PRINCIPAL
 AMOUNT            DESCRIPTION                        MARKET VALUE
--------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 2.04%
  3,300            ADTRAN, Inc. ......................   $  63,162
  3,500            Nokia Corp., Class A ADR ..........      54,845
                                                         ---------
                                                           118,007
                                                         =========
TRANSPORTATION & SERVICES -- 1.61%
    950            FedEx Corp. .......................      93,566
                                                         ---------
TOTAL COMMON STOCKS ..................................   3,627,437
(COST $2,922,717)                                        =========

CORPORATE BONDS -- 12.54%
AEROSPACE/DEFENSE -- 0.55%
$30,000            Titan Corp.,
                    8.00%, 05/15/11 ...................      31,950
                                                          =========
BUILDING MATERIALS -- 2.02%
100,000            Texas Industries, Inc.,
                    10.25%, 06/15/11 ..................     117,000
                                                          =========
CONSUMER CYCLICAL -- 4.22%
 15,000            Aztar Corp.,
                    7.88%, 06/15/14 ..................      16,613
 15,000            Circus Circus Enterprise, Inc.,
                    7.63%, 07/15/13 ..................      16,425
 10,000            Isle of Capri Casinos, Inc.,
                    7.00%, 03/01/14 ..................      10,200
  5,000            John Q. Hammons Hotels, Inc.,
                    8.88%, 05/15/12 ..................       5,650
 15,000            Mandalay Resort Group,
                    10.25%, 08/01/07 .................      16,950
 25,000            MGM Mirage, Inc.,
                    8.38%, 02/01/11 ..................      28,188
 10,000            Park Place Entertainment Corp.,
                    8.88%, 09/15/08 ..................      11,325
 25,000            Park Place Entertainment Corp.,
                    8.13%, 05/15/11 ..................      28,875
 65,000            Penn National Gaming, Inc.,
                    8.88%, 03/15/10 ..................      70,930
 25,000            Royal Caribbean Cruises Ltd.,
                    7.50%, 10/15/27 ..................      27,281
 10,000            WCI Communities, Inc.,
                    10.63%, 02/15/11 .................      11,100
                                                         ---------
                                                           243,537
                                                         =========

--------------------------------------------------------------------------------
SHARES OR
PRINCIPAL
 AMOUNT            DESCRIPTION                        MARKET VALUE
--------------------------------------------------------------------------------
CONSUMER STAPLES -- 0.29%
$15,000            Pilgrim's Pride Corp.,
                    9.63%, 09/15/11 ..................   $  16,875
                                                         =========
ENERGY -- 1.09%
  5,000            Swift Energy Co.,
                    9.38%, 05/01/12 ..................       5,600
 50,000            Tesoro Petroleum Corp.,
                    9.63%, 04/01/12 ..................      57,500
                                                         ---------
                                                            63,100
                                                         =========
FINANCIAL -- 1.41%
 25,000            Ford Motor Credit Co.,
                    5.80%, 01/12/09 ..................      25,554
 50,000            Host Marriott Corp.,
                    9.25%, 10/01/07 ..................      55,750
                                                         ---------
                                                            81,304
                                                         =========
HEALTHCARE -- 0.26%
 20,000            aaiPharma, Inc.,
                    11.00%, 04/01/10 .................      14,950
                                                         =========
MEDIA & ENTERTAINMENT -- 0.55%
 35,000            Charter Communications Holdings,
                    11.13%, 01/15/11 .................      31,675
                                                         =========
TECHNOLOGY -- 0.73%
 10,000            Lucent Technologies, Inc.,
                    7.25%, 07/15/06 ..................      10,450
 30,000            Rogers Wireless, Inc.,
                    7.50%, 03/15/15, (b) .............      31,650
                                                         ---------
                                                            42,100
                                                         =========
UTILITIES -- 1.42%
 80,000            Allied Waste Industries, Inc.,
                    7.88%, 04/15/13 ..................      82,000
                                                         ---------
TOTAL CORPORATE BONDS ................................     724,491
(COST $656,793)                                          =========


SEE NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
DECEMBER 31, 2004                                                             21
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
DECEMBER 31, 2004

BALANCED (CONTINUED)


--------------------------------------------------------------------------------
SHARES OR
PRINCIPAL
  AMOUNT           DESCRIPTION                              MARKET VALUE
--------------------------------------------------------------------------------
U.S. GOVERNMENT SPONSORED AND AGENCY
OBLIGATIONS -- 10.38%
U.S. TREASURY NOTES -- 10.38%
$  200,000         1.63%, 01/31/05 ........................   $  199,969
   400,000         1.50%, 02/28/05 ........................      399,719
                                                              ----------
TOTAL U.S. GOVERNMENT SPONSORED AND
AGENCY OBLIGATIONS ........................................      599,688
(COST $599,779)                                               ==========

CONVERTIBLE CORPORATE BONDS -- 6.21%
AIRLINES -- 1.64%
   100,000         Jet Blue Airways Corp.,
                    3.50%, 07/15/33 .......................       95,000
                                                              ==========
FINANCIAL -- 1.48%
    45,000         BISYS Group, Inc. (The),
                    4.00%, 03/15/06 .......................       44,719
    40,000         NCO Group, Inc.,
                    4.75%, 04/15/06 .......................       40,850
                                                              ----------
                                                                  85,569
                                                              ==========
HEALTHCARE -- 1.51%
    85,000         Amylin Pharmaceuticals, Inc.,
                    2.50%, 04/15/11 .......................       87,550
                                                              ==========
MEDIA & ENTERTAINMENT -- 1.03%
    50,000         Lions Gate Entertainment Corp.,
                    2.94%, 10/15/24, (c) ..................       59,250
                                                              ==========
TECHNOLOGY -- 0.55%
    35,000         Conexant Systems, Inc.,
                    4.00%, 02/01/07 .......................       31,675
                                                              ==========
TOTAL CONVERTIBLE CORPORATE BONDS .........................      359,044
(COST $342,575)                                               ==========

--------------------------------------------------------------------------------
SHARES OR
PRINCIPAL
  AMOUNT           DESCRIPTION                              MARKET VALUE
--------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS -- 5.17%
BUILDING MATERIALS -- 0.53%
       600         TXI Capital Trust, Inc. ................   $   30,390
                                                              ==========
ENERGY -- 2.38%
     6,000         ICO Holdings, Inc. .....................      138,000
                                                              ==========
FINANCIAL -- 2.26%
     1,550         Boston Private Financial ...............       86,219
     1,000         Fleetwood Capital Trust (b) ............       44,250
                                                              ----------
                                                                 130,469
                                                              ----------
TOTAL CONVERTIBLE PREFERRED STOCKS ........................      298,859
(COST $224,072)                                               ==========

INVESTMENT COMPANIES -- 1.69%
    97,757         Wells Fargo Prime Investment Money
                    Market Fund ...........................       97,757
                                                              ----------
TOTAL INVESTMENT COMPANIES ................................       97,757
(COST $97,757)                                                ==========

PREFERRED STOCKS -- 0.00%

MEDIA & ENTERTAINMENT -- 0.00%
        50         Adelphia Communications Corp. ..........           50
                                                              ----------
TOTAL PREFERRED STOCK .....................................           50
(COST $5,069)                                                 ==========

TOTAL INVESTMENTS -- 98.76% ...............................    5,707,326
(COST $4,848,762) (a)

Other assets inexcess of liabilities -- 1.24% ............       71,468
                                                              ----------
NET ASSETS -- 100.00% .....................................   $5,778,794
                                                              ==========


(a) SEE NOTES TO FINANCIAL STATEMENTS FOR TAX BASIS UNREALIZED APPRECIATION (DEPRECIATION) OF SECURITIES.

(b)  NON-INCOME PRODUCING SECURITY.

(c) RULE 144A SECTION 4(2), OR OTHER SECURITY, WHICH IS RESTRICTED AS TO RESALE TO INSTITUTIONAL INVESTORS.

ADR - AMERICAN DEPOSITORY RECEIPT



SEE NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
22                                      INVESTORS MARK SERIES FUND ANNUAL REPORT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INTERMEDIATE FIXED INCOME          STANDISH MELLON ASSET MANAGEMENT COMPANY, LLC
--------------------------------------------------------------------------------

MARKET ENVIRONMENT

During the second half of the year, broad sectors outperformed Treasuries. Spread sectors benefited from continued low interest rate volatility. Investment grade and lower quality corporate bonds fared well as the economy bounced back from the "mid-year soft patch". High yield corporate bonds posted the strongest excess returns on the domestic front with 610 basis points of excess return relative to Treasuries for the second half of 2004.

During the third quarter, interest rates moved lower as lackluster job gains, weak retail sales and declining consumer confidence pushed bond yields below 4% from just over 4.5% at the beginning of the quarter. Economic activity rebounded during the fourth quarter and interest rates rose, with the 10-year Treasury yield ending the year at 4.2%. Job gains averaged approximately 200,000 per month, while core CPI ticked up modestly to 2.2% year-over-year. Despite the brief surge in oil prices and a weaker dollar, the Fed has kept a relatively tame inflation outlook. Given the improved economic picture, the Fed has steadily been increasing the Federal funds rate since June 30th from 1.0% to 2.25%. During this tightening cycle, it has been surprising that while short-term rates have risen, long-term bond yields have actually declined during 2004. To some degree, the upward pressure on interest rates has been mitigated by massive foreign purchases of U.S. Treasuries as central banks sought to stem the dollar's slide.


PERFORMANCE REVIEW

The Intermediate Fixed Income Portfolio of the Investor's Mark Series Fund family enjoyed positive returns and relative outperformance in the second half of 2004. For 2004, the Intermediate Fixed Income Portfolio also provided strong outperformance relative to its benchmark.

The portfolio benefited from overweight positions in spread product during the second half of the year. Overweight positions in corporate bonds, asset-backed and commercial mortgage backed securities contributed positively to performance. During the fourth quarter in particular, the portfolio also benefited from a shorter duration relative to the index as well as a barbell yield curve posture (overweight in the short and long-ends).


OUTLOOK

In the months ahead, we expect economic data will support further rate hikes by the Fed. Under tighter monetary conditions, we anticipate upward pressure on interest rates and a flatter yield curve. In today's low volatility environment, with most yield spreads at narrow levels, many sectors appear fully valued. Given the vulnerability to spread widening, we have positioned the portfolio defensively with a reduced corporate bond position. We have increased the allocation to Treasury Inflation Protected Securities (TIPS) as seasonal inflation patterns and breakeven inflation rates in the area of 2.5% make TIPS attractive relative to nominal Treasuries. Ultimately, if as we expect, the Fed maintains their tightening stance, the shorter than benchmark duration and barbell yield curve position will continue to benefit returns.

--------------------------------------------------------------------------------
ASSET ALLOCATION (% OF FUND'S INVESTMENTS)
--------------------------------------------------------------------------------

                              INVESTMENT COMPANIES
                                      0.4%

                          CONVERTIBLE PREFERRED BONDS
                                      0.9%

                         FOREIGN GOVERNMENT OBLIGATIONS
                                      1.5%

                      COLLATERALIZED MORTGAGE OBLIGATIONS
                                      4.1%

                            ASSET-BACKED SECURITIES
                                     14.5%

                                CORPORATE BONDS
                                     30.9%

                U.S. GOVERNMENT SPONSORED AND AGENCY OBLIGATIONS
                                     47.7%

--------------------------------------------------------------------------------
TOP HOLDINGS
--------------------------------------------------------------------------------
                                                          % OF TOTAL
              ------------------------------------------------------
              U.S. TREASURY NOTES 2.88%, 11/30/06 .......... 4.3%
              U.S. TREASURY NOTES 2.50%, 05/31/06 .......... 3.9%
              U.S. TREASURY NOTES 1.88%, 01/31/06 .......... 3.1%
              U.S. TREASURY BONDS 6.25%, 05/15/30 .......... 3.0%
              FNMA TBA 5.00%, 01/01/20 ..................... 2.1%
              ------------------------------------------------------
              TOTAL ....................................... 16.4%
              ------------------------------------------------------

AS OF DECEMBER 31, 2004, SCHEDULE OF INVESTMENTS. SUBJECT TO CHANGE.

--------------------------------------------------------------------------------
DECEMBER 31, 2004                                                             23
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INTERMEDIATE FIXED INCOME
--------------------------------------------------------------------------------
     TOTAL RETURN AS OF DECEMBER 31, 2004




                      THREE         SIX                                 SINCE COMMENCEMENT
                     MONTHS       MONTHS      ONE YEAR     FIVE YEARS   NOVEMBER 13, 1997
------------------------------------------------------------------------------------------
Intermediate Fixed
 Income ..........     0.70%        4.05%        4.50%         6.98%           5.75%
------------------------------------------------------------------------------------------

                                     [CHART]

                                      IMSF           LEHMAN
                                  INTERMEDIATE      BROTHERS
                                     FIXED          AGGREGATE
                                     INCOME           BOND
                                    PORTFOLIO       INDEX**
                                    ---------       --------

             11/13/97                10,000           10,000
             12/31/97                10,127           10,101
             12/31/98                10,650           10,977
             12/31/99                10,630           10,886
             12/31/2000              11,775           12,152
             12/31/2001              12,624           13,176
             12/31/2002              13,564           14,529
             12/31/2003              14,256           15,126
             12/31/2004              14,897           15,782

PERFORMANCE DATA CONTAINED IN THIS REPORT IS FOR PAST PERIODS ONLY. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND SHARE VALUE WILL FLUCTUATE, AND REDEMPTION VALUE MAY BE MORE OR LESS THAN ORIGINAL COST.

*INDEX IS UNMANAGED AND NOT AVAILABLE FOR DIRECT INVESTMENT.

--------------------------------------------------------------------------------
24                                      INVESTORS MARK SERIES FUND ANNUAL REPORT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
DECEMBER 31, 2004

INTERMEDIATE FIXED INCOME
--------------------------------------------------------------------------------
PRINCIPAL
 AMOUNT            DESCRIPTION                    MARKET VALUE
--------------------------------------------------------------------------------
U.S.   GOVERNMENT SPONSORED AND AGENCY
OBLIGATIONS       -- 50.93%
FEDERAL HOME LOAN MORTGAGE
CORPORATION -- 0.87%
 $ 24,536          4.00%, 10/01/09 ...............   $  24,640
   24,650          4.50%, 10/01/09 ...............      24,955
                                                     ---------
                                                        49,595
                                                     =========
FEDERAL NATIONAL CONVENTIONAL
LOAN -- 12.97%
   23,840          6.00%, 04/01/18 ...............      24,994
   24,336          6.00%, 05/01/29 ...............      25,251
    1,070          8.00%, 10/01/30 ...............       1,161
   17,491          6.50%, 02/01/32 ...............      18,361
  102,344          6.50%, 03/01/32 ...............     107,438
   83,366          7.00%, 05/01/32 ...............      88,374
   10,526          6.50%, 06/01/32 ...............      11,048
   17,705          6.50%, 09/01/32 ...............      18,584
  108,350          6.50%, 01/01/33 ...............     113,725
  110,008          6.00%, 02/01/33 ...............     113,826
   20,770          5.50%, 04/01/33 ...............      21,104
   43,908          5.00%, 06/01/33 ...............      44,666
   66,693          5.50%, 06/01/33 ...............      67,765
   82,638          5.50%, 07/01/33 ...............      83,967
                                                     ---------
                                                       740,264
                                                     =========
FEDERAL NATIONAL MORTGAGE
ASSOCIATION -- 9.52%
   24,391          3.53%, 07/01/10 ...............      23,577
   13,831          5.00%, 07/01/11 ...............      14,075
   10,000          5.50%, 09/25/11 ...............      10,661
   14,095          5.00%, 10/01/11 ...............      14,344
   10,000          4.06%, 06/01/13 ...............       9,482
   40,000          5.50%, 12/01/24 ...............      40,908
   12,237          5.50%, 01/01/25 ...............      12,554
    5,670          7.00%, 11/01/31 ...............       6,019
  125,000          TBA, 5.00%, 01/01/20 ..........     126,954
   15,000          TBA, 5.50%, 01/01/20 ..........      15,497
   55,000          TBA, 5.00%, 01/01/35 ..........      54,553
  105,000          TBA, 5.50%, 01/01/35 ..........     106,575
  105,000          TBA, 6.00%, 01/01/35 ..........     108,545
                                                     ---------
                                                       543,744
                                                     =========


--------------------------------------------------------------------------------
PRINCIPAL
 AMOUNT            DESCRIPTION                    MARKET VALUE
--------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE
ASSOCIATION -- 5.71%
 $  3,659          1.70%, 11/16/06 ...............   $   3,651
   29,482          3.65%, 09/16/17 ...............      29,354
    5,419          9.00%, 12/15/17 ...............       6,062
   29,365          4.15%, 02/16/18 ...............      29,556
   23,080          2.91%, 06/16/18, (c) ..........      22,597
   20,000          3.61%, 08/16/18 ...............      19,857
   24,511          3.02%, 01/16/19 ...............      24,046
   15,000          2.95%, 03/16/19 ...............      14,574
   44,032          2.82%, 12/16/19 ...............      42,921
   24,749          3.40%, 03/16/20 ...............      24,419
   24,927          3.08%, 04/16/22 ...............      24,328
   14,133          3.36%, 08/16/22 ...............      13,897
   35,000          3.38%, 01/16/23 ...............      34,420
   11,246          3.09%, 04/16/24 ...............      11,118
   25,000          4.00%, 05/16/27 ...............      25,031
                                                     ---------
                                                       325,831
                                                     =========
STUDENT LOAN MARKETING
ASSOCIATION -- 0.26%
   15,000          2.75%, 12/01/05 ...............      14,931
                                                     =========
U.S. TREASURY BILLS -- 0.44%
   25,000          2.18%, 03/17/05, (d) ..........      24,894
                                                     =========
U.S. TREASURY BONDS -- 3.25%
  155,000          6.25%, 05/15/30 ...............     185,316
                                                     =========
U.S. TREASURY INFLATION PROTECTION BONDS -- 1.92%
  110,000          0.88%, 04/15/10 ...............     109,767
                                                     =========
U.S. TREASURY NOTES -- 15.99%
   55,000          1.25%, 05/31/05 ...............      54,738
   20,000          1.50%, 07/31/05 ...............      19,877
  190,000          1.88%, 01/31/06 ...............     188,174
  125,000          1.50%, 03/31/06 ...............     122,959
  240,000          2.50%, 05/31/06 ...............     238,622
  260,000          2.88%, 11/30/06 ...............     259,187
    5,000          3.88%, 05/15/09 ...............       5,074
   10,000          3.38%, 09/15/09 ...............       9,909
   15,000          4.25%, 08/15/13 ...............      15,118
                                                     ---------
                                                       913,658
                                                     =========
TOTAL U.S. GOVERNMENT SPONSORED AND
AGENCY OBLIGATIONS ...............................   2,908,000
(COST $2,911,373)                                    =========


SEE NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
DECEMBER 31, 2004                                                             25
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
DECEMBER 31, 2004

INTERMEDIATE FIXED INCOME (CONTINUED)


--------------------------------------------------------------------------------
    PRINCIPAL
      AMOUNT        DESCRIPTION                                 MARKET VALUE
--------------------------------------------------------------------------------
CORPORATE BONDS -- 32.96%
AUTOMOTIVE -- 1.16%
    $   25,000      DaimlerChrysler NA Holdings,
                     7.75%, 06/15/05 .............................   $25,532
        15,000      DaimlerChrysler NA Holdings,
                     7.38%, 09/15/06 .............................    15,893
        20,000      Ford Motor Co., 6.63%, 10/01/28 ..............    18,655
        15,000      General Motors Corp.,
                     0.00%, 03/15/36 .............................     6,213
                                                                     -------
                                                                      66,293
                                                                     =======
BASIC MATERIALS -- 3.54%
        10,000      Abitibi-Consolidated, Inc.,
                     8.30%, 08/01/05 .............................    10,225
        17,000      Abitibi-Consolidated, Inc.,
                     8.50%, 08/01/29 .............................    16,469
        10,000      D.R. Horton, Inc., 8.50%, 04/15/12 ...........    11,150
        21,000      Georgia-Pacific Corp.,
                     8.88%, 02/01/10 .............................    24,439
        14,000      ICI Wilmington, 5.63%, 12/01/13 ..............    14,500
        25,000      International Flavors & Fragrances,
                     Inc., 6.45%, 05/15/06 .......................    25,996
        12,000      International Steel Group, Inc.,
                     6.50%, 04/15/14 .............................    12,870
        25,000      Lubrizol Corp., 6.50%, 10/01/34 ..............    25,461
        15,000      RPM International, Inc.,
                     4.45%, 10/15/09, (b) ........................    14,708
        14,000      RPM International, Inc.,
                     6.25%, 12/15/13 .............................    14,563
        20,000      Sappi Papier Holding AG,
                     6.75%, 06/15/12, (b) ........................    22,222
         9,000      UPM-Kymmene Corp.,
                     5.63%, 12/01/14, (b) ........................     9,387
                                                                     -------
                                                                     201,990
                                                                     =======
CAPITAL GOODS -- 0.19%
         3,000      American Standard, Inc.,
                     7.38%, 02/01/08 .............................     3,290
         7,000      Owens-Brockway Glass Container,
                     Inc., 7.75%, 05/15/11 .......................     7,578
                                                                     -------
                                                                      10,868
                                                                     =======

--------------------------------------------------------------------------------
    PRINCIPAL
      AMOUNT        DESCRIPTION                                 MARKET VALUE
--------------------------------------------------------------------------------
CONSUMER CYCLICAL -- 4.48%
    $   25,000      Aramark Services, Inc.,
                     7.00%, 05/01/07 .............................   $26,673
        15,000      British Sky Broadcasting Group PLC,
                     6.88%, 02/23/09 .............................    16,455
        30,000      Carnival Corp., 7.05%, 05/15/05 ..............    30,448
        40,000      Heinz (H.J.) Co.,
                     6.19%, 12/01/05, (b) (c) ....................    40,981
        20,000      Liberty Media Corp.,
                     3.50%, 09/25/06 .............................    19,889
         5,000      May Department Stores Co.,
                     3.95%, 07/15/07 .............................     5,008
         5,000      May Department Stores Co.,
                     4.80%, 07/15/09 .............................     5,084
        10,000      MGM Mirage, Inc., 6.00%, 10/01/09 ............    10,250
        10,000      Mohegan Tribal Gaming Authority,
                     8.00%, 04/01/12 .............................    10,850
         5,000      Mohegan Tribal Gaming Authority,
                     7.13%, 08/15/14 .............................     5,263
         5,000      Office Depot, Inc., 6.25%, 08/15/13 ..........     5,335
         5,000      Park Place Entertainment Corp.,
                     7.88%, 12/15/05 .............................     5,188
         5,000      Park Place Entertainment Corp.,
                     8.50%, 11/15/06 .............................     5,413
        25,000      Reed Elsevier Capital,
                     6.13%, 08/01/06 .............................    25,920
         5,000      Royal Caribbean Cruises Ltd.,
                     8.75%, 02/02/11 .............................     5,906
         5,000      Royal Caribbean Cruises Ltd.,
                     7.50%, 10/15/27 .............................     5,456
        15,000      Speedway Motorsports Inc.,
                     6.75%, 06/01/13 .............................    15,788
        15,000      Stater Brothers Holdings,
                     8.13%, 06/15/12 .............................    15,863
                                                                     -------
                                                                     255,770
                                                                     =======
CONSUMER STAPLES -- 0.45%
        10,000      Safeway, Inc., 4.13%, 11/01/08 ...............     9,941
        15,000      Tricon Global Restaurants, Inc.,
                     8.50%, 04/15/06 .............................    15,935
                                                                     -------
                                                                      25,876
                                                                     =======

SEE NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
26                                      INVESTORS MARK SERIES FUND ANNUAL REPORT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
DECEMBER 31, 2004

INTERMEDIATE FIXED INCOME (CONTINUED)


--------------------------------------------------------------------------------
    PRINCIPAL
      AMOUNT        DESCRIPTION                             MARKET VALUE
--------------------------------------------------------------------------------
ENERGY -- 3.24%
    $   20,000      FirstEnergy Corp., 5.50%, 11/15/06 .......   $20,647
        10,000      Illinois Power, 7.50%, 06/15/09 ..........    11,279
         3,000      IPALCO Enterprises, Inc.,
                     6.60%, 01/01/34, (b) ....................     3,214
         5,000      IPALCO Enterprises, Inc.,
                     8.63%, 11/14/11 .........................     5,600
         5,000      Monongahela Power Co.,
                     6.70%, 06/15/14, (b) ....................     5,539
         5,000      Nevada Power Co.,
                     5.88%, 01/15/15, (b) ....................     5,038
        20,000      Niagara Mohawk Power Corp.,
                     7.75%, 10/01/08 .........................    22,499
        25,000      Pemex Project Funding Master Trust,
                     7.38%, 12/15/14 .........................    27,787
        15,000      Southern Natural Gas Co.,
                     7.35%, 02/15/31 .........................    15,563
        10,000      Teck Cominco Ltd., 7.00%, 09/15/12 .......    11,084
        10,000      TXU Corp., 6.38%, 01/01/08 ...............    10,623
        30,000      TXU Corp., 4.80%, 11/15/09, (b) ..........    30,053
        15,000      Westar Energy, Inc., 7.88%, 05/01/07......    16,312
                                                                 -------
                                                                 185,238
                                                                 =======
FINANCIAL -- 11.53%
        45,000      American Express Co.,
                     2.75%, 09/17/07, (c) ....................    45,008
        65,000      American Express Co.,
                     1.69%, 01/15/09 .........................    63,570
        15,000      Amvescap PLC, 5.38%, 02/27/13 ............    15,134
        30,000      Amvescap PLC, 5.38%, 12/15/14, (b)........    29,902
        15,000      Banco Nacional De Desenvolvimiento
                     Economico (Brazil),
                     5.83%, 06/16/08, (c) ....................    15,375
        30,000      Capital One Financial Corp.,
                     6.00%, 08/15/13 .........................    32,059
        10,000      Chevy Chase Bank, 6.88%, 12/01/13 ........    10,325
        15,000      Cincinnati Financial Corp.,
                     6.13%, 11/01/34, (b) ....................    15,160
        35,000      Countrywide Home Loan,
                     2.18%, 04/12/06, (c) ....................    34,983
        30,000      Deluxe Corp., 3.50%, 10/01/07, (b) .......    29,914
        10,000      ERAC USA Finance Co.,
                     7.35%, 06/15/08, (b) ....................    11,047
        30,000      Ford Motor Credit Co.,
                     7.60%, 08/01/05 .........................    30,700
        50,000      Ford Motor Credit Co.,
                     5.80%, 01/12/09 .........................    51,106
        29,000      Glencore Funding LLC,
                     6.00%, 04/15/14, (b) ....................    28,057

--------------------------------------------------------------------------------
    PRINCIPAL
      AMOUNT        DESCRIPTION                             MARKET VALUE
--------------------------------------------------------------------------------

    $   15,000      Goldman Sachs, 6.35%, 02/15/34 ...........   $15,620
         5,000      Jefferies Group, Inc.,
                     7.50%, 08/15/07 .........................     5,471
         7,000      Jefferies Group, Inc.,
                     7.75%, 03/15/12 .........................     7,942
        10,000      Leucadia National Corp.,
                     7.00%, 08/15/13 .........................    10,300
        10,000      Nationwide Mutual Insurance Co.,
                     7.88%, 04/01/33, (b) ....................    11,914
        30,000      Popular NA, Inc., 6.13%, 10/15/06 ........    31,266
        20,000      Principal Financial Life Group,
                     2.08%, 10/14/05, (c) ....................    19,998
        10,000      Prudential Financial, Inc.,
                     4.10%, 11/15/06 .........................    10,110
        10,000      Prudential Financial, Inc.,
                     5.10%, 09/20/14 .........................    10,048
        25,000      Royal Bank of Scotland,
                     7.82%, 12/31/05 .........................    25,996
        10,000      Union Planters Bank,
                     5.13%, 06/15/07 .........................    10,414
        30,000      Washington Mutual, Inc.,
                     2.40%, 11/03/05 .........................    29,807
        15,000      Washington Mutual, Inc.,
                     4.63%, 04/01/14 .........................    14,341
        40,000      Zions Bancorp, 6.00%, 09/15/15 ...........    42,640
                                                                 -------
                                                                 658,207
                                                                 =======
HEALTHCARE -- 0.28%
         5,000      HCA Healthcare Co.,
                     7.13%, 06/01/06 .........................     5,190
        10,000      Wyeth Corp., 6.50%, 02/01/34 .............    10,669
                                                                 -------
                                                                  15,859
                                                                 =======
REITS -- 2.03%
        15,000      Archstone-Smith Operation Trust,
                     5.00%, 08/15/07 .........................    15,418
        10,000      Archstone-Smith Operation Trust,
                     5.63%, 08/15/14 .........................    10,389
         5,000      Arden Realty LP, 7.00%, 11/15/07 .........     5,449
        10,000      Arden Realty LP, 5.20%, 09/01/11 .........    10,089
         7,000      Boston Properties LP,
                     5.63%, 04/15/15 .........................     7,215
         5,000      Duke Realty LP, 7.38%, 09/22/05 ..........     5,146
        10,000      Duke Realty LP, 6.95%, 03/15/11 ..........    11,172
        15,000      Duke Realty LP, 5.40%, 08/15/14 ..........    15,378
         5,000      ERP Operating LP, 4.75%, 06/15/09 ........     5,105
        26,000      Healthcare Realty Trust,
                     8.13%, 05/01/11 .........................    30,288
                                                                 -------
                                                                 115,649
                                                                 =======


SEE NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
DECEMBER 31, 2004                                                             27
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
DECEMBER 31, 2004

INTERMEDIATE FIXED INCOME (CONTINUED)

--------------------------------------------------------------------------------
 PRINCIPAL
   AMOUNT     DESCRIPTION                                    MARKET VALUE
--------------------------------------------------------------------------------
TECHNOLOGY -- 2.07%
$   15,000    Clear Channel Communications, Inc.,
               4.50%, 01/15/10 ..............................   $  14,862
    20,000    Deutsche Telekom, 8.75%, 06/15/30 .............      26,408
    15,000    France Telecom, 8.75%, 03/01/11 ...............      17,894
    10,000    Freescale Semiconductor, Inc.,
               6.88%, 07/15/11 ..............................      10,725
    10,000    Qwest Corp., 5.63%, 11/15/08 ..................      10,175
     5,000    Qwest Corp., 7.88%, 09/01/11, (b) .............       5,425
     4,000    Rogers Wireless, Inc.,
               7.25%, 12/15/12, (b) .........................       4,240
     2,000    Rogers Wireless, Inc.,
               7.50%, 03/15/15, (b) .........................       2,110
    10,000    SBC Communications,
               5.63%, 06/15/16 ..............................      10,331
    12,000    Sprint Capital Corp.,
               8.75%, 03/15/32 ..............................      15,988
                                                                ---------
                                                                  118,158
                                                                =========

TRANSPORTATION & SHIPPING -- 0.43%
    25,000    Federal Express Corp.,
               2.65%, 04/01/07 ..............................      24,486
                                                                =========
UTILITIES -- 3.56%
     5,000    Cleveland Electric Co.,
               7.43%, 11/01/09 ..............................       5,680
     3,000    Consumers Energy Co.,
               6.25%, 09/15/06 ..............................       3,132
    10,000    Consumers Energy Co.,
               4.00%, 05/15/10 ..............................       9,822
    15,000    Consumers Energy Co.,
               5.50%, 08/15/16, (b) .........................      15,444
    10,000    Dominion Resources, Inc.,
               3.66%, 11/15/06 ..............................      10,017
    20,000    Enterprise Capital Trust II,
               3.78%, 06/30/28, (c) .........................      19,602
    20,000    FPL Group Capital, Inc.,
               7.63%, 09/15/06 ..............................      21,363
    50,000    NiSource, Inc., 2.70%, 12/17/07 ...............      49,598
    30,000    NiSource, Inc., 2.92%, 11/23/09, (c) ..........      29,959
     5,000    NiSource, Inc., 7.86%, 03/27/17 ...............       5,930
    20,000    PPL Cap Funding Trust I,
               7.29%, 05/18/06 ..............................      20,864
    10,000    Waste Management, Inc.,
               7.38%, 05/15/29 ..............................      11,748
                                                                ---------
                                                                  203,159
                                                                ---------
TOTAL CORPORATE BONDS .....................................     1,881,553
(COST $1,839,341)                                               =========


--------------------------------------------------------------------------------
  PRINCIPAL
   AMOUNT     DESCRIPTION                                    MARKET VALUE
--------------------------------------------------------------------------------
ASSET BACKED SECURITIES -- 15.52%
AUTOMOTIVE -- 2.62%
$   85,000    Capital Auto Receivables Asset Trust,
               2.37%, 03/15/07, (c) .........................   $  84,947
    10,000    Hyundai Auto Receivables Trust,
               3.36%, 08/15/11 ..............................       9,944
    11,845    MMCA Automobile Trust,
               5.37%, 01/15/10 ..............................      11,967
    21,762    USAA Auto Owner Trust,
               2.34%, 11/15/05 ..............................      21,754
    21,263    Whole Auto Loan Trust,
               2.15%, 10/15/05 ..............................      21,256
                                                                ---------
                                                                  149,868
                                                                =========
FINANCIAL -- 9.11%
     1,714    Americredit Automobile Receivables
               Trust, 2.54%, 09/12/07, (c) ..................       1,715
    20,000    BMW Vehicle Owner Trust,
               3.32%, 02/25/09 ..............................      19,913
    10,000    Calwest Industrial Trust,
               6.13%, 02/15/17, (b) .........................      10,878
    55,000    Capital One Multi-Asset Execution
               Trust, 3.08%, 07/15/08, (c) ..................      55,147
     5,000    Capital One Multi-Asset Execution
               Trust, 3.50%, 02/17/09 .......................       5,002
    30,000    Capital One Multi-Asset Execution
               Trust, 3.40%, 11/16/09 .......................      29,775
    14,921    Chase Funding Loan Acquisition
               Trust, 2.60%, 09/25/13, (c) ..................      14,924
    25,000    Citbank Credit Card Issuance Trust,
               6.65%, 05/15/08 ..............................      26,011
    21,952    Countrywide Home Loan,
               2.58%, 09/25/23, (c) .........................      21,954
    25,000    Countrywide Home Loan,
               4.63%, 03/25/35 ..............................      24,970
    50,000    Countrywide Home Loan,
               2.56%, 06/25/36, (c) .........................      50,000
    15,000    Credit Suisse First Boston Mortgage
               Securities Corp., 6.94%, 08/25/32 ............      15,436
    50,000    DaimlerChrysler Auto Trust,
               2.88%, 10/08/09 ..............................      49,647
    25,000    Discover Card Master Trust,
               2.81%, 11/15/07, (c) .........................      25,014
    15,000    First Chicago/Lennar Trust,
               7.86%, 04/29/39, (b) (c) .....................      15,626
     5,000    Ford Credit Auto Trust,
               4.19%, 07/15/09 ..............................       5,020
    10,000    MBNA Credit Card Master Note
               Trust, 4.95%, 06/15/09 .......................      10,325



SEE NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
28                                      INVESTORS MARK SERIES FUND ANNUAL REPORT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
DECEMBER 31, 2004

INTERMEDIATE FIXED INCOME (CONTINUED)
--------------------------------------------------------------------------------
PRINCIPAL
  AMOUNT           DESCRIPTION                            MARKET VALUE
--------------------------------------------------------------------------------
FINANCIAL (CONTINUED)
 $ 20,000          MBNA Master Credit Card Trust
                    Corp., 2.70%, 09/15/09 .................   $19,665
   30,894          Option One Mortgage Loan Trust,
                    2.57%, 11/25/34, (c) ...................    30,895
   23,678          Residential Asset Securties Corp.,
                    2.59%, 10/25/13, (c) ...................    23,681
    5,000          Vanderbilt Mortgage Finance,
                    6.75%, 03/07/29 ........................     5,273
   20,000          WFS Financial Owner Trust,
                    2.50%, 12/17/07 ........................    19,907
   20,000          WFS Financial Owner Trust,
                    3.51%, 02/17/12 ........................    19,923
   20,000          WFS Financial Owner Trust,
                    3.13%, 05/17/12 ........................    19,889
                                                               -------
                                                               520,590
                                                               =======
SECURITY BROKERS & DEALERS -- 2.36%
   15,000          Ameriquest Mortgage Securities, Inc.,
                    2.65%, 05/25/34 ........................    14,803
   45,000          DLJ Commercial Mortgage Corp.,
                    6.24%, 11/12/31, 1998-CF2 ..............    48,447
   15,000          LB Commercial Conduit Mortgage
                    Trust, 6.93%, 06/15/31 .................    16,650
   25,000          Morgan Stanley Dean Witter Capital,
                    6.54%, 02/15/31 ........................    26,953
   25,000          Morgan Stanley Dean Witter Capital,
                    6.71%, 12/15/31 ........................    27,217
      393          Structured Asset Mortgage
                    Investments, Inc., 6.75%, 05/02/30 .....       392
                                                               -------
                                                               134,462
                                                               =======
TOBACCO -- 1.43%
   35,000          Badger Tobacco Asset Securitization
                    Corp., 6.13%, 06/01/27 .................    34,765
   15,000          Golden State Tobacco Securitization
                    Corp., 5.00%, 06/01/21 .................    15,072
   15,000          Golden State Tobacco Securitization
                    Corp., 7.88%, 06/01/42 .................    16,269
    5,000          Golden State Tobacco Securitization
                    Corp., 7.90%, 06/01/42 .................     5,431
   10,000          Tobacco Settlement Management,
                    6.00%, 05/15/22 ........................     9,880
                                                               -------
                                                                81,417
                                                               -------
TOTAL ASSET BACKED SECURITIES ..............................   886,337
(COST $880,538)                                                =======


--------------------------------------------------------------------------------
PRINCIPAL
  AMOUNT           DESCRIPTION                            MARKET VALUE
--------------------------------------------------------------------------------

COLLATERALIZED MORTGAGE
OBLIGATIONS -- 4.40%

FINANCIAL -- 4.40%
 $ 42,703          Bank of America Mortgage Securities,
                    4.18%, 07/25/34, (c) ...................   $42,569
   25,000          Bear Stearns Commercial Mortgage
                    Securities, Inc., 4.24%, 08/13/39 ......    24,849
   25,000          Bear Stearns Commercial Mortgage
                    Securities, Inc., 4.57%, 07/11/42 ......    25,137
   40,000          Credit Suisse First Boston Mortgage
                    Securities Corp., 6.51%, 02/15/34 ......    44,296
   14,986          Lehman Brothers Holdings,
                    2.53%, 10/15/17, (b) (c) ...............    15,004
   50,000          Residential Asset Mortgage Products,
                    Inc., 2.55%, 06/25/27, (c) .............    50,000
   25,000          Washington Mutual, Inc.,
                    4.09%, 10/25/33 ........................    24,792
   25,000          Washington Mutual, Inc.,
                    3.96%, 07/25/34 ........................    24,704
                                                               -------
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS ................................................   251,351
(COST $252,415)                                                =======

FOREIGN GOVERNMENT OBLIGATIONS -- 1.62%
   10,000          Republic of El Salvador,
                    9.50%, 08/15/06 ........................    10,850
    5,000          Republic of El Salvador,
                    8.50%, 07/25/11, (b) ...................     5,675
   15,000          Republic of Panama,
                    9.63%, 02/08/11 ........................    17,738
   10,000          Russia Federation Ministry Finance,
                    10.00%, 06/26/07 .......................    11,301
   10,000          Russia Federation Ministry Finance,
                    12.75%, 06/24/28 .......................    16,403
   20,000          Russia Federation Ministry Finance,
                    5.00%, 03/31/30 ........................    20,688
   10,000          United Mexican States,
                    6.75%, 09/27/34 ........................     9,875
                                                               -------
TOTAL FOREIGN GOVERNMENT OBLIGATIONS .......................    92,530
(COST $88,862)                                                 =======



SEE NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
DECEMBER 31, 2004                                                             29
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
DECEMBER 31, 2004

INTERMEDIATE FIXED INCOME (CONTINUED)
--------------------------------------------------------------------------------
SHARES             DESCRIPTION                                MARKET VALUE
--------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS -- 0.94%
AUTOMOTIVE -- 0.09%
    200            General Motors Acceptance Corp.
                    Series C ................................   $    5,332
                                                                ==========
FINANCIAL -- 0.10%
    100            Federal National Mortgage
                    Association .............................        5,669
                                                                ==========
REITS -- 0.75%
    825            EOP Operating Ltd. .......................       42,384
                                                                ----------
TOTAL CONVERTIBLE PREFERRED STOCKS ..........................       53,385
(COST $50,393)                                                  ==========

INVESTMENT COMPANIES -- 0.41%
 23,141            Wells Fargo Prime Investment Money
                    Market Fund .............................       23,141
                                                                ----------
TOTAL INVESTMENT COMPANIES ..................................       23,141
(COST $23,141)                                                  ==========

PUT OPTIONS PURCHASED -- 0.01%
110,000            U.S. Treasury Notes,
                    4.25%, 03/02/05, Expiration March
                    2005, Exercise Price 98.01 ..............          485
                                                                ----------
TOTAL PUT OPTIONS PURCHASED .................................          485
(COST $1,564)                                                   ==========

CALL OPTIONS PURCHASED -- 0.00%
 29,000            HSBC Bank PLC Credit Default
                    Swap, Expiration December 2014 ..........   $        0
 55,000            Telecom Italia Credit Default Swap,
                    Expiration December 2009 ................            0
 30,000            Turkey One Year Government Note
                    Credit Default Swap, Expiration
                    December 2005 ...........................            0
220,000            U.S. Treasury Notes,
                    3.00%, 02/18/05, Expiration
                    February 2005, Exercise Price 101.11.....           18
                                                                ----------
TOTAL CALL OPTIONS PURCHASED ................................           18
(COST $1,289)                                                   ==========

--------------------------------------------------------------------------------
SHARES             DESCRIPTION                                MARKET VALUE
--------------------------------------------------------------------------------

TOTAL INVESTMENTS -- 106.79% ................................   $6,096,800
(COST $6,048,916) (a)

Other assets in excess of liabilities -- (6.79)% ............    (387,120)
                                                                ----------
NET ASSETS -- 100.00% .......................................   $5,709,680
                                                                ==========

(a) SEE NOTES TO FINANCIAL STATEMENTS FOR TAX BASIS UNREALIZED APPRECIATION (DEPRECIATION) OF SECURITIES.

(b) RULE 144A, SECTION 4(2), OR OTHER SECURITY, WHICH IS RESTRICTED AS TO RESALE TO QUALIFIED PURCHASERS.

(c) VARIABLE RATE SECURITY. THE RATE REFLECTED IN THE SCHEDULE OF INVESTMENTS IS THE RATE IN EFFECT ON DECEMBER 31, 2004. THE MATURITY DATE REPRESENTS THE ACTUAL MATURITY DATE.

(d)  SERVES AS COLLATERAL FOR FUTURES CONTRACTS.

TBA - TO BE ANNOUNCED

THE FOLLOWING OPTIONS WRITTEN WERE OUTSTANDING FOR INTERMEDIATE FIXED INCOME AS OF DECEMBER 31, 2004:

CALL OPTIONS WRITTEN

                                                       NUMBER
                         EXPIRATION     EXERCISE         OF        MARKET
ISSUER                      DATE          PRICE      CONTRACTS     VALUE
----------------------- ------------   ----------   -----------   -------
Altria Credit
 Default Swap .........   Dec-09          $  --         280         $  --
Countrywide
 Credit Default
 Swap .................   Dec-09          $  --         140         $  --
GMAC Credit
 Default Swap .........   Dec-08          $  --         500         $  --
News America
 Credit Default
 Swap .................   Dec-09          $  --         280         $  --
Turkey Three Year
 Government Note
 Credit Default
 Swap .................   Dec-07          $  --         300         $  --
Tyco Credit Default
 Swap .................   Dec-09          $  --         280         $  --
Washington Mutual
 Ten Year Credit
 Default Swap .........   Dec-14          $  --         290         $  --

Total Premiums received $0


PUT OPTIONS WRITTEN

                                                         NUMBER
                           EXPIRATION     EXERCISE         OF        MARKET
ISSUER                        DATE          PRICE      CONTRACTS     VALUE
------------------------- ------------   ----------   -----------   -------
United States
 Treasury Notes .........   Mar-05        $ 96.20        2,200       $282

Total Put Options Written Outstanding (premiums received, $1,564)

SEE NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
30                                      INVESTORS MARK SERIES FUND ANNUAL REPORT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GLOBAL FIXED INCOME                STANDISH MELLON ASSET MANAGEMENT COMPANY, LLC
--------------------------------------------------------------------------------

MARKET ENVIRONMENT

Hedged global bonds performed well in the second half of the year, which is perhaps surprising considering that at the beginning of the year, the consensus expectation was that bond yields would rise as central banks raised interest rates. Indeed, bond yields did rise early in the year and this rise was led by the U.S. bond market, which experienced a vicious sell-off in the first half. However, as the year progressed, it became apparent that core inflation was well contained in the U.S., the job market strengthened but not as much as anticipated, and growth in large economies overseas was anemic. Bond yields in the U.S. and overseas fell during the second half of the year, and in the end, despite the volatility, bond investors managed to earn a bit more than their coupon.

PERFORMANCE REVIEW

The portfolio underperformed its benchmark in the second half of the year. The results of our country weightings were mixed. We were overweight in European markets, which produced the best returns; however we had a zero weight in the Japanese bond market, which weighed on our performance. Although Japan was the worst performing market in the index, our zero weighting was a drag on performance as Japan did produce a positive return. Our position in investment grade and high yield corporate bonds and emerging market securities was the largest positive contributor relative to our benchmark. In currencies, our small primarily, option-based positions detracted a modest amount from our performance.

OUTLOOK

Our outlook for 2005 is favorable for global bonds. We believe that the performance of global economies will be close to trend, yet the behavior of central banks around the world could be quite different. The Fed will continue to raise interest rates at least in the first half of the year and this will flatten the yield curve but we expect longer duration bonds to be fairly stable. Opportunities can be found in Europe and in some of the smaller index components such as Australia, New Zealand and the U.K. In the latter three markets, the central banks have been raising interest rates for some time and those increases now appear to be having an effect. These economies have housing markets that are vulnerable to price declines and if the economies soften, we believe bonds in these markets will perform well. Non-government sectors such as corporate and emerging market bonds have richened quite a bit over the past two years and we believe that these sectors will not perform as well as in the past but that the sectors still offer opportunities to add value through security selection.

--------------------------------------------------------------------------------
ASSET ALLOCATION (% OF FUND'S INVESTMENTS)
--------------------------------------------------------------------------------

                              INVESTMENT COMPANIES
                                      0.6%

                                PREFERRED STOCKS
                                      0.1%

                U.S. GOVERNMENT SPONSORED AND AGENCY OBLIGATIONS
                                      7.1%

                                 CORPORATE BONDS
                                      31.1%

                                GOVERNMENT BONDS
                                      61.1%

--------------------------------------------------------------------------------
TOP HOLDINGS
--------------------------------------------------------------------------------
                                                          % OF TOTAL
              ------------------------------------------------------
              GILT TREASURY 4.00%, 03/07/09 ................ 7.2%
              U.S. TREASURY NOTES 3.25%, 08/15/08 .......... 6.1%
              FRENCH GOVERNMENT 5.00%, 01/12/06 ............ 4.9%
              FRENCH GOVERNMENT 4.50%, 07/12/06 ............ 4.4%
              BELGIUM GOVERNMENT 4.25%, 09/28/13 ........... 4.3%
              ------------------------------------------------------
              TOTAL ....................................... 26.9%
              ------------------------------------------------------


AS OF DECEMBER 31, 2004, SCHEDULE OF INVESTMENTS. SUBJECT TO CHANGE.

--------------------------------------------------------------------------------
DECEMBER 31, 2004                                                             31
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GLOBAL FIXED INCOME
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL RETURN AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------

                             THREE         SIX                                 SINCE COMMENCEMENT
                            MONTHS       MONTHS      ONE YEAR     FIVE YEARS   NOVEMBER 13, 1997
-------------------------------------------------------------------------------------------------
Global Fixed Income .....     1.47%        3.61%        3.71%         5.86%*          5.31%*
-------------------------------------------------------------------------------------------------

                                     [CHART]

                                     IMSF          JP MORGAN
                                     GLOBAL          HEDGED
                                     FIXED        GLOBAL GOV'T
                                     INCOME           BOND
                                    PORTFOLIO       INDEX**
                                    ---------       --------

             11/13/97                10,000          10,000
             12/31/97                10,170          10,176
             12/31/98                10,905          11,338
             12/31/99                10,875          11,421
             12/31/2000              11,904          12,675
             12/31/2001              12,431          13,458
             12/31/2002              13,298          14,587
             12/31/2003              13,941          14,898
             12/31/2004              14,458          15,674

PERFORMANCE DATA CONTAINED IN THIS REPORT IS FOR PAST PERIODS ONLY. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND SHARE VALUE WILL FLUCTUATE, AND REDEMPTION VALUE MAY BE MORE OR LESS THAN ORIGINAL COST.

 *AVERAGE ANNUAL TOTAL RETURN.

**INDEX IS UNMANAGED AND NOT AVAILABLE FOR DIRECT INVESTMENT.

--------------------------------------------------------------------------------
32                                      INVESTORS MARK SERIES FUND ANNUAL REPORT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
DECEMBER 31, 2004

GLOBAL FIXED INCOME
--------------------------------------------------------------------------------
PRINCIPAL
  AMOUNT           DESCRIPTION                      MARKET VALUE
--------------------------------------------------------------------------------
GOVERNMENT BONDS -- 60.99%
AUSTRALIA -- 4.45%
 $ 335,000         Australian Government,
                    7.50%, 09/15/09 (AUD) ..........   $ 287,293
    65,000         Australian Government,
                    6.25%, 04/15/15 (AUD) ..........      54,598
                                                       ---------
                                                         341,891
                                                       =========
BELGIUM -- 4.27%
   230,000         Belgium Government,
                    4.25%, 09/28/13 (EUR) ..........     327,896
                                                       =========
BRAZIL -- 0.12%
          10,000   Federal Republic of Brazil,
                    3.06%, 04/15/24, (c) ...........       9,200
                                                       =========
COLOMBIA -- 0.08%
          5,000    Republic of Colombia,
                    10.00%, 01/23/12 ...............       5,775
                                                       =========
EL SALVADOR -- 0.35%
          5,000    El Salvador Government,
                    8.50%, 07/25/11, (b) ...........       5,675
         10,000    El Salvador Government,
                    8.50%, 07/25/11 ................      11,450
         10,000    El Salvador Government,
                    8.25%, 04/10/32 ................      10,135
                                                       ---------
                                                          27,260
                                                       =========
FRANCE -- 9.27%
        270,000    French Government,
                    5.00%, 01/12/06 (EUR) ..........     377,136
        240,000    French Government,
                    4.50%, 07/12/06 (EUR) ..........     336,567
                                                       ---------
                                                         713,703
                                                       =========
GERMANY -- 16.71%
        155,000    Bundesobligation,
                    5.00%, 08/19/05 (EUR) ..........     214,202
        125,000    Bundesschatzanweisungen,
                    2.75%, 06/23/06 ................     170,801
        220,000    Bundesobligation,
                    4.50%, 08/17/07 (EUR) ..........     313,037
         70,000    Bundesobligation,
                    3.00%, 04/11/08 (EUR) ..........      95,734
        150,000    Deutschland Republic,
                    5.00%, 05/20/05 (EUR) ..........     205,939
        195,000    Deutschland Republic,
                    4.75%, 07/04/34 (EUR) ..........     285,403
                                                       ---------
                                                       1,285,116
                                                       =========



--------------------------------------------------------------------------------
PRINCIPAL
  AMOUNT           DESCRIPTION                      MARKET VALUE
--------------------------------------------------------------------------------
MEXICO -- 0.15%
 $ 10,000          United Mexican States,
                    8.30%, 08/15/31 ................   $  11,720
                                                       =========
NETHERLANDS -- 4.26%
  215,000          Netherlands Government,
                    5.50%, 07/15/10 (EUR) ..........     327,279
                                                       =========
NEW ZEALAND -- 6.23%
  310,000          New Zealand Government,
                    7.00%, 07/15/09 (NZD) ..........     232,465
  330,000          New Zealand Government,
                    6.50%, 04/15/13 (NZD) ..........     246,262
                                                       ---------
                                                         478,727
                                                       =========
PANAMA -- 0.29%
    5,000          Republic of Panama,
                    9.63%, 02/08/11 ................       5,913
    5,000          Republic of Panama,
                    7.25%, 03/15/15 ................       5,200
   10,000          Republic of Panama,
                    8.88%, 09/30/27 ................      11,000
                                                       ---------
                                                          22,113
                                                       =========
PERU -- 0.12%
   10,000          Republic of Peru,
                    4.50%, 03/07/17, (c) ...........       9,350
                                                       =========
RUSSIA -- 0.34%
   25,000          Russia Federation,
                    5.00%, 03/31/30 ................      25,860
                                                       =========
SERBIA -- 0.16%
   15,000          Serbia Government,
                    3.75%, 01/15/25, (d) ...........      12,488
                                                       =========
SINGAPORE -- 1.08%
  120,000          Singapore Government,
                    5.63%, 07/01/08 (SGD) ..........      82,861
                                                       =========
SOUTH AFRICA -- 0.23%
    5,000          Republic of South Africa,
                    9.13%, 05/19/09 ................       5,925
   10,000          Republic of South Africa,
                    7.38%, 04/25/12 ................      11,450
                                                       ---------
                                                          17,375
                                                       =========


SEE NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
DECEMBER 31, 2004                                                             33
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
DECEMBER 31, 2004

GLOBAL FIXED INCOME (CONTINUED)
--------------------------------------------------------------------------------
PRINCIPAL
 AMOUNT            DESCRIPTION                           MARKET VALUE
--------------------------------------------------------------------------------
SPAIN -- 2.30%
 $ 125,000         Spain Government,
                    4.25%, 10/31/07 (EUR) ...............   $ 176,936
                                                            =========
------------------------------------------------------------
UNITED KINGDOM -- 10.58%
   295,000         Gilt Treasury,
                    4.00%, 03/07/09 (GBP) ...............     555,810
    65,000         Gilt Treasury,
                    8.00%, 09/27/13 (GBP) ...............     155,641
    55,000         Gilt Treasury,
                    4.25%, 06/07/32 (GBP) ...............     102,564
                                                            ---------
                                                              814,015
                                                            =========
TOTAL GOVERNMENT BONDS ..................................   4,689,565
(COST $4,109,701)                                           =========

CORPORATE BONDS -- 31.13%
CANADA -- 1.24%

AGRICULTURE -- 0.13%
    10,000         Potash Corp.,
                    4.88%, 03/01/13 .....................      10,052
                                                            ---------
MINING -- 0.22%
    15,000         Teck Cominco Ltd.,
                    7.00%, 09/15/12 .....................      16,626
                                                            ---------
RAILROADS -- 0.28%
    25,000         Canadian Pacific Railway,
                    4.90%, 06/15/10 (CAD) ...............      21,341
                                                            ---------
STEEL -- 0.20%
    12,318         Ispat Inland ULC,
                    9.75%, 04/01/14 .....................      15,212
                                                            ---------
TELECOMMUNICATION SERVICES -- 0.41%
   25,000          Rogers Wireless, Inc.,
                    7.25%, 12/15/12, (b) ................      26,499
    5,000          Rogers Wireless, Inc.,
                    7.50%, 03/15/15, (b) ................       5,275
                                                            ---------
                                                               31,774
                                                            =========
                                                               95,005
                                                            =========

--------------------------------------------------------------------------------
PRINCIPAL
 AMOUNT            DESCRIPTION                           MARKET VALUE
--------------------------------------------------------------------------------
DENMARK -- 2.94%

BANKING -- 2.17%
 $ 120,000         Kredit Wiederauf,
                    3.50%, 04/17/09 (EUR) ...............   $ 166,784
                                                            ---------
FINANCE -- 0.22%
   15,000          EOP Operating Ltd.,
                    7.00%, 07/15/11 .....................      16,916
                                                            ---------
MORTGAGE -- 0.55%
   230,000         Realkredit Danmark A/S,
                    4.00%, 01/01/06 (DKK) ...............      42,629
                                                            ---------
                                                              226,329
                                                            =========
FRANCE -- 2.05%

ENVIRONMENTAL SERVICES -- 0.28%
    15,000         Veolia Environment,
                    4.88%, 05/28/13 (EUR) ...............      21,655
                                                            =========
TELECOMMUNICATION SERVICES -- 1.77%
    15,000         France Telecom SA,
                    8.75%, 03/01/11 .....................      17,894
    25,000         France Telecom SA,
                    7.25%, 01/28/13 (EUR) ...............      41,351
    40,000         France Telecom SA,
                    8.13%, 01/28/33 (EUR) ...............      77,042
                                                            ---------
                                                              136,287
                                                            =========
                                                              157,942
                                                            =========
GERMANY -- 0.14%

OIL COMP-INTEGRATED -- 0.14%
    10,000         Salomon Brothers (SIBNEFT),
                    10.75%, 01/15/09 ....................      10,650
                                                            =========
IRELAND -- 0.44%

FINANCE -- 0.44%
    25,000         GE Capital Euro Funding,
                    2.28%, 05/04/11, (EUR) (c) ..........      33,832
                                                            =========
ITALY -- 2.95%

SOVEREIGN -- 2.95%
   160,000         Buoni Poliennali Del Tesoro,
                    4.50%, 03/01/07 (EUR) ...............     226,551
                                                            =========


SEE NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
34                                      INVESTORS MARK SERIES FUND ANNUAL REPORT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
DECEMBER 31, 2004

GLOBAL FIXED INCOME (CONTINUED)
--------------------------------------------------------------------------------
    PRINCIPAL
      AMOUNT       DESCRIPTION                        MARKET VALUE
--------------------------------------------------------------------------------
KOREA -- 0.20%

BANKING -- 0.20%
 $ 10,000          Industrial Bank of Korea,
                    4.00%, 05/19/14, (b) ...............   $ 9,781
    5,000          Korea Development Bank,
                    5.75%, 09/10/13 ....................     5,298
                                                           -------
                                                            15,079
                                                           =======
LUXEMBORG -- 1.77%

DIVERSIFIED MANUFACTURING -- 0.29%
   15,000          Tyco International Group SA,
                    5.50%, 11/19/08 (EUR) ..............    21,942
FINANCE -- 1.06%
   60,000          Glencore Finance,
                    5.38%, 09/30/11 (EUR) ..............    81,971
TELECOMMUNICATION SERVICES -- 0.42%
   20,000          Sogerim SA,
                    7.00%, 04/20/11 (EUR) ..............    32,031
                                                           -------
                                                           135,944
                                                           =======
MEXICO -- 0.32%

BANKING -- 0.32%
   25,000          Banco Nacional Co.,
                    3.88%, 01/21/09, (b) ...............    24,375
                                                           =======
NETHERLANDS -- 1.37%

BEVERAGES -- 0.04%
    2,000          FBG Treasury Europe BV,
                    5.75%, 03/17/05 (EUR) ..............     2,735
STEEL -- 0.20%
   10,000          ThyssenKrupp Finance BV,
                    7.00%, 03/19/09 (EUR) ..............    15,323
TELECOMMUNICATION SERVICES -- 1.13%
   30,000          Deutsche Telekom AG,
                    8.50%, 06/15/10 ....................    35,741
   10,000          Deutsche Telekom AG,
                    8.13%, 05/29/12 (EUR) ..............    17,235
   15,000          Deutsche Telekom AG,
                    8.75%, 06/15/30 ....................    19,807
   10,000          Telefonica Europe BV,
                    5.13%, 02/14/13 (EUR) ..............    14,752
                                                           -------
                                                            87,535
                                                           =======
                                                           105,593
                                                           =======


--------------------------------------------------------------------------------
    PRINCIPAL
      AMOUNT       DESCRIPTION                        MARKET VALUE
--------------------------------------------------------------------------------
NORWAY -- 0.10%

TELECOMMUNICATION SERVICES -- 0.10%
 $  5,000          Telenor ASA,
                    5.88%, 12/05/12 (EUR) ..............   $ 7,716
                                                           =======
TUNISIA -- 0.15%

EMERGING MARKETS -- 0.15%
   10,000          Banque Centrale de Tunisie,
                    7.38%, 04/25/12 ....................    11,501
                                                           =======
UNITED KINGDOM -- 2.68%

BANKING -- 1.33%
    5,000          Barclays Bank PLC,
                    8.55%, 09/29/49, (b) ...............     6,088
   20,000          FCE Bank PLC,
                    2.58%, 06/28/06, (c) (EUR) .........    26,957
   60,000          HBOS PLC,
                    5.38%, 11/29/49, (b) ...............    61,518
    5,000          National Westminster Bank,
                    6.63%, 10/29/49 (EUR) ..............     7,691
                                                           -------
                                                           102,254
                                                           =======
BEVERAGES -- 0.19%
   10,000          Allied Domecq Financial SVS,
                    5.88%, 06/12/09 (EUR) ..............    14,889
                                                           -------
BROKERAGE SERVICES -- 0.59%
    5,000          Amvescap PLC,
                    5.90%, 01/15/07 ....................     5,232
   15,000          Amvescap PLC,
                    5.38%, 02/27/13 ....................    15,134
   25,000          Amvescap PLC,
                    5.38%, 12/15/14, (b) ...............    24,918
                                                           -------
                                                            45,284
                                                           =======
LODGING -- 0.20%
   10,000          Hilton Group Finance PLC,
                    6.50%, 07/17/09 (EUR) ..............    15,297
                                                           -------
UTILITIES -- 0.37%
   10,000          NGG Finance PLC,
                    5.25%, 08/23/06 (EUR) ..............    14,132
   10,000          Transco PLC,
                    5.25%, 05/23/06 (EUR) ..............    14,069
                                                           -------
                                                            28,201
                                                           =======
                                                           205,925
                                                           =======
SEE NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
DECEMBER 31, 2004                                                             35
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
DECEMBER 31, 2004

GLOBAL FIXED INCOME (CONTINUED)
--------------------------------------------------------------------------------
    PRINCIPAL
      AMOUNT        DESCRIPTION                            MARKET VALUE
--------------------------------------------------------------------------------

UNITED STATES -- 14.78%

ALUMINUM -- 0.07%
    $    5,000      Alcoa, Inc.,
                     4.25%, 08/15/07 .....................   $ 5,086
AUTOMOTIVE -- 0.59%
         5,000      ERAC USA Finance Co.,
                     7.35%, 06/15/08, (b) ................     5,524
        15,000      Lear Corp.,
                     8.13%, 04/01/08 (EUR) ...............    22,902
        15,000      Lear Corp.,
                     8.11%, 05/15/09 (EUR) ...............    17,012
                                                             -------
                                                              45,438
                                                             =======
BANKING -- 1.74%
        10,000      Bank of America Corp.,
                     4.75%, 05/06/19 (EUR) ...............    14,239
        25,000      Chevy Chase Bank,
                     6.88%, 12/01/13 .....................    25,813
        25,000      Citigroup, Inc.,
                     2.32%, 06/03/11, (EUR) (b) ..........    33,880
        10,000      FleetBoston Financial Corp.,
                     7.38%, 12/01/09 .....................    11,422
        20,000      National City Corp.,
                     6.88%, 05/15/19 .....................    22,855
        15,000      Union Planters Bank,
                     5.13%, 06/15/07 .....................    15,621
        10,000      Wells Fargo & Co.,
                     5.00%, 11/15/14 .....................    10,114
                                                             -------
                                                             133,944
                                                             =======
BROKERAGE SERVICES -- 0.52%
        10,000      Goldman Sachs Group, Inc.,
                     4.75%, 07/15/13 .....................     9,895
        10,000      Jefferies Group, Inc.,
                     5.50%, 03/15/16 .....................     9,941
        10,000      Morgan Stanley,
                     5.75%, 04/01/09 .....................    14,920
         5,000      Morgan Stanley,
                     4.75%, 04/01/14 .....................     4,872
                                                             -------
                                                              39,628
                                                             =======
CABLE -- 0.51%
        20,000      Cox Communications, Inc.,
                     7.13%, 10/01/12 .....................    22,416
         5,000      CSC Holdings, Inc.,
                     7.88%, 12/15/07 .....................     5,363
        10,000      Univison Communications, Inc.,
                     7.85%, 07/15/11 .....................    11,799
                                                             -------
                                                              39,578
                                                             =======
--------------------------------------------------------------------------------
    PRINCIPAL
      AMOUNT        DESCRIPTION                         MARKET VALUE
--------------------------------------------------------------------------------

CAPITAL GOODS -- 1.21%
    $    5,000      American Standard, Inc.,
                     7.38%, 02/01/08 .....................   $ 5,484
         5,000      Parker-Hannifin Corp.,
                     6.25%, 11/21/05 (EUR) ...............     7,015
        90,000      Philip Morris Capital Corp.,
                     4.00%, 05/31/06 (CHF) ...............    80,732
                                                             -------
                                                              93,231
                                                             =======
CHEMICALS -- 0.33%
        25,000      ICI Wilmington,
                     4.38%, 12/01/08 .....................    25,141
                                                             -------
DEFENSE -- 0.48%
        35,000      Raytheon Co.,
                     5.50%, 11/15/12 .....................    36,953
                                                             -------
ENERGY -- 2.20%
        35,000      FirstEnergy Corp.,
                     5.50%, 11/15/06 .....................    36,131
        25,000      FirstEnergy Corp.,
                     6.45%, 11/15/11 .....................    27,162
        15,000      Halliburton Co.,
                     5.50%, 10/15/10 .....................    15,799
        10,000      Nisource Finance Corp.,
                     6.15%, 03/01/13 .....................    10,840
        10,000      Pemex Project Funding Master Trust,
                     6.63%, 04/04/10 (EUR) ...............    14,862
        10,000      Pemex Project Funding Master Trust,
                     3.79%, 06/15/10, (b)(c) .............    10,260
        30,000      Pepco Holdings, Inc.,
                     6.45%, 08/15/12 .....................    33,149
        20,000      PPL Capital Funding Trust,
                     7.29%, 05/18/06 .....................    20,864
                                                             -------
                                                             169,067
                                                             =======
ENVIRONMENTAL SERVICES -- 0.59%
         5,000      Republic Services, Inc.,
                     6.75%, 08/15/11 .....................     5,616
        25,000      Waste Management, Inc.,
                     6.88%, 05/15/09 .....................    27,699
        10,000      Waste Management, Inc.,
                     7.38%, 05/15/29 .....................    11,748
                                                             -------
                                                              45,063
                                                             =======
SEE NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
36                                      INVESTORS MARK SERIES FUND ANNUAL REPORT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
DECEMBER 31, 2004

GLOBAL FIXED INCOME (CONTINUED)
--------------------------------------------------------------------------------
 PRINCIPAL
   AMOUNT          DESCRIPTION                           MARKET VALUE
--------------------------------------------------------------------------------
UNITED STATES (CONTINUED)
FINANCE -- 2.11%
$   10,000         Ford Motor Credit Co.,
                    6.88%, 02/01/06 .....................   $  10,302
     5,000         Ford Motor Credit Co.,
                    5.63%, 10/01/08 .....................       5,111
    20,000         General Motors Acceptance Corp.,
                    3.90%, 07/05/05, (EUR) (c) ..........      27,288
    65,000         General Motors Acceptance Corp.,
                    6.88%, 09/15/11 .....................      66,611
    30,000         Glencore Funding LLC,
                    6.00%, 04/15/14, (b) ................      29,024
    20,000         Nationwide Mutual Insurance,
                    7.88%, 04/01/33, (b) ................      23,828
                                                            ---------
                                                              162,164
                                                            =========
FOOD -- 0.10%
     5,000         Sara Lee Corp.,
                    6.13%, 07/27/07 (EUR) ...............       7,326
                                                            ---------
GROCERY -- 0.08%
     5,000         Kroger Co.,
                    8.00%, 09/15/29 .....................       6,226
                                                            ---------
LODGING -- 0.26%
    15,000         Carnival Corp.,
                    3.75%, 11/15/07 .....................      15,018
     5,000         Royal Caribbean Cruises Ltd.,
                    8.25%, 04/01/05 .....................       5,050
                                                            ---------
                                                               20,068
                                                            =========
MEDIA & ENTERTAINMENT -- 0.31%
    10,000         DIRECTV Holdings,
                    8.38%, 03/15/13 .....................      11,213
    10,000         News America Holdings,
                    9.25%, 02/01/13 .....................      12,887
                                                            ---------
                                                               24,100
                                                            =========
MINING -- 0.15%
    10,000         Inco Ltd.,
                    7.75%, 05/15/12 .....................      11,840
PAPER PRODUCTS -- 0.52%
     5,000         Georgia Pacific Corp.,
                    8.88%, 02/01/10 .....................       5,819
    10,000         International Paper Co.,
                    5.38%, 08/11/06 (EUR) ...............      14,106
    20,000         International Paper Co.,
                    5.30%, 04/01/15 .....................      20,234
                                                            ---------
                                                               40,159
                                                            =========


--------------------------------------------------------------------------------
 PRINCIPAL
   AMOUNT          DESCRIPTION                           MARKET VALUE
--------------------------------------------------------------------------------
PHARMACEUTICALS -- 0.47%
$   35,000         Wyeth, Inc.,
                    5.50%, 02/01/14 .....................   $  36,211
                                                            ---------
REITS -- 0.29%
    15,000         Boston Properties, Inc.,
                    6.25%, 01/15/13 .....................      16,274
     5,000         EOP Operating LP,
                    7.88%, 07/15/31 .....................       6,061
                                                            ---------
                                                               22,335
                                                            =========
RETAIL -- 0.23%
     5,000         Office Depot, Inc.,
                    6.25%, 08/15/13 .....................       5,335
    10,000         YUM! Brands, Inc.,
                    8.88%, 04/15/11 .....................      12,355
                                                            ---------
                                                               17,690
                                                            =========
SEMICONDUCTORS -- 0.14%
    10,000         Freescale Semiconductor, Inc.,
                    4.82%, 07/15/09, (c) ................      10,413
                                                            ---------
STEEL -- 0.21%
    15,000         International Steel Group,
                    6.50%, 04/15/14 .....................      16,088
                                                            ---------
TELECOMMUNICATION SERVICES -- 0.84%
    30,000         AT&T Wireless Services, Inc.,
                    8.75%, 03/01/31 .....................      40,449
    20,000         Sprint Capital Corp.,
                    8.38%, 03/15/12 .....................      24,363
                                                            ---------
                                                               64,812
                                                            =========
UTILITIES -- 0.83%
    10,000         Niagara Mohawk Power Corp.,
                    7.75%, 10/01/08 .....................      11,250
    10,000         Northern States Power Co.,
                    8.00%, 08/28/12 .....................      12,187
    10,000         Progress Energy, Inc.,
                    7.00%, 10/30/31 .....................      11,075
    15,000         Public Service Company of Colorado,
                    7.88%, 10/01/12 .....................      18,169
    10,000         TXU Energy Co.,
                    7.00%, 03/15/13, (b) ................      11,169
                                                            =========
                                                               63,850
                                                            =========
                                                            1,136,411
                                                            =========
TOTAL CORPORATE BONDS ...................................   2,392,853
(COST $2,129,847)                                           =========



SEE NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
DECEMBER 31, 2004                                                             37
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
DECEMBER 31, 2004

GLOBAL FIXED INCOME (CONTINUED)
--------------------------------------------------------------------------------
SHARES OR
PRINCIPAL
 AMOUNT            DESCRIPTION                           MARKET VALUE
--------------------------------------------------------------------------------
U.S. GOVERNMENT SPONSORED AND
AGENCY OBLIGATIONS -- 7.14%
FEDERAL HOME LOAN MORTGAGE
CORPORATION -- 0.45%
$  33,045          6.00%, 07/01/17 .....................   $   34,613
FEDERAL NATIONAL MORTGAGE
ASSOCIATION -- 0.14%
   10,000          TBA, 6.50%, 01/01/35 ................       10,484
U.S. TREASURY BONDS -- 0.47%
   30,000          6.25%, 05/15/30 .....................       35,868
U.S. TREASURY NOTES -- 6.08%
  470,000          3.25%, 08/15/08 .....................      467,815
                                                           ----------
TOTAL U.S. GOVERNMENT SPONSORED
AND AGENCY OBLIGATIONS .................................      548,780
(COST $546,423)                                            ==========

INVESTMENT COMPANIES -- 0.61%
   46,580          Wells Fargo Prime Investment Money
                    Market Fund ........................       46,580
                                                           ----------
TOTAL INVESTMENT COMPANIES .............................       46,580
(COST $46,580)                                             ==========

PREFERRED STOCKS -- 0.11%
U.S. GOVERNMENT AGENCY -- 0.11%
      150          Fannie Mae ..........................        8,503
                                                           ----------
TOTAL PREFERRED STOCKS .................................        8,503
(COST $7,500)                                              ==========


--------------------------------------------------------------------------------
SHARES OR
CONTRACTS          DESCRIPTION                           MARKET VALUE
--------------------------------------------------------------------------------
CALL OPTIONS PURCHASED -- 0.01%
AUSTRALIA DOLLAR -- 0.00%
      800          Expiration March 2005, Exercise Price
                    70.50 ..............................   $       96
BRITISH POUNDS -- 0.01%
      800          Expiration February 2005, Exercise
                    Price 187.50 .......................          436
EURO -- 0.00%
      800          Expiration February 2005, Exercise
                    Price 129.00 .......................           88
      850          Expiration February 2005, Exercise
                    Price 130.00 .......................          157
                                                           ----------
                                                                  245
                                                           ==========
SOUTH AFRICAN RAND -- 0.00%
      800          Expiration March 2005, Exercise Price
                    121.00 .............................          206
                                                           ----------
TOTAL CALL OPTIONS PURCHASED ...........................          983
(COST $2,234)                                              ==========

TOTAL INVESTMENTS ......................................    7,687,264
(COST $6,842,285) (a) -- 99.99%

Other assets inexcess of liabilities -- 0.01% .........          578
                                                           ==========
NET ASSETS -- 100.00% ..................................   $7,687,842
                                                           ==========


(a) SEE NOTES TO FINANCIAL STATEMENTS FOR TAX BASIS UNREALIZED APPRECIATION (DEPRECIATION) OF SECURITIES.

(b) RULE 144A, SECTION 4(2), OR OTHER SECURITY, WHICH IS RESTRICTED AS TO RESALE TO QUALIFIED PURCHASERS.

(c) VARIABLE RATE SECURITY. THE RATE REFLECTED IN THE STATEMENT OF INVESTMENTS IS THE RATE IN EFFECT ON DECEMBER 31, 2004. THE MATURITY DATE REPRESENTS THE ACTUAL MATURITY DATE.

(d)  WHEN-ISSUED SECURITY.

(AUD) - PRINCIPAL AMOUNT LISTED IN AUSTRALIAN DOLLARS.

(CAD) - PRINCIPAL AMOUNT LISTED IN CANADIAN DOLLARS.

(CHF) - PRINCIPAL AMOUNT LISTED IN SWISS FRANC.

(DKK) - PRINCIPAL AMOUNT LISTED IN DANISH KRONE.

(GBP) - PRINCIPAL AMOUNT LISTED IN BRITISH POUNDS.

(NZD) - PRINCIPAL AMOUNT LISTED IN NEW ZEALAND DOLLARS.

(SGD) - PRINCIPAL AMOUNT LISTED IN SINGAPORE DOLLARS.

TBA -- TO BE ANNOUNCED

SEE NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
38                                      INVESTORS MARK SERIES FUND ANNUAL REPORT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MONEY MARKET                       STANDISH MELLON ASSET MANAGEMENT COMPANY, LLC
--------------------------------------------------------------------------------

MARKET ENVIRONMENT

Compared to the interest rate fluctuations during the first half of this year, the second half of 2004 was relatively tame. Early in 2004, the economy and employment appeared anemic, inflation was almost nonexistent and the Federal Reserve looked to be on hold for an extended period of time. This outlook changed dramatically in April when revised economic data showed a stronger economy with higher employment and emerging inflation. The Federal Reserve changed its tone to one of tightening and interest rates rose rapidly.

At the end of June, the overnight Fed Funds rate was 1.25%, up from 1% just the week before. At that time, the market was anticipating that by year-end the Federal Reserve would tighten four more times, taking the overnight rate up to 2.25%. The market turned out to be absolutely correct in this assessment and the Federal Reserve did indeed tighten, most recently in mid-December, taking the overnight rate to 2.25%. Although in hindsight it may appear that the market followed a well-defined course, over the actual time period events seemed much less obvious. In particular, during the late summer, the economy looked to be stalling and many believed that interest rates would soon begin to fall. It turned out that the economic data was again adjusted and that the "soft patch" did not actually happen.

Though short-term interest rates rose in the second half of the year in response to tightening by the Fed, long-term interest rates declined. Investors in long-term bonds were comforted by the Federal Reserve's responsiveness to inflation and its steady approach. In addition, foreign investors continued and accelerated their purchases of US debt.

PERFORMANCE REVIEW

Performance for the fund reflects its short term, high quality nature. The average maturity of the fund generally ranged between 1 to 1.5 months during the period and was therefore well positioned to take advantage of tightening by the Federal Reserve.

OUTLOOK

As we move into 2005, the three key economic factors look to be employment, inflation and the dollar. Unless employment data worsens, the Federal Reserve appears intent on tightening until their overnight target rate reaches a neutral position versus inflation, which at this point most likely means that Fed Funds will rise above 3% this year. The fund is well positioned for this rising interest rate environment.

--------------------------------------------------------------------------------
TOP HOLDINGS
--------------------------------------------------------------------------------
                                                             % OF TOTAL
            -----------------------------------------------------------
            FNMA 1.25%, 01/03/05 .............................. 15.5%
            Federal Home Loan Bank 2.31%, 09/16/05 ............  9.8%
            Federal Home Loan Bank 2.26%, 08/26/05 ............  7.8%
            Federal Home Loan Bank 1.90%, 02/25/05 ............  7.0%
            Student Loan Marketing Association 2.00%, 01/03/05   5.9%
            -----------------------------------------------------------
            TOTAL ............................................. 46.0%
            -----------------------------------------------------------


AS OF DECEMBER 31, 2004, SCHEDULE OF INVESTMENTS. SUBJECT TO CHANGE.

--------------------------------------------------------------------------------
TOTAL RETURN AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------

                          THREE       SIX                             SINCE COMMENCEMENT
                         MONTHS     MONTHS    ONE YEAR   FIVE YEARS   NOVEMBER 13, 1997
----------------------------------------------------------------------------------------
Money Market .........     0.36%      0.58%      0.85%       2.50%*          3.20%*
----------------------------------------------------------------------------------------

*AVERAGE ANNUAL TOTAL RETURN.


AN INVESTMENT IN THIS PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.


--------------------------------------------------------------------------------
DECEMBER 31, 2004                                                             39
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
DECEMBER 31, 2004

MONEY MARKET
--------------------------------------------------------------------------------
 PRINCIPAL
   AMOUNT          DESCRIPTION                     MARKET VALUE
--------------------------------------------------------------------------------
U.S.   GOVERNMENT SPONSORED AND AGENCY
OBLIGATIONS -- 100.35%
FEDERAL FARM CREDIT BANK -- 5.49%
$  140,000         2.22%, 01/04/05 ...............   $  139,974
                                                     ==========
FEDERAL HOME LOAN BANK -- 32.53%
   100,000         2.26%, 01/20/05 ...............       99,881
   100,000         2.04%, 01/21/05 ...............       99,887
   180,000         1.90%, 02/25/05 ...............      179,482
   200,000         2.26%, 08/26/05, (b) ..........      199,899
   250,000         2.31%, 09/16/05, (b) ..........      249,904
                                                     ----------
                                                        829,053
                                                     ==========
FEDERAL HOME LOAN MORTGAGE
CORPORATION -- 11.75%
   100,000         2.25%, 01/10/05 ...............       99,944
   100,000         2.23%, 01/24/05 ...............       99,858
   100,000         2.37%, 02/07/05 ...............       99,757
                                                     ----------
                                                        299,559
                                                     ==========
FEDERAL NATIONAL MORTGAGE
ASSOCIATION -- 32.95%
   396,000         1.25%, 01/03/05 ...............      395,972
   100,000         2.31%, 02/04/05 ...............       99,789
    95,000         2.37%, 02/16/05 ...............       94,714
   100,000         2.30%, 03/01/05 ...............       99,625
   150,000         2.31%, 09/06/05, (b) ..........      149,882
                                                     ----------
                                                        839,982
                                                     ==========


--------------------------------------------------------------------------------
PRINCIPAL
 AMOUNT            DESCRIPTION                     MARKET VALUE
--------------------------------------------------------------------------------
STUDENT LOAN MARKETING
ASSOCIATION -- 5.89%
$  150,000         2.00%, 03/15/05 ...............   $  149,984
                                                     ==========
U.S. TREASURY BILLS -- 7.82%
   100,000         1.28%, 01/13/05 ...............       99,959
   100,000         2.23%, 04/07/05 ...............       99,409
                                                     ----------
                                                        199,368
                                                     ==========
U.S. TREASURY NOTES -- 3.92%
   100,000         1.63%, 01/31/05 ...............       99,985
                                                     ----------
TOTAL U.S. GOVERNMENT SPONSORED AND
AGENCY OBLIGATIONS ...............................    2,557,905
(COST $2,557,905)                                    ==========

TOTAL INVESTMENTS -- 100.35% .....................    2,557,905
(COST $2,557,905) (A)

Other assets inexcess of liabilities -- 0.35% ....       (8,994)
                                                     ----------
NET ASSETS -- 100.00% ............................   $2,548,911
                                                     ==========


(a) SEE NOTES TO FINANCIAL STATEMENTS FOR TAX BASIS UNREALIZED APPRECIATION (DEPRECIATION) OF SECURITIES.

(b) VARIABLE RATE SECURITY. THE RATE REFLECTED IN THE SCHEDULE OF INVESTMENTS IS THE RATE IN EFFECT ON DECEMBER 31, 2004. THE MATURITY DATE REPRESENTS THE ACTUAL MATURITY DATE.


SEE NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
40                                      INVESTORS MARK SERIES FUND ANNUAL REPORT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                (This page has been left blank intentionally.)

--------------------------------------------------------------------------------
DECEMBER 31, 2004                                                             41
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2004


-------------------------------------------------------------------------------------------------
                                                                                     LARGE CAP
                                                                                       VALUE
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
 ASSETS: .......................................................................
-------------------------------------------------------------------------------------------------
  Investments, at cost .........................................................  $   3,279,046
                                                                                  =============
  Investments, at value ........................................................  $   4,489,734
  Cash .........................................................................             --
  Receivables:
   Investments sold ............................................................             --
   Interest and dividends ......................................................         11,277
   Receivable for capital shares issued ........................................             --
   Unrealized appreciation on open swap contracts ..............................             --
   Unrealized appreciation on forward foreign currency contracts ...............             --
   Variation margin ............................................................             --
   Receivable from advisor .....................................................          6,829
   Foreign tax .................................................................             --
   Prepaid expenses and other assets ...........................................          1,573
                                                                                  -------------
    Total assets: ..............................................................      4,509,413
                                                                                  -------------
-----------------------------------------------------------------------------------------------
 LIABILITIES AND NET ASSETS: ...................................................
-----------------------------------------------------------------------------------------------
  Cash overdraft ...............................................................             --
  Payables:
   Administration fees .........................................................            225
   Dividends ...................................................................             --
   Investments purchased .......................................................             --
   Payable for capital shares redeemed .........................................            847
   Unrealized depreciation on forward foreign currency contracts ...............             --
   Options written, at value (premiums received $1,564) ........................             --
   Other .......................................................................         20,658
                                                                                  -------------
    Total liabilities: .........................................................         21,730
                                                                                  -------------
NET ASSETS .....................................................................  $   4,487,683
                                                                                  =============
-----------------------------------------------------------------------------------------------
 NET ASSETS CONSIST OF: ........................................................
-----------------------------------------------------------------------------------------------
  Capital (capital stock and paid-in capital) ..................................  $   3,757,811
  Accumulated undistributed net investment income (loss) .......................          1,490
  Accumulated undistributed net realized gain (loss) on sale of investments, foreign currency transactions, futures contracts and options contracts
   written .....................................................................       (482,306)
  Net unrealized appreciation in value of investments, translation of assets and liabilities in foreign currency, futures contracts, forward foreign
   currency contracts, and options contracts written ...........................      1,210,688
                                                                                  -------------
NET ASSETS APPLICABLE TO OUTSTANDING SHARES ....................................  $   4,487,683
                                                                                  =============
Capital shares, $0.001 par value:
 Authorized ....................................................................    500,000,000
                                                                                  =============
 Outstanding ...................................................................        375,788
                                                                                  =============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
 PER SHARE .....................................................................  $       11.94
                                                                                  =============



                                                                                     LARGE CAP          MID CAP
                                                                                      GROWTH            EQUITY
                                                                                 -----------------------------------
--------------------------------------------------------------------------------------------------------------------
 ASSETS: .......................................................................
--------------------------------------------------------------------------------------------------------------------
  Investments, at cost .........................................................  $   3,721,221     $    3,766,987
                                                                                  ================================
  Investments, at value ........................................................  $   4,172,631     $    5,054,961
  Cash .........................................................................         80,707                 --
  Receivables:
   Investments sold ............................................................             --                 --
   Interest and dividends ......................................................          2,524              2,295
   Receivable for capital shares issued ........................................             40                 --
   Unrealized appreciation on open swap contracts ..............................             --                 --
   Unrealized appreciation on forward foreign currency contracts ...............             --                 --
   Variation margin ............................................................             --                 --
   Receivable from advisor .....................................................          7,608              5,871
   Foreign tax .................................................................             --                 --
   Prepaid expenses and other assets ...........................................            160              1,749
                                                                                  --------------------------------
    Total assets: ..............................................................      4,263,670          5,064,876
                                                                                  --------------------------------
--------------------------------------------------------------------------------------------------------------------
 LIABILITIES AND NET ASSETS: ...................................................
--------------------------------------------------------------------------------------------------------------------
  Cash overdraft ...............................................................             --                 --
  Payables:
   Administration fees .........................................................            213                252
   Dividends ...................................................................             --                 --
   Investments purchased .......................................................             --                 --
   Payable for capital shares redeemed .........................................            486                816
   Unrealized depreciation on forward foreign currency contracts ...............             --                 --
   Options written, at value (premiums received $1,564) ........................             --                 --
   Other .......................................................................         20,221             21,398
                                                                                  --------------------------------
    Total liabilities: .........................................................         20,920             22,466
                                                                                  --------------------------------
NET ASSETS .....................................................................  $   4,242,750     $    5,042,410
                                                                                  ================================
--------------------------------------------------------------------------------------------------------------------
 NET ASSETS CONSIST OF: ........................................................
--------------------------------------------------------------------------------------------------------------------
  Capital (capital stock and paid-in capital) ..................................  $   5,535,042     $    3,722,817
  Accumulated undistributed net investment income (loss) .......................         20,891                 --
  Accumulated undistributed net realized gain (loss) on sale of investments, foreign currency transactions, futures contracts and options contracts
   written .....................................................................     (1,764,593)            31,619
  Net unrealized appreciation in value of investments, translation of assets and liabilities in foreign currency, futures contracts, forward foreign
   currency contracts, and options contracts written ...........................        451,410          1,287,974
                                                                                  --------------------------------
NET ASSETS APPLICABLE TO OUTSTANDING SHARES ....................................  $   4,242,750     $    5,042,410
                                                                                  ================================
Capital shares, $0.001 par value:
 Authorized ....................................................................    500,000,000        500,000,000
                                                                                  ================================
 Outstanding ...................................................................        423,541            353,413
                                                                                  ================================
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
 PER SHARE .....................................................................  $       10.02     $        14.27
                                                                                  ================================



SEE NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
42                                      INVESTORS MARK SERIES FUND ANNUAL REPORT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2004


   SMALL CAP          GROWTH                          INTERMEDIATE        GLOBAL             MONEY
    EQUITY           & INCOME          BALANCED       FIXED INCOME     FIXED INCOME         MARKET
-----------------------------------------------------------------------------------------------------


 $  3,793,406     $  6,306,197      $  4,848,762      $  6,048,916     $  6,842,285     $   2,557,905
 ============     ============      ============      ============     ============     =============
 $  4,643,197     $  8,281,428      $  5,707,326      $  6,096,800     $  7,687,264     $   2,557,905
           --          255,041                --               461               --               611

       37,993               --            64,834                --           44,961                --
          988           13,008            22,416            36,780          144,054             2,529
           30               30                --                --               --                --
           --               --                --             1,531               --                --
           --               --                --                --           14,195                --
           --               --                --             1,516               --                --
        6,809            8,366             6,096             9,484            5,110             8,625
           --               --                --                --              480                --
          682              391             2,007             2,028            2,716               826
-----------------------------------------------------------------------------------------------------
    4,689,699        8,558,264         5,802,679         6,148,600        7,898,780         2,570,496
-----------------------------------------------------------------------------------------------------


           --               --                --                --               --                --
          233              426               290               289              391               124
           --               --                --                --               --             3,420
       12,091           35,253                --           411,120           68,243                --
          664            2,975             1,637             2,489              421               504
           --               --                --                --          112,987                --
           --               --                --               282               --                --
       21,588           26,195            21,958            24,740           28,896            17,537
-----------------------------------------------------------------------------------------------------
       34,576           64,849            23,885           438,920          210,938            21,585
-----------------------------------------------------------------------------------------------------
 $  4,655,123     $  8,493,415      $  5,778,794      $  5,709,680     $  7,687,842     $   2,548,911
=====================================================================================================



 $  4,556,278     $  6,528,712      $  4,770,705      $  5,655,385     $  6,867,430     $   2,548,664
           --           74,928            (4,069)           12,721          314,334               247


     (750,946)         (85,456)          153,594           (13,390)        (246,875)               --


      849,791        1,975,231           858,564            54,964          752,953                --
-----------------------------------------------------------------------------------------------------
 $  4,655,123     $  8,493,415      $  5,778,794      $  5,709,680     $  7,687,842     $   2,548,911
=====================================================================================================


  500,000,000      500,000,000       500,000,000       500,000,000      500,000,000       500,000,000
=====================================================================================================

      456,034          568,359           489,492           562,027          743,705         2,548,675
=====================================================================================================


 $      10.21     $      14.94      $      11.81      $      10.16     $      10.34     $        1.00
=====================================================================================================


SEE NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
DECEMBER 31, 2004                                                             43
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
FOR THE YEAR ENDED DECEMBER 31, 2004


--------------------------------------------------------------------------------------------------------------------------
                                                                                   LARGE CAP      LARGE CAP       MID CAP
                                                                                     VALUE          GROWTH        EQUITY
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
 INVESTMENT INCOME: ...........................................................
--------------------------------------------------------------------------------------------------------------------------
  Dividends ...................................................................    $ 99,579      $   58,406      $ 57,052
  Interest ....................................................................          --              --            --
  Less: foreign tax withheld ..................................................          --              --            --
                                                                                   --------------------------------------
                                                                                     99,579          58,406        57,052
                                                                                   --------------------------------------
--------------------------------------------------------------------------------------------------------------------------
 EXPENSES: ....................................................................
--------------------------------------------------------------------------------------------------------------------------
  Management fees .............................................................      32,181          33,349        36,625
  Administration fees .........................................................       2,414           2,501         2,747
  Transfer agent fees .........................................................       4,994           5,458         5,074
  Custodian fees ..............................................................       1,272              79           792
  Accounting fees .............................................................      29,165          29,205        32,633
  Professional fees ...........................................................      32,546          33,497        34,247
  Insurance fees ..............................................................       2,870           4,393         3,231
  Shareholder reports .........................................................       4,788           5,052         5,430
  Directors' fees .............................................................       2,137           2,230         2,259
  Other .......................................................................       1,829           1,467         1,864
                                                                                   --------------------------------------
   Total expenses before expense reimbursement ................................     114,196         117,231       124,902
   Less: expense reimbursement ................................................      77,976          79,716        83,683
                                                                                   --------------------------------------
    Net expenses ..............................................................      36,220          37,515        41,219
                                                                                   --------------------------------------
    Net investment income (loss) ..............................................      63,359          20,891        15,833
                                                                                   ======================================
--------------------------------------------------------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
 FOREIGN CURRENCY, FUTURES AND OPTIONS: .......................................
--------------------------------------------------------------------------------------------------------------------------
  Realized gain (loss) on transactions from:
   Investments ................................................................     219,999         (21,825)      323,244
   Foreign exchange contracts .................................................          --              --            --
   Futures transactions .......................................................          --              --            --
   Option contracts written ...................................................          --              --            --
  Change in net unrealized appreciation/(depreciation) of:
   Investments ................................................................     329,860         (85,545)      399,100
   Foreign currency translation ...............................................          --              --            --
   Futures transactions .......................................................          --              --            --
   Option contracts written ...................................................          --              --            --
   Open swap contracts ........................................................          --              --            --
                                                                                   --------------------------------------
   Net realized and unrealized gain (loss) on investments, foreign currency
    transactions, futures transactions and options contracts written ..........     549,859        (107,370)      722,344
                                                                                   --------------------------------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ................    $613,218      $  (86,479)     $738,177
                                                                                   ======================================


SEE NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
44                                      INVESTORS MARK SERIES FUND ANNUAL REPORT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
FOR THE YEAR ENDED DECEMBER 31, 2004


  SMALL CAP       GROWTH                   INTERMEDIATE        GLOBAL         MONEY
    EQUITY       & INCOME     BALANCED     FIXED INCOME     FIXED INCOME      MARKET
-------------------------------------------------------------------------------------


  $  10,114      $145,868     $ 43,475      $   3,312        $    3,979      $    --
         --           319       81,207        227,163           302,498       33,206
         --            --           --             --            (3,583)          --
------------------------------------------------------------------------------------
     10,114       146,187      124,682        230,475           302,894       33,206
------------------------------------------------------------------------------------


     40,471        62,275       40,961         33,457            56,183        9,892
      2,556         4,671        3,072          3,346             4,495        1,484
      5,439         5,878        5,139          5,217             5,080        5,592
      3,374         5,629          602          5,637            16,193        4,469
     34,036        31,734       33,837         52,905            47,102       29,112
     33,477        43,115       35,152         37,280            45,291       27,057
      3,830         8,020        3,468          4,198             5,626        2,521
      5,026         9,151        5,912          6,867             9,131        2,570
      2,236         2,838        2,375          2,534             2,849        1,876
      1,789         2,417        1,575          2,510             3,259        1,213
------------------------------------------------------------------------------------
    132,234       175,728      132,093        153,951           195,209       85,786
     87,491       105,643       85,985        109,339           120,290       73,418
------------------------------------------------------------------------------------
     44,743        70,085       46,108         44,612            74,919       12,368
------------------------------------------------------------------------------------
    (34,629)       76,102       78,574        185,863           227,975       20,838
====================================================================================




    518,596       299,212      175,939         91,380           754,688          249
         --            --           --             --          (548,844)          --
         --            --           --         29,111                --           --
         --            --           --          6,317            12,929           --

    (18,818)      576,034      705,666        (72,312)         (256,185)          --
         --            --           --             --            74,008           --
         --            --           --          2,953                --           --
         --            --           --           (731)            4,197           --
         --            --           --          1,531                --           --
------------------------------------------------------------------------------------

    499,778       875,246      881,605         58,249            40,793          249
------------------------------------------------------------------------------------
  $ 465,149      $951,348     $960,179      $ 244,112        $  268,768      $21,087
====================================================================================




SEE NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
DECEMBER 31, 2004                                                             45
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
                                                                                                  LARGE CAP VALUE
                                                                                           YEAR ENDED           YEAR ENDED
                                                                                      DECEMBER 31, 2004     DECEMBER 31, 2003
------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 OPERATIONS: ......................................................................
--------------------------------------------------------------------------------
  Net investment income (loss) ....................................................       $    63,359           $   42,594
  Net realized gain (loss) from investments, foreign currency transactions,
   futures contracts and options contracts written ................................           219,999             (279,733)
  Change in net unrealized appreciation (depreciation) on investments, translation of assets and liabilities in foreign currency, futures contracts
   and options contracts written ..................................................           329,860              970,398
                                                                                          --------------------------------
    Net increase (decrease) in net assets resulting from operations ...............           613,218              733,259
--------------------------------------------------------------------------------
 DISTRIBUTIONS TO SHAREHOLDERS: ...................................................
--------------------------------------------------------------------------------
  Net investment income ...........................................................           (62,348)             (42,327)
  Net realized gain from investment transactions ..................................                --                   --
                                                                                          --------------------------------
    Total distributions to shareholders ...........................................           (62,348)             (42,327)
--------------------------------------------------------------------------------
 CAPITAL SHARE TRANSACTIONS: ......................................................
--------------------------------------------------------------------------------
  Shares sold .....................................................................            84,220               63,990
  Reinvested distributions ........................................................            62,318               42,327
                                                                                          --------------------------------
                                                                                              146,538              106,317
  Shares repurchased ..............................................................           (57,493)             (71,574)
                                                                                          --------------------------------
    Net increase (decrease) from capital share transactions .......................            89,045               34,743
                                                                                          --------------------------------
      Net increase (decrease) in net assets .......................................           639,915              725,675
--------------------------------------------------------------------------------
 NET ASSETS: ......................................................................
--------------------------------------------------------------------------------
  Beginning of year ...............................................................         3,847,768            3,122,093
                                                                                          --------------------------------
  End of year .....................................................................       $ 4,487,683           $3,847,768
                                                                                          --------------------------------
  Undistributed net investment income (loss) at end of year .......................       $     1,490           $      479
                                                                                          ================================
  Fund share transactions:
    Shares sold ...................................................................             7,851                6,907
    Reinvested distributions ......................................................             5,259                4,142
                                                                                          --------------------------------
                                                                                               13,110               11,049
    Shares repurchased ............................................................            (5,306)              (7,825)
                                                                                          --------------------------------
      Net increase (decrease) in fund shares ......................................             7,804                3,224
                                                                                          ================================




SEE NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
46                                      INVESTORS MARK SERIES FUND ANNUAL REPORT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
            LARGE CAP GROWTH                             MID CAP EQUITY                             SMALL CAP EQUITY
     YEAR ENDED            YEAR ENDED            YEAR ENDED            YEAR ENDED            YEAR ENDED           YEAR ENDED
DECEMBER 31, 2004     DECEMBER 31, 2003     DECEMBER 31, 2004     DECEMBER 31, 2003     DECEMBER 31, 2004     DECEMBER 31, 2003
--------------------------------------------------------------------------------------------------------------------------------



    $   20,891            $     (260)           $   15,833            $    6,595            $  (34,629)           $  (29,963)

       (21,825)              (49,603)              323,244               361,648               518,596               269,078


       (85,545)              957,832               399,100               784,615               (18,818)            1,044,753
    ------------------------------------------------------------------------------------------------------------------------
       (86,479)              907,969               738,177             1,152,858               465,149             1,283,868


            --                (3,781)               (2,260)               (5,662)                   --                    --
            --                    --              (349,536)             (181,560)                   --                    --
    ------------------------------------------------------------------------------------------------------------------------
            --                (3,781)             (351,796)             (187,222)                   --                    --


       223,831               295,836               108,534               119,980               241,176               202,420
            --                 3,760               351,716               187,216                    --                    --
    ------------------------------------------------------------------------------------------------------------------------
       223,831               299,596               460,250               307,196               241,176               202,420
      (253,522)             (190,709)             (198,329)              (95,521)             (251,157)             (229,248)
    ------------------------------------------------------------------------------------------------------------------------
       (29,691)              108,887               261,921               211,675                (9,981)              (26,828)
    ------------------------------------------------------------------------------------------------------------------------
      (116,170)            1,013,075               648,302             1,177,311               455,168             1,257,040


     4,358,920             3,345,845             4,394,108             3,216,797             4,199,955             2,942,915
    ------------------------------------------------------------------------------------------------------------------------
    $4,242,750            $4,358,920            $5,042,410            $4,394,108            $4,655,123            $4,199,955
    ------------------------------------------------------------------------------------------------------------------------
    $   20,891            $       --            $       --            $    2,260            $       --            $       --
    ========================================================================================================================

        22,890                32,467                 8,003                10,420                26,042                26,407
            --                   374                25,094                14,457                    --                    --
    ------------------------------------------------------------------------------------------------------------------------
        22,890                32,841                33,097                24,877                26,042                26,407
       (25,711)              (21,726)              (14,359)               (8,108)              (25,988)              (30,278)
    ------------------------------------------------------------------------------------------------------------------------
        (2,821)               11,115                18,738                16,769                    54                (3,871)
    ========================================================================================================================


SEE NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
DECEMBER 31, 2004                                                             47
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
                                                                                                  GROWTH & INCOME
                                                                                           YEAR ENDED           YEAR ENDED
                                                                                      DECEMBER 31, 2004     DECEMBER 31, 2003
------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 OPERATIONS: ......................................................................
--------------------------------------------------------------------------------
  Net investment income (loss) ....................................................       $   76,102            $   53,317
  Net realized gain (loss) from investments, foreign currency transactions,
   futures contracts and options contracts written ................................          299,212               (93,190)
  Change in net unrealized appreciation (depreciation) on investments, translation of assets and liabilities in foreign currency, futures contracts
   and options contracts written ..................................................          576,034             1,819,860
                                                                                          --------------------------------
    Net increase (decrease) in net assets resulting from operations ...............          951,348             1,779,987
--------------------------------------------------------------------------------
 DISTRIBUTIONS TO SHAREHOLDERS: ...................................................
--------------------------------------------------------------------------------
  Net investment income ...........................................................           (1,377)              (53,114)
  Net realized gain from investment transactions ..................................               --                    --
                                                                                          --------------------------------
    Total distributions to shareholders ...........................................           (1,377)              (53,114)
--------------------------------------------------------------------------------
 CAPITAL SHARE TRANSACTIONS: ......................................................
--------------------------------------------------------------------------------
  Shares sold .....................................................................          600,449               473,336
  Reinvested distributions ........................................................            1,369                53,114
                                                                                          --------------------------------
                                                                                             601,818               526,450
  Shares repurchased ..............................................................         (481,224)             (331,846)
                                                                                          --------------------------------
    Net increase (decrease) from capital share transactions .......................          120,594               194,604
                                                                                          --------------------------------
      Net increase (decrease) in net assets .......................................        1,070,565             1,921,477
--------------------------------------------------------------------------------
 NET ASSETS: ......................................................................
--------------------------------------------------------------------------------
  Beginning of year ...............................................................        7,422,850             5,501,373
                                                                                          --------------------------------
  End of year .....................................................................       $8,493,415            $7,422,850
                                                                                          ================================
  Undistributed net investment income (loss) at end of year .......................       $   74,928            $      203
                                                                                          ================================
  Fund share transactions:
    Shares sold ...................................................................           44,375                42,172
    Reinvested distributions ......................................................               94                 4,095
                                                                                          --------------------------------
                                                                                              44,469                46,267
  Shares repurchased ..............................................................          (35,347)              (29,610)
                                                                                          --------------------------------
    Net increase (decrease) in fund shares ........................................            9,122                16,657
                                                                                          ================================


SEE NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
48                                      INVESTORS MARK SERIES FUND ANNUAL REPORT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
          BALANCED              INTERMEDIATE FIXED INCOME        GLOBAL FIXED INCOME               MONEY MARKET
  YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED      YEAR ENDED
DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
     2004           2003           2004           2003           2004           2003           2004            2003
------------------------------------------------------------------------------------------------------------------------


  $   78,574     $   88,774     $  185,863     $  206,462     $  227,975     $  230,522    $     20,838   $     19,811

     175,939        302,604        126,808        125,745        218,773       (332,833)            249             --


     705,666        866,161        (68,559)       (50,163)      (177,980)       442,096              --             --
  --------------------------------------------------------------------------------------------------------------------
     960,179      1,257,539        244,112        282,044        268,768        339,785          21,087         19,811


     (93,243)       (89,902)      (213,383)      (226,518)            --             --         (20,840)       (19,811)
      (3,067)      (234,133)      (123,653)       (14,981)            --             --              --             --
  --------------------------------------------------------------------------------------------------------------------
     (96,310)      (324,035)      (337,036)      (241,499)            --             --         (20,840)       (19,811)


     387,387         97,014        290,231        473,086         92,233         63,259       1,086,758        672,680
      96,288        323,978        336,898        241,436             --             --          17,419         22,166
  --------------------------------------------------------------------------------------------------------------------
     483,675        420,992        627,129        714,522         92,233         63,259       1,104,177        694,846
    (235,838)      (175,989)      (447,640)      (654,803)       (30,772)       (38,015)     (1,055,615)    (1,198,968)
  --------------------------------------------------------------------------------------------------------------------
     247,837        245,003        179,489         59,719         61,461         25,244          48,562       (504,122)
  --------------------------------------------------------------------------------------------------------------------
   1,111,706      1,178,507         86,565        100,264        330,229        365,029          48,809       (504,122)


   4,667,088      3,488,581      5,623,115      5,522,851      7,357,613      6,992,584       2,500,102      3,004,224
  --------------------------------------------------------------------------------------------------------------------
  $5,778,794     $4,667,088     $5,709,680     $5,623,115     $7,687,842     $7,357,613    $  2,548,911   $  2,500,102
  ====================================================================================================================
  $   (4,069)    $    8,281     $   12,721     $   11,130     $  314,334     $  (38,033)   $        247   $         --
  ====================================================================================================================

      35,824         10,462         27,460         45,145          8,977          6,427       1,086,758        672,680
       8,377         33,025         33,016         23,372             --             --          17,419         22,166
  --------------------------------------------------------------------------------------------------------------------
      44,201         43,487         60,476         68,517          8,977          6,427       1,104,177        694,846
     (21,804)       (19,463)       (42,727)       (62,033)        (3,033)        (3,948)     (1,055,615)    (1,198,968)
  --------------------------------------------------------------------------------------------------------------------
      22,397         24,024         17,749          6,484          5,944          2,479          48,562       (504,122)
  ====================================================================================================================

SEE NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
DECEMBER 31, 2004                                                             49
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. ORGANIZATION
--------------------------------------------------------------------------------

Investors Mark Series Fund, Inc. (the "Fund") is registered as a diversified open-end management investment company, of the series type, under the Investment Company Act of 1940, as amended (the "1940 Act"), and was incorporated on June 27, 1997, under the laws of the State of Maryland. The Fund currently consists of the following investment portfolios (individually, a "Portfolio" and collectively, the "Portfolios"): Large Cap Value Portfolio ("Large Cap Value"), Large Cap Growth Portfolio ("Large Cap Growth"), Mid Cap Equity Portfolio ("Mid Cap Equity"), Small Cap Equity Portfolio ("Small Cap Equity"), Growth & Income Portfolio ("Growth & Income"), Balanced Portfolio ("Balanced"), Intermediate Fixed Income Portfolio ("Intermediate Fixed Income"), Global Fixed Income Portfolio ("Global Fixed Income"), and Money Market Portfolio ("Money Market").

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

--------------------------------------------------------------------------------
2. SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. The policies conform to accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. SECURITIES VALUATION -- Equity securities traded on a national securities exchange or quoted on the NASDAQ National Market System are valued on their last reported sale price on the principal exchange (U.S. or foreign) or official closing price as reported by NASDAQ. Options and futures contracts are valued at last sale price on the exchange on which they are primarily traded. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the most recent bid quotation. Investments in other open-end investment companies are valued at net asset value.

Debt and other fixed income securities (other than short-term obligations) are valued at the last reported sales price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Board of Directors. Short-term securities having a remaining maturity of 60 days or less at time of purchase are valued at amortized cost, which approximates market value.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of foreign securities are determined as of the close of such foreign markets or the close of the New York Stock Exchange, if earlier. All investments quoted in foreign currency are translated into U.S. dollars at the prevailing exchange rates on the date of valuation, usually at 12:30 p.m. (Eastern Time), which is the close of London exchange. Investments in foreign securities may involve risks not present in domestic investments. Since foreign securities may be denominated in foreign currency and involve settlement and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value, are valued at fair value under procedures approved by the Board of Directors. The fair value procedures, which include among other factors, review of most recent bid and ask prices, reason for unavailability of data from pricing service, and availability of current bids from independent broker-dealers, are also used to determine the fair value of a foreign security if a significant event occurs that materially affects the value of the security.

Pursuant to Rule 2a-7 of the 1940 Act, securities in the Money Market Portfolio are valued at amortized cost, which approximates market value.


--------------------------------------------------------------------------------
50                                      INVESTORS MARK SERIES FUND ANNUAL REPORT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

B. SECURITY TRANSACTIONS, RELATED INCOME AND EXPENSES SECURITIES -- Transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is determined on the basis of coupon interest accrued using the interest method adjusted for amortization of premiums and accretion of discounts. Dividend income (less foreign tax withheld, if any) is recorded on the ex-dividend date. Gains or losses realized from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. The Fund is required to account for the assets of each series separately and to allocate general liabilities of the Fund to each series based upon the net asset value of each series. Securities purchased on a when-issued or delayed delivery basis are valued daily and begin earning interest on the settlement date.

C. OPTIONS -- When a call or put option is written, an amount equal to the premium received is recorded as a liability. The liability is marked-to-market daily to reflect the current market value of the option written. When a written option expires, a gain is realized in the amount of the premium originally received. If a closing purchase contract is entered into, a gain or loss is realized in the amount of the original premium less the cost of the closing transaction. If a written call is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security, which is purchased upon exercise of the option.


Purchased options are recorded as investments and marked-to-market daily to reflect the current market value of the option contract. If a purchased option expires, a loss is realized in the amount of the cost of the option. If a closing transaction is entered into, a gain or loss is realized, to the extent that the proceeds from the sale are greater or less than the cost of the option. If a put option is exercised, a gain or loss is realized from the sale of the underlying security by adjusting the proceeds from such sale by the amount of the premium originally paid. If a call option is exercised, the cost of the security purchased upon exercise is increased by the premium originally paid.


Transactions in options written for Intermediate Fixed Income for the year-ended December 31, 2004, were as follows:



                                          NUMBER OF       PREMIUM
                                          CONTRACTS       AMOUNT
                                         --------------------------
PUT OPTIONS WRITTEN
Balance at December 31, 2003 .........       3,300      $   3,674
Opened ...............................      17,900         12,654
Expired ..............................     (17,350)       (12,796)
Closed ...............................      (1,650)        (1,968)
                                           ----------------------
Balance at December 31, 2004 .........       2,200      $   1,564
                                           ======================
CALL OPTIONS WRITTEN
Balance at December 31, 2003 .........       3,300      $   2,544
Opened ...............................      21,220          7,978
Expired ..............................     (13,300)        (5,477)
Closed ...............................      (9,150)        (5,045)
                                           ----------------------
Balance at December 31, 2004 .........       2,070      $      --
                                           ======================


--------------------------------------------------------------------------------
DECEMBER 31, 2004                                                             51
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Transactions in options written for Global Fixed Income for the year-ended December 31, 2004, were as follows:



                                          NUMBER OF      PREMIUM
                                          CONTRACTS       AMOUNT
                                         -------------------------
PUT OPTIONS WRITTEN
Balance at December 31, 2003 .........       5,150      $   3,538
Opened ...............................      21,100         14,424
Expired ..............................     (11,600)        (7,908)
Closed ...............................     (14,650)       (10,054)
                                           ----------------------
Balance at December 31, 2004 .........          --      $      --
                                           ======================
CALL OPTIONS WRITTEN
Balance at December 31, 2003 .........          --      $      --
Opened ...............................       5,300          2,868
Expired ..............................      (1,450)          (702)
Closed ...............................      (3,850)        (2,166)
                                           ----------------------
Balance at December 31, 2004 .........          --      $      --
                                           ======================

D. FOREIGN CURRENCY TRANSLATION -- The accounting records of the Portfolios are maintained in U.S. dollars. Investment securities and other assets and liabilities of the Portfolios denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the date of the transactions. The gains or losses on investments resulting from changes in foreign exchange rates are included with net realized and unrealized gain or loss from investments and foreign currencies.

Reported net realized foreign currency exchange gains or losses arise from sales and maturities of portfolio securities, sales of foreign currencies, currency exchange fluctuations between the trade and settlement dates of securities transactions, and the differences between the amounts of assets and liabilities recorded and the U.S. dollar equivalents of the amounts actually received or paid. Net unrealized foreign currency appreciation or depreciation arises from changes in the values of assets and liabilities, including investments in securities, resulting from changes in currency exchange rates.

E. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The Portfolios may enter into foreign currency exchange contracts to convert U.S. dollars to and from various foreign currencies. A foreign currency exchange contract is an obligation by a Portfolio to purchase or sell a specific foreign currency at a future date at a price (in U.S. dollars) set at the time of the contract. The Portfolios' foreign currency exchange contracts might be considered spot (typically a contract of one week or less) contracts or forward (contract length over one week) contracts. Spot contracts are entered into for purposes of hedging against foreign currency fluctuations relating to a specific portfolio transaction, such as the delay between a security transaction trade date and settlement date. Forward contracts are entered into for purposes of hedging portfolio holdings or concentrations of such holdings. The Portfolios enter into foreign currency exchange contracts solely for spot or forward hedging purposes, and not for speculative purposes (i.e., the Portfolios do not enter into such contracts for the purpose of earning foreign currency gains). Foreign currency exchange contracts are adjusted daily by the prevailing spot or forward rate of the underlying currency, and any appreciation or depreciation is recorded for financial statement purposes as unrealized until the contract settlement date, at which time the Portfolios record realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Portfolios could be exposed to risk if the counterparty is unable to meet the terms of a forward foreign currency exchange contract or if the value of the foreign currency changes unfavorably.


--------------------------------------------------------------------------------
52                                      INVESTORS MARK SERIES FUND ANNUAL REPORT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Following is a summary of forward foreign currency exchange contracts that were outstanding at December 31, 2004 for Global Fixed Income (for U.S. Dollars unless otherwise noted):


CONTRACTS TO SELL CURRENCY:



                                                       FOREIGN         AMOUNT TO BE                        NET UNREALIZED
                                    SETTLEMENT         CURRENCY         RECEIVED IN      U.S. $ VALUE       APPRECIATION
                                       DATE        TO BE DELIVERED        U.S. $        AS OF 12/31/04     (DEPRECIATION)
-------------------------------------------------------------------------------------------------------------------------
Australian Dollar ..............     3/16/05            580,000         $  441,724        $  451,881        $  (10,157)
Australian Dollar for ..........                        167,602
 New Zealand Dollar ............     1/25/05            155,000            119,224           121,209            (1,985)
British Pound ..................     3/16/05            450,000            862,430           859,843             2,587
Canadian Dollar ................     3/16/05             30,000             24,570            25,038              (468)
Danish Kroner ..................     3/16/05            395,000             70,313            72,248            (1,935)
Euro ...........................     3/16/05          2,947,000          3,924,138         4,008,405           (84,267)
New Zealand Dollar .............     1/25/05              2,116              1,505             1,523               (18)
New Zealand Dollar .............     3/16/05            680,000            481,051           486,802            (5,751)
New Zealand Dollar for .........                        155,000
 Australian Dollar .............     1/25/05            165,486            113,108           119,115            (6,007)
Swiss Franc ....................     3/16/05            100,000             87,032            88,301            (1,269)
Singapore Dollar ...............     3/16/05            145,000             87,919            89,049            (1,130)
                                                                        ----------------------------------------------
                                                                        $6,213,014        $6,323,414        $ (110,400)
                                                                        ==============================================

CONTRACTS TO BUY CURRENCY:



                                                       FOREIGN        AMOUNT TO BE                        NET UNREALIZED
                                    SETTLEMENT        CURRENCY        DELIVERED IN      U.S. $ VALUE       APPRECIATION
                                       DATE        TO BE RECEIVED        U.S. $        AS OF 12/31/04     (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------
Australian Dollar for ..........                       155,000
 New Zealand Dollar ............     1/25/05           165,486           113,109           121,209             8,100
Euro ...........................     3/16/05           110,000           147,524           149,618             2,094
New Zealand Dollar for .........                       155,000
 Australian Dollar .............     1/25/05           167,602           119,224           120,638             1,414
                                                                         -------------------------------------------
                                                                        $379,857          $391,465           $11,608
                                                                        ============================================

F. FUTURES -- The Intermediate Fixed Income and Global Fixed Income Portfolios may utilize futures contracts to a limited extent, with the objectives of maintaining full exposure to the underlying stock markets, enhancing returns, maintaining liquidity, minimizing transaction costs and hedging possible variations in foreign exchange rates. The Intermediate Fixed Income and Global Fixed Income Portfolios may purchase or sell financial and foreign currency futures contracts to immediately position incoming cash in the market, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. Returns may be enhanced by purchasing futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks contained in the indices and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are valued based on their quoted daily settlement prices. Upon entering into a futures contract, the Intermediate Fixed Income and Global Fixed Income Portfolios are required to deposit cash or liquid securities, representing the initial margin, equal to a certain percentage of the contract value. Subsequent changes in the value of the contract, or variation margin, are recorded as unrealized gains or losses. The variation margin is paid or received in cash daily by the Intermediate Fixed Income and Global Fixed Income Portfolios. The Intermediate Fixed Income and Global Fixed Income Portfolios realize a gain or loss when the contract is closed or expires.


--------------------------------------------------------------------------------
DECEMBER 31, 2004                                                             53
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Following is a summary of futures contracts that were outstanding at December 31, 2004 for Intermediate Fixed Income:



                                                               NUMBER        EXPIRATION     CONTRACT     UNREALIZED
                                               POSITION     OF CONTRACTS        DATE         AMOUNT      GAIN/LOSS
-------------------------------------------------------------------------------------------------------------------
United States 5 Year Note Future ..........      Long            2            3/31/05       $217,572     $ (1,491)
United States 10 Year Note Future .........      Short           1            3/31/05        110,769        1,169
United States 30 Year Bond Future .........      Long            2            3/31/05        221,056       (3,945)

G. INTEREST RATE TRANSACTIONS -- Certain Portfolio may enter into interest rate swap transactions primarily for hedging purposes including, but not limited to, as a duration management technique, or to preserve a return or spread on a particular investment or portion of its portfolio. Swaps may also be used to enhance potential gain in circumstances where hedging is not involved. At the time an interest rate swap reaches its scheduled termination, there is a risk that the Fund would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. Details of the swap agreements outstanding as of December 31, 2004 for Intermediate Fixed Income were as follows:



                                                                                                  UNREALIZED
                        TERMINATION          NOTIONAL       FUND RECEIVES       FUND PAYS       APPRECIATION/
COUNTERPARTY                DATE           AMOUNT (000)       FIXED RATE      FLOATING RATE     (DEPRECIATION)
-----------------   -------------------   --------------   ---------------   ---------------   ---------------
Bear Stearns        November 22, 2009          30                3.85%       3 month LIBOR           $300
Lehman Brothers     December 13, 2009          15                3.92%       1 month LIBOR            150
Lehman Brothers     November 18, 2009          28                3.97%       3 month LIBOR            281
Lehman Brothers     December 2, 2009           30                4.10%       1 month LIBOR            302
Lehman Brothers     December 17, 2008          50                3.68%       1 month LIBOR            498

H. REPURCHASE AGREEMENTS -- The Portfolios may enter into repurchase agreements with member banks of the Federal Reserve or registered broker dealers whom the Portfolios' investment advisor deems creditworthy under guidelines approved by the Board, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Portfolios plus interest negotiated on the basis of current short-term rates. Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default of the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Portfolios may be delayed or limited. The Portfolios did not hold any repurchase agreements as of December 31, 2004.

I. EXPENSE LIMITATIONS -- On May 1, 2003, RBC Dain Rauscher Corp. ("RBC Dain") purchased from Business Men's Assurance Company of America ("BMA") all of the outstanding shares of common stock of Jones & Babson, Inc. ("J&B"). Investors Mark Advisor, LLC ("Advisor"), the investment manager for the Fund and formerly a wholly-owned subsidiary of J&B, is a wholly-owned subsidiary of RBC Dain. RBC Dain, a Minneapolis, Minnesota-based holding company formed in 1973, provides investment advice and services to individual investors in the western United States and investment banking, research and sales services to corporate and governmental clients nationwide and in Europe through its principal subsidiary, Dain Rauscher Inc. ("Dain Rauscher"). RBC Dain is a wholly owned subsidiary of Royal Bank of Canada, a Canadian chartered bank. Shares of the Fund are distributed to separate accounts of Business Men's Assurance Company of America and Fidelity Security Life Insurance Company.


Pursuant to a written contract through May 1, 2005, the Advisor has agreed to pay certain operating expenses in an amount that limits the total operating expenses of the portfolios to an annual rate of .50% of average daily net assets for the Money Market Portfolio; .80% of average daily net assets for the Intermediate Fixed Income Portfolio; .90% of average daily net assets for the Large Cap Value, Large Cap Growth, Mid Cap Equity, Growth & Income and Balanced Portfolios; 1.00% of average daily net assets for the Global Fixed Income Portfolio and 1.05% of average daily net assets for the Small Cap Equity Portfolio. The Advisor may be reimbursed by the Portfolios for such expenses at a later date. This may be done only if such reimbursement does not cause a Portfolio's expenses to exceed the expense cap percentage shown above.


--------------------------------------------------------------------------------
54                                      INVESTORS MARK SERIES FUND ANNUAL REPORT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

At December 31, 2004, the total dollar amounts available for reimbursement to the Advisor are as follows:



PORTFOLIO                                 TOTAL
-------------------------------------------------
Large Cap Value ....................    $39,756
Large Cap Growth ...................     40,854
Mid Cap Equity .....................     52,875
Small Cap Equity ...................     45,180
Growth & Income ....................     46,347
Balanced ...........................     43,785
Intermediate Fixed Income ..........     77,145
Global Fixed Income ................     85,969
Money Market .......................     40,576

J. DISTRIBUTIONS TO CONTRACTHOLDERS -- Dividends from net investment income are declared and paid annually for the Portfolios. Distributable net realized capital gains, if any, are declared and distributed annually for all the Portfolios. The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

--------------------------------------------------------------------------------
3. MANAGEMENT FEES
--------------------------------------------------------------------------------

Management fees are paid to the Advisor based on an annual percentage of average daily net assets as listed below:


PORTFOLIO                             % OF NET ASSETS
------------------------------------ ----------------
Large Cap Value ....................        0.80%
Large Cap Growth ...................        0.80%
Mid Cap Equity .....................        0.80%
Small Cap Equity ...................        0.95%
Growth & Income ....................        0.80%
Balanced ...........................        0.80%
Intermediate Fixed Income ..........        0.60%
Global Fixed Income ................        0.75%
Money Market .......................        0.40%

--------------------------------------------------------------------------------
4. INVESTMENT TRANSACTIONS
--------------------------------------------------------------------------------

Investment transactions for the fiscal year ended December 31, 2004, (excluding short-term securities) are as follows:



                                          PURCHASES             SALES           PURCHASES         SALES
                                       (EXCLUDING U.S.     (EXCLUDING U.S.       OF U.S.         OF U.S.
PORTFOLIO                                GOVERNMENT)         GOVERNMENT)        GOVERNMENT      GOVERNMENT
-----------------------------------------------------------------------------------------------------------
Large Cap Value ...................       $1,063,959          $1,050,403       $        --     $        --
Large Cap Growth ..................          167,630             169,230                --              --
Mid Cap Equity ....................        1,309,751           1,062,274                --              --
Small Cap Equity ..................        2,154,445           2,103,941                --              --
Growth & Income ...................        2,750,701           2,582,660                --              --
Balanced ..........................        2,088,596           2,110,330                --         200,000
Intermediate Fixed Income .........        3,031,124           2,541,872        11,298,235      11,610,270
Global Fixed Income ...............        6,800,689           6,945,232         1,563,961       1,423,550

--------------------------------------------------------------------------------
5. FEDERAL INCOME TAX INFORMATION
--------------------------------------------------------------------------------

It is the policy of each Portfolio to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies as defined in applicable sections of the Internal Revenue Code, and to make distributions from net investment income and from net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Withholding taxes on foreign dividends have been paid or provided for in accordance with applicable country's tax rules and rates.


--------------------------------------------------------------------------------
DECEMBER 31, 2004                                                             55
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

The tax character of distributions paid during the fiscal years ended December 31, 2004 and 2003, were as follows:



                                                             2004
                                      -------------------------------------------------
                                       ORDINARY      CAPITAL     RETURN OF
PORTFOLIO                               INCOME        GAIN        CAPITAL       TOTAL
---------------------------------------------------------------------------------------
Large Cap Value ...................    $ 62,348     $     --        $--       $ 62,348
Large Cap Growth ..................          --           --         --             --
Mid Cap Equity ....................     133,179      218,617         --        351,796
Small Cap Equity ..................          --           --         --             --
Growth & Income ...................       1,377           --         --          1,377
Balanced ..........................      93,243        3,067         --         96,310
Intermediate Fixed Income .........     266,429       70,607         --        337,036
Global Fixed Income ...............          --           --         --             --
Money Market ......................      17,420           --         --         17,420


                                                             2003
                                      -------------------------------------------------
                                       ORDINARY      CAPITAL     RETURN OF
PORTFOLIO                               INCOME        GAIN        CAPITAL       TOTAL
---------------------------------------------------------------------------------------
Large Cap Value ...................    $ 42,327     $     --        $--       $ 42,327
Large Cap Growth ..................       3,781           --         --          3,781
Mid Cap Equity ....................     135,412       51,810         --        187,222
Small Cap Equity ..................          --           --         --             --
Growth & Income ...................      53,114           --         --         53,114
Balanced ..........................      89,902      234,133         --        324,035
Intermediate Fixed Income .........     226,518       14,981         --        241,499
Global Fixed Income ...............          --           --         --             --
Money Market ......................      19,810           --         --         19,810

As of December 31, 2004, the components of accumulated earnings/(deficit) on a tax basis were as follows:



                                 UNDISTRIBUTED   UNDISTRIBUTED
                                    ORDINARY       LONG-TERM     ACCUMULATED
PORTFOLIO                            INCOME       CAPITAL GAIN     EARNINGS
-----------------------------------------------------------------------------
Large Cap Value ...............    $   1,490        $     --      $   1,490
Large Cap Growth ..............       20,891              --         20,891
Mid Cap Equity ................           --          33,965         33,965
Small Cap Equity ..............           --              --             --
Growth & Income ...............       74,928              --         74,928
Balanced ......................      178,864              --        178,864
Intermediate Fixed Income .....       15,150           4,454         19,604
Global Fixed Income ...........      365,340              --        365,340
Money Market ..................        3,667              --          3,667



                                                  ACCUMULATED       UNREALIZED      ACCUMULATED
                                 DISTRIBUTIONS     CAPITAL &      APPRECIATION/      EARNINGS/
PORTFOLIO                           PAYABLE       OTHER LOSSES   (DEPRECIATION)*     (DEFICIT)
-------------------------------------------------------------------------------------------------
Large Cap Value ...............    $      --     $    (480,464)     $1,208,846     $     729,872
Large Cap Growth ..............           --        (1,764,593)        451,410        (1,292,292)
Mid Cap Equity ................           --                --       1,285,627         1,319,592
Small Cap Equity ..............           --          (745,563)        844,407            98,844
Growth & Income ...............           --           (54,897)      1,944,674         1,964,705
Balanced ......................           --                --         829,222         1,008,086
Intermediate Fixed Income .....           --                --          34,692            54,296
Global Fixed Income ...........           --          (354,517)        809,589           820,412
Money Market ..................       (3,420)               --              --               247

* The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premium and market discount.


--------------------------------------------------------------------------------
56                                      INVESTORS MARK SERIES FUND ANNUAL REPORT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

As of December 31, 2004, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for each Portfolio was as follows:



                                                                                             NET
                                        TAX COST                                          UNREALIZED
                                           OF          UNREALIZED       UNREALIZED       APPRECIATION
PORTFOLIO                              SECURITIES     APPRECIATION     DEPRECIATION     (DEPRECIATION)
------------------------------------------------------------------------------------------------------
Large Cap Value ...................    $3,280,888      $1,221,760       $  (12,914)       $1,208,846
Large Cap Growth ..................     3,721,221         602,272         (150,862)          451,410
Mid Cap Equity ....................     3,769,334       1,349,972          (64,345)        1,285,627
Small Cap Equity ..................     3,798,790       1,116,561         (272,154)          844,407
Growth & Income ...................     6,336,754       2,046,335         (101,661)        1,944,674
Balanced ..........................     4,878,104       1,013,036         (183,814)          829,222
Intermediate Fixed Income .........     6,065,988          54,232          (23,420)           30,812
Global Fixed Income ...............     6,883,311         930,287         (126,334)          803,953
Money Market ......................     2,557,905              --               --                --

As of December 31, 2004, the following Portfolios had net capital loss carryforwards and deferred post-October losses to offset future net capital gains, if any:



                                 CAPITAL LOSS                 DEFERRED POST-
PORTFOLIO                        CARRYFORWARD     EXPIRES     OCTOBER LOSSES
----------------------------------------------------------------------------
Large Cap Value .............      $105,528         2008           $--
                                     97,463         2009            --
                                    277,473         2011            --
Large Cap Growth ............       816,785         2009            --
                                    876,380         2010            --
                                     49,603         2011            --
                                     21,825         2012            --
Small Cap Equity ............       325,825         2009            --
                                    419,738         2010            --
Growth & Income .............        54,897         2011            --
Global Fixed Income .........       109,869         2008            --
                                     20,419         2010            --
                                     75,561         2011            --

For Corporate contractholders, the following percentages of the total ordinary income distributions paid during the fiscal year ended December 31, 2004 qualify for the corporate dividends received deduction for the following Portfolios (unaudited):



PORTFOLIO                               PERCENTAGE
--------------------------------------------------
Large Cap Value ....................      100.00%
Large Cap Growth ...................        0.00%
Mid Cap Equity .....................       46.66%
Small Cap Equity ...................        0.00%
Growth & Income ....................      100.00%
Balanced ...........................       18.01%
Intermediate Fixed Income ..........        0.61%
Global Fixed Income ................        0.00%
Money Market .......................        0.00%

For the fiscal year ended December 31, 2004, certain dividends paid by the Portfolios may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Portfolios intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2004 Form 1099-DIV.

--------------------------------------------------------------------------------
6. SUBSEQUENT EVENT
--------------------------------------------------------------------------------

The two insurance companies who are the shareholders of the Fund and are using the Fund within their variable annuity and variable life insurance products have notified the officers and directors of the Fund of their intent to file a request for substitution with the SEC. Assuming this substitution request is granted, the two insurance companies would redeem all their shares in the Fund, which would result in the liquidation and closure of the Fund on or about June 30, 2005.


--------------------------------------------------------------------------------
DECEMBER 31, 2004                                                             57
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

LARGE CAP VALUE

---------------------------------------------------------------------------------------------------------------------------
                                                                                   YEARS ENDED DECEMBER 31,
CONDENSED DATA FOR A SHARE OF CAPITAL STOCK
OUTSTANDING THROUGHOUT EACH YEAR.                                   2004        2003         2002         2001        2000
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ............................   $ 10.46     $  8.56     $   9.79      $ 10.07     $  9.40
                                                                  ---------------------------------------------------------
 Income from investment operations:
   Net investment income ......................................      0.17       0.12          0.09         0.12       0.15
   Net realized and unrealized gain (loss) on
    investments, foreign currency transactions, futures
    contracts and options contracts written ...................      1.48       1.90        ( 1.23)      ( 0.28)      0.67
                                                                  ---------------------------------------------------------
Total increase (decrease) from investment operations ..........      1.65       2.02        ( 1.14)      ( 0.16)      0.82
                                                                  ---------------------------------------------------------
 Less distributions:
   Dividends from net investment income .......................    ( 0.17)     ( 0.12)      ( 0.09)      ( 0.12)    ( 0.15)
   Distributions from realized capital gains ..................        --          --           --           --         --
   Tax return of capital ......................................        --          --           --           --         --(a)
                                                                  ---------------------------------------------------------
 Total distributions ..........................................    ( 0.17)     ( 0.12)      ( 0.09)      ( 0.12)    ( 0.15)
                                                                  ---------------------------------------------------------
Net asset value, end of year ..................................   $ 11.94     $ 10.46     $   8.56      $  9.79     $ 10.07
                                                                  ---------------------------------------------------------
Total return ..................................................     15.77%      23.59%      (11.62%)     ( 1.59%)     8.79%
                                                                  ---------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in thousands) ........................   $ 4,488     $ 3,848     $  3,122      $ 3,574     $ 3,510
Ratio of expenses to average net assets .......................      0.90%       0.90%        0.90%        0.90%      0.90%
Ratio of expenses to average net assets before expense
 reimbursements ...............................................      2.84%       2.15%        1.64%        1.40%      1.45%
Ratio of net investment income to average net assets ..........      1.57%       1.28%        0.96%        1.21%      1.61%
Ratio of net investment income to average net assets before
 expense reimbursements .......................................    ( 0.37%)      0.03%        0.22%        0.71%      1.06%
Portfolio turnover rate .......................................        27%         36%          33%          19%        26%

(a)LESS THAN $0.01 PER SHARE




SEE NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
58                                      INVESTORS MARK SERIES FUND ANNUAL REPORT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

LARGE CAP GROWTH


----------------------------------------------------------------------------------------------------------------------------------
                                                                                   YEARS ENDED DECEMBER 31,
CONDENSED DATA FOR A SHARE OF CAPITAL STOCK
OUTSTANDING THROUGHOUT EACH YEAR.                                   2004         2003          2002          2001          2000
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ............................   $ 10.22      $  8.06     $   11.27     $   14.94     $   18.03
                                                                  --------------------------------------------------------------
 Income from investment operations:
   Net investment income (loss) ...............................      0.05           --          0.01        ( 0.01)       ( 0.07)
   Net realized and unrealized gain (loss) on
    investments, foreign currency transactions, futures
    contracts and options contracts written ...................    ( 0.25)        2.17        ( 3.22)       ( 3.66)       ( 2.15)
                                                                  --------------------------------------------------------------
 Total increase (decrease) from investment operations .........    ( 0.20)        2.17        ( 3.21)       ( 3.67)       ( 2.22)
                                                                  --------------------------------------------------------------
 Less distributions:
   Dividends from net investment income .......................        --       ( 0.01)           --            --            --
   Distributions from realized capital gains ..................        --           --            --            --        ( 0.79)
   Tax return of capital ......................................        --           --            --            --        ( 0.08)
                                                                  --------------------------------------------------------------
 Total distributions ..........................................        --       ( 0.01)           --            --        ( 0.87)
                                                                  --------------------------------------------------------------
Net asset value, end of year ..................................   $ 10.02      $ 10.22     $    8.06     $   11.27     $   14.94
                                                                  ==============================================================
Total return ..................................................    ( 1.96%)      26.91%       (28.48%)      (24.56%)      (12.03%)
                                                                  ==============================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in thousands) ........................   $ 4,243      $ 4,359     $   3,346     $   4,601     $   5,853
Ratio of expenses to average net assets .......................      0.90%        0.90%         0.90%         0.90%         0.90%
Ratio of expenses to average net assets before expense
 reimbursements ...............................................      2.81%        2.10%         1.57%         1.23%         1.15%
Ratio of net investment income to average net assets ..........      0.50%      ( 0.01%)        0.10%       ( 0.07%)      ( 0.44%)
Ratio of net investment income to average net assets before
 expense reimbursements .......................................    ( 1.41%)     ( 1.20%)      ( 0.57%)      ( 0.40%)      ( 0.69%)
Portfolio turnover rate .......................................         4%         150%           83%           54%           78%






SEE NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
DECEMBER 31, 2004                                                             59
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

MID CAP EQUITY


--------------------------------------------------------------------------------------------------------------------------------
                                                                                    YEARS ENDED DECEMBER 31,
CONDENSED DATA FOR A SHARE OF CAPITAL STOCK
OUTSTANDING THROUGHOUT EACH YEAR.                                   2004         2003         2002         2001         2000
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ............................   $  13.13     $  10.12     $  11.73     $  12.39     $  11.30
                                                                  ------------------------------------------------------------
 Income from investment operations:
   Net investment income ......................................       0.05         0.03         0.03         0.03         0.02
   Net realized and unrealized gain (loss) on
    investments, foreign currency transactions, futures
    contracts and options contracts written ...................       2.15         3.57      (  1.61)     (  0.37)        2.91
                                                                  ------------------------------------------------------------
 Total increase (decrease) from investment operations .........       2.20         3.60      (  1.58)     (  0.34)        2.93
                                                                  ------------------------------------------------------------
 Less distributions:
   Dividends from net investment income .......................    (  0.01)     (  0.02)     (  0.03)     (  0.03)     (  0.02)
   Distributions from realized capital gains ..................    (  1.05)     (  0.57)          --      (  0.28)     (  1.48)
   Tax return of capital ......................................         --           --           --      (  0.01)     (  0.22)
   In excess of realized capital gains ........................         --           --           --           --      (  0.12)
                                                                  ------------------------------------------------------------
 Total distributions ..........................................    (  1.06)     (  0.59)     (  0.03)     (  0.32)     (  1.84)
                                                                  ------------------------------------------------------------
Net asset value, end of year ..................................   $  14.27     $  13.13     $  10.12     $  11.73     $  12.39
                                                                  ============================================================
Total return ..................................................      16.94%       35.59%     ( 13.51%)    (  2.70%)      26.92%
                                                                  ============================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in thousands) ........................   $  5,042     $  4,394     $  3,217     $  3,719     $  3,588
Ratio of expenses to average net assets .......................       0.90%        0.90%        0.90%        0.90%        0.90%
Ratio of expenses to average net assets before expense
 reimbursements ...............................................       2.73%        2.41%        1.88%        1.83%        1.91%
Ratio of net investment income to average net assets ..........       0.35%        0.18%        0.26%        0.25%        0.18%
Ratio of net investment income to average net assets before
 expense reimbursements .......................................    (  1.48%)    (  1.33%)    (  0.72%)    (  0.68%)    (  0.83%)
Portfolio turnover rate .......................................         24%         102%         119%         151%         120%


SEE NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
60                                      INVESTORS MARK SERIES FUND ANNUAL REPORT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

SMALL CAP EQUITY


--------------------------------------------------------------------------------------------------------------------------------
                                                                                    YEARS ENDED DECEMBER 31,
CONDENSED DATA FOR A SHARE OF CAPITAL STOCK
OUTSTANDING THROUGHOUT EACH YEAR.                                   2004         2003          2002         2001         2000
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ............................   $  9.21      $  6.40      $   8.51      $  9.45      $ 13.20
                                                                  ------------------------------------------------------------
 Income from investment operations:
   Net investment income ......................................    ( 0.08)       (0.07)       ( 0.07)       (0.05)      ( 0.05)
   Net realized and unrealized gain (loss) on
    investments, foreign currency transactions, futures
    contracts and options contracts written ...................      1.08         2.88        ( 2.04)       (0.87)      ( 0.65)
                                                                  ------------------------------------------------------------
 Total increase (decrease) from investment operations .........      1.00         2.81        ( 2.11)       (0.92)      ( 0.70)
                                                                  ------------------------------------------------------------
 Less distributions:
   Distributions from realized capital gains ..................        --           --            --           --       ( 3.05)
   In excess of realized capital gains ........................        --           --            --        (0.02)          --
                                                                  ------------------------------------------------------------
 Total distributions ..........................................        --           --            --        (0.02)      ( 3.05)
                                                                  ------------------------------------------------------------
Net asset value, end of year ..................................   $ 10.21      $  9.21      $   6.40      $  8.51      $  9.45
                                                                  ============================================================
Total return ..................................................     10.86%       43.91%       (24.79%)      (9.72%)     ( 2.69%)
                                                                  ============================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in thousands) ........................   $ 4,655      $ 4,200      $  2,943      $ 3,937      $ 4,085
Ratio of expenses to average net assets .......................      1.05%        1.05%         1.05%        1.05%        1.05%
Ratio of expenses to average net assets before expense
 reimbursements ...............................................      3.11%        2.75%         1.82%        1.50%        1.45%
Ratio of net investment income to average net assets ..........    ( 0.81%)      (0.88%)      ( 0.90%)      (0.61%)     ( 0.51%)
Ratio of net investment income to average net assets before
 expense reimbursements .......................................    ( 2.87%)      (2.58%)      ( 1.67%)      (1.06%)     ( 0.91%)
Portfolio turnover rate .......................................        51%         121%          129%         147%         140%


SEE NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
DECEMBER 31, 2004                                                             61
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

GROWTH & INCOME


-------------------------------------------------------------------------------------------------------------------------------
                                                                                   YEARS ENDED DECEMBER 31,
CONDENSED DATA FOR A SHARE OF CAPITAL STOCK
OUTSTANDING THROUGHOUT EACH YEAR.                                    2004         2003         2002         2001        2000
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ............................   $ 13.27       $ 10.14     $  12.50      $ 14.21     $ 12.67
                                                                  -----------------------------------------------------------
 Income from investment operations:
   Net investment income ......................................      0.13          0.10         0.07         0.09        0.14
   Net realized and unrealized gain (loss) on
    investments, foreign currency transactions, futures
    contracts and options contracts written ...................      1.54          3.13       ( 2.36)      ( 1.04)       1.84
                                                                  -----------------------------------------------------------
 Total increase (decrease) from investment operations .........      1.67          3.23       ( 2.29)      ( 0.95)       1.98
                                                                  -----------------------------------------------------------
 Less distributions:
   Dividends from net investment income .......................        --(a)     ( 0.10)      ( 0.07)      ( 0.07)     ( 0.14)
   Distributions from realized capital gains ..................        --            --           --       ( 0.59)     ( 0.02)
   Tax return of capital ......................................        --            --           --       ( 0.03)     ( 0.17)
   In excess of realized capital gains ........................        --            --           --       ( 0.07)     ( 0.11)
                                                                  -----------------------------------------------------------
 Total distributions ..........................................        --        ( 0.10)      ( 0.07)      ( 0.76)     ( 0.44)
                                                                  -----------------------------------------------------------
Net asset value, end of year ..................................   $ 14.94       $ 13.27     $  10.14      $ 12.50     $ 14.21
                                                                  ===========================================================
Total return ..................................................     12.60%        31.83%      (18.29%)     ( 6.58%)     15.79%
                                                                  ===========================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in thousands) ........................   $ 8,493       $ 7,423     $  5,501      $ 6,082     $ 5,623
Ratio of expenses to average net assets .......................      0.90%         0.90%        0.90%        0.90%       0.90%
Ratio of expenses to average net assets before expense
 reimbursements ...............................................      2.26%         1.86%        1.36%        1.18%       1.28%
Ratio of net investment income to average net assets ..........      0.98%         0.86%        0.68%        0.74%       1.21%
Ratio of net investment income to average net assets before
 expense reimbursements .......................................    ( 0.38%)      ( 0.10%)       0.22%        0.46%       0.83%
Portfolio turnover rate .......................................        34%           42%          51%          66%         43%

(a)LESS THAN $0.01 PER SHARE

SEE NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
62                                      INVESTORS MARK SERIES FUND ANNUAL REPORT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

BALANCED


----------------------------------------------------------------------------------------------------------------------------
                                                                                  YEARS ENDED DECEMBER 31,
CONDENSED DATA FOR A SHARE OF CAPITAL STOCK
OUTSTANDING THROUGHOUT EACH YEAR.                                   2004        2003         2002       2001(a)      2000
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ............................   $  9.99      $ 7.87     $   9.35      $  9.31      $ 9.08
                                                                  ----------------------------------------------------------
 Income from investment operations:
   Net investment income ......................................      0.16        0.20         0.22         0.29        0.33
   Net realized and unrealized gain (loss) on
    investments, foreign currency transactions, futures
    contracts and options contracts written ...................      1.86        2.67       ( 1.48)        0.04        0.41
                                                                  ----------------------------------------------------------
 Total increase (decrease) from investment operations .........      2.02        2.87       ( 1.26)        0.33        0.74
                                                                  ----------------------------------------------------------
 Less distributions:
   Dividends from net investment income .......................    ( 0.19)      (0.21)      ( 0.22)       (0.29)      (0.33)
   Distributions from realized capital gains ..................    ( 0.01)      (0.54)          --           --       (0.13)
   Tax return of capital ......................................        --          --           --           --       (0.05)
                                                                  ----------------------------------------------------------
 Total distributions ..........................................    ( 0.20)      (0.75)      ( 0.22)       (0.29)      (0.51)
                                                                  ----------------------------------------------------------
Net asset value, end of year ..................................   $ 11.81     $  9.99     $   7.87      $  9.35     $  9.31
                                                                  ==========================================================
Total return ..................................................     20.30%      36.58%      (13.48%)       3.54%       8.42%
                                                                  ==========================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in thousands) ........................   $ 5,779     $ 4,667     $  3,489      $ 3,697    $  3,313
Ratio of expenses to average net assets .......................      0.90%       0.90%        0.90%        0.90%       0.90%
Ratio of expenses to average net assets before expense
 reimbursements ...............................................      2.58%       1.96%        1.73%        1.53%       1.51%
Ratio of net investment income to average net assets ..........      1.53%       2.22%        2.42%        3.16%       3.39%
Ratio of net investment income to average net assets before
 expense reimbursements .......................................    ( 0.15%)      1.16%        1.60%        2.53%       2.78%
Portfolio turnover rate .......................................        46%         46%          19%          22%         59%

(a) AS REQUIRED, EFFECTIVE JANUARY 1, 2001, THE PORTFOLIO HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN AMORTIZING PREMIUM ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED DECEMBER 31, 2001 WAS TO DECREASE NET INVESTMENT INCOME PER SHARE BY LESS THAN 1/2 OF A CENT, INCREASE NET REALIZED AND UNREALIZED GAINS AND LOSSES PER SHARE BY LESS THAN 1/2 OF A CENT, AND DECREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS FROM 3.17% TO 3.16% AND DECREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS BEFORE VOLUNTARY EXPENSE REIMBURSEMENT FROM 2.54% TO 2.53%. PER SHARE, RATIOS AND SUPPLEMENTAL DATA FOR YEARS PRIOR TO JANUARY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.


SEE NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
DECEMBER 31, 2004                                                             63
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

INTERMEDIATE FIXED INCOME


--------------------------------------------------------------------------------------------------------------------------
                                                                                 YEARS ENDED DECEMBER 31,
CONDENSED DATA FOR A SHARE OF CAPITAL STOCK
OUTSTANDING THROUGHOUT EACH YEAR.                                   2004        2003        2002      2001(a)      2000
--------------------------------------------------------------------------------------------------------------------------
  Net asset value, beginning of year ..........................   $ 10.33     $ 10.27     $ 10.00     $  9.74    $  9.28
                                                                  -------------------------------------------------------
 Income from investment operations:
   Net investment income ......................................      0.35        0.40        0.47        0.45       0.54
   Net realized and unrealized gain (loss) on
    investments, foreign currency transactions, futures
    contracts and options contracts written ...................      0.11        0.13        0.27        0.25       0.46
                                                                  -------------------------------------------------------
 Total increase (decrease) from investment operations .........      0.46        0.53        0.74        0.70       1.00
                                                                  -------------------------------------------------------
 Less distributions:
   Dividends from net investment income .......................    ( 0.40)     ( 0.44)     ( 0.47)     ( 0.44)     (0.54)
   Distributions from realized capital gains ..................    ( 0.23)     ( 0.03)         --          --         --
                                                                  -------------------------------------------------------
 Total distributions ..........................................    ( 0.63)     ( 0.47)     ( 0.47)     ( 0.44)     (0.54)
                                                                  -------------------------------------------------------
Net asset value, end of year ..................................   $ 10.16     $ 10.33     $ 10.27     $ 10.00    $  9.74
                                                                  =======================================================
Total return ..................................................      4.50%       5.10%       7.45%       7.21%     10.77%
                                                                  =======================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in thousands) ........................   $ 5,709     $ 5,623     $ 5,523     $ 4,864    $ 3,202
Ratio of expenses to average net assets .......................      0.80%       0.80%       0.80%       0.80%      0.80%
Ratio of expenses to average net assets before expense
 reimbursements ...............................................      2.76%       1.96%       1.84%       2.02%      2.15%
Ratio of net investment income to average net assets ..........      3.33%       3.72%       4.26%       5.54%      6.34%
Ratio of net investment income to average net assets before
 expense reimbursements .......................................      1.37%       2.56%       3.22%       4.32%      4.99%
Portfolio turnover rate .......................................       247%        327%        370%        220%       147%

(a) AS REQUIRED, EFFECTIVE JANUARY 1, 2001, THE PORTFOLIO HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN AMORTIZING PREMIUM ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED DECEMBER 31, 2001 WAS TO DECREASE NET INVESTMENT INCOME PER SHARE BY LESS THAN 1/2 OF A CENT, INCREASE NET REALIZED AND UNREALIZED GAINS AND LOSSES PER SHARE BY LESS THAN 1/2 OF A CENT, AND DECREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS FROM 5.58% TO 5.54% AND DECREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS BEFORE VOLUNTARY EXPENSE REIMBURSEMENT FROM 4.35% TO 4.32%. PER SHARE, RATIOS AND SUPPLEMENTAL DATA FOR YEARS PRIOR TO JANUARY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.


SEE NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
64                                      INVESTORS MARK SERIES FUND ANNUAL REPORT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

GLOBAL FIXED INCOME


--------------------------------------------------------------------------------------------------------------------------
                                                                                 YEARS ENDED DECEMBER 31,
CONDENSED DATA FOR A SHARE OF CAPITAL STOCK
OUTSTANDING THROUGHOUT EACH YEAR.                                   2004        2003        2002      2001(a)      2000
--------------------------------------------------------------------------------------------------------------------------
  Net asset value, beginning of year ..........................   $  9.97     $  9.51      $ 9.08      $ 8.98     $ 9.21
                                                                  --------------------------------------------------------
 Income from investment operations:
   Net investment income ......................................      0.31        0.31        0.35        0.35       0.53
   Net realized and unrealized gain (loss) on
    investments, foreign currency transactions, futures
    contracts and options contracts written ...................      0.06        0.15        0.28        0.05       0.34
                                                                  --------------------------------------------------------
 Total increase (decrease) from investment operations .........      0.37        0.46        0.63        0.40       0.87
                                                                  --------------------------------------------------------
 Less distributions:
   Dividends from net investment income .......................        --          --       (0.20)      (0.30)     (0.46)
   Tax return of capital ......................................        --          --          --          --      (0.62)
   In excess of realized capital gains ........................        --          --          --          --      (0.02)
                                                                  --------------------------------------------------------
 Total distributions ..........................................        --          --       (0.20)      (0.30)     (1.10)
                                                                  ========================================================
Net asset value, end of year ..................................   $ 10.34     $  9.97      $ 9.51      $ 9.08     $ 8.98
                                                                  ========================================================
Total return ..................................................      3.71%       4.84%       6.97%       4.42%      9.46%
                                                                  ========================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in thousands) ........................   $ 7,688     $ 7,358     $ 6,993     $ 6,549    $ 6,083
Ratio of expenses to average net assets .......................      1.00%       1.00%       1.00%       1.00%      1.00%
Ratio of expenses to average net assets before expense
 reimbursements ...............................................      2.60%       2.14%       1.87%       1.78%      1.83%
Ratio of net investment income to average net assets ..........      3.04%       3.21%       3.48%       3.92%      4.65%
Ratio of net investment income to average net assets before
 expense reimbursements .......................................      1.44%       2.07%       2.60%       3.14%      3.82%
Portfolio turnover rate .......................................       120%        186%        184%        187%       234%

(a) AS REQUIRED, EFFECTIVE JANUARY 1, 2001, THE PORTFOLIO HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN AMORTIZING PREMIUM ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED DECEMBER 31, 2001 WAS TO DECREASE NET INVESTMENT INCOME PER SHARE BY LESS THAN 1/2 OF A CENT, INCREASE NET REALIZED AND UNREALIZED GAINS AND LOSSES PER SHARE BY LESS THAN 1/2 OF A CENT, AND DECREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS FROM 3.93% TO 3.92% AND DECREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS BEFORE VOLUNTARY EXPENSE REIMBURSEMENT BY LESS THAN 1/2 OF A PERCENT. PER SHARE, RATIOS AND SUPPLEMENTAL DATA FOR YEARS PRIOR TO JANUARY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.


SEE NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
DECEMBER 31, 2004                                                             65
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

MONEY MARKET


--------------------------------------------------------------------------------------------------------------------------
                                                                                 YEARS ENDED DECEMBER 31,
CONDENSED DATA FOR A SHARE OF CAPITAL STOCK
OUTSTANDING THROUGHOUT EACH YEAR.                                   2004        2003        2002        2001       2000
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ............................   $  1.00      $ 1.00      $ 1.00      $ 1.00     $ 1.00
                                                                  ------------------------------------------------------
 Income from investment operations:
   Net investment income ......................................      0.01        0.01        0.01        0.04       0.06
 Less distributions:
   Dividends from net investment income .......................     (0.01)      (0.01)      (0.01)      (0.04)     (0.06)
                                                                  ------------------------------------------------------
Net asset value, end of year ..................................   $  1.00      $ 1.00      $ 1.00      $ 1.00     $ 1.00
                                                                  ======================================================
Total return ..................................................      0.85%       0.68%       1.47%       3.77%      5.84%
                                                                  ======================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in thousands) ........................   $ 2,549     $ 2,500     $ 3,004     $ 2,455    $ 2,000
Ratio of expenses to average net assets .......................      0.50%       0.50%       0.50%       0.50%      0.50%
Ratio of expenses to average net assets before expense
 reimbursements ...............................................      3.47%       1.89%       1.45%       1.50%      1.62%
Ratio of net investment income to average net assets ..........      0.84%       0.68%       1.32%       3.60%      5.70%
Ratio of net investment income to average net assets before
 expense reimbursements .......................................     (2.13%)     (0.71%)      0.37%       2.60%      4.58%

SEE NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
66                                      INVESTORS MARK SERIES FUND ANNUAL REPORT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF DIRECTORS AND CONTRACTHOLDERS OF INVESTORS MARK SERIES FUND,
INC.


We have audited the accompanying statements of assets and liabilities, including the schedule of investments, of Investors Mark Series Fund, Inc. comprised of the Large Cap Value, Large Cap Growth, Mid Cap Equity, Small Cap Equity, Growth & Income, Balanced, Intermediate Fixed Income, Global Fixed Income and Money Market Portfolios (the "Funds") as of December 31, 2004, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Funds' financial highlights for the periods ended prior to December 31, 2003, were audited by other auditors whose report, dated January 31, 2003, expressed an unqualified opinion.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2004, and the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP
Chicago, Illinois
February 21, 2005

--------------------------------------------------------------------------------
DECEMBER 31, 2004                                                             67
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTICE TO CONTRACTHOLDERS
--------------------------------------------------------------------------------

DIRECTORS AND OFFICERS OF THE FUNDS (UNAUDITED) AT DECEMBER 31, 2004

The management and affairs for the Funds are supervised by the Directors under the laws of the State of Maryland. The Directors and executive officers of the Funds and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period.



                             POSITION(S) HELD       TERM OF OFFICE AND
NAME, AGE AND ADDRESS           WITH FUNDS         LENGTH OF TIME SERVED
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
NON-INTERESTED DIRECTORS
--------------------------------------------------------------------------------
John MacDonald (56)              Director            Indefinite term
2501 McGee Street                                      since 2004
Mail Drop 323
Kansas City, MO 64108
--------------------------------------------------------------------------------
H. David Rybolt (62)             Director          Indefinite term and
90 Seventh Street                                  six years of service
Suite 4300
Minneapolis, MN 55402
--------------------------------------------------------------------------------
James Seward (52)                Director          Indefinite term and
90 Seventh Street                                  six years of service
Suite 4300
Minneapolis, MN 55402
--------------------------------------------------------------------------------



                                                               NUMBER OF
                                                             PORTFOLIOS IN
                                                            FUND COMPLEX(1)         OTHER
                              PRINCIPAL OCCUPATION(S)         OVERSEEN BY     DIRECTORSHIPS HELD
NAME, AGE AND ADDRESS           DURING PAST 5 YEARS             DIRECTOR         BY DIRECTOR
------------------------------------------------------------------------------------------------
NON-INTERESTED DIRECTORS
------------------------------------------------------------------------------------------------
John MacDonald (56)     Chief Investment Officer, Hall     Twenty-seven      None
2501 McGee Street       Family Foundation; Trustee, J&B
Mail Drop 323           Funds (2001-2004).
Kansas City, MO 64108
------------------------------------------------------------------------------------------------
H. David Rybolt (62)    Consultant, HDR Associates         Twenty-seven      None
90 Seventh Street       (management consulting).
Suite 4300
Minneapolis, MN 55402
------------------------------------------------------------------------------------------------
James Seward (52)       Private Investor/Consultant        Twenty-seven      Syntroleum Corp.;
90 Seventh Street       (2000-Present) Financial                             LabOne, Inc.; and
Suite 4300              Consultant, Seward & Co.                             Concordia Career
Minneapolis, MN 55402   (1998-2000)                                          Colleges
------------------------------------------------------------------------------------------------

(1) DIRECTOR, EACH PORTFOLIO DESCRIBED IN THIS ANNUAL REPORT; ALSO, DIRECTOR, TAMARACK FUND TRUST.

--------------------------------------------------------------------------------
68                                      INVESTORS MARK SERIES FUND ANNUAL REPORT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTICE TO CONTRACTHOLDERS
--------------------------------------------------------------------------------


                             POSITION(S) HELD       TERM OF OFFICE AND
NAME, AGE AND ADDRESS           WITH FUNDS         LENGTH OF TIME SERVED       PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUND
-------------------------------------------------------------------------------------------------------------------------------
Jennifer Lammers (44)     President and Chief     One year term;            Chief Financial Officer, Great Hall Funds, Inc.
60 South Sixth Street     Executive Officer       served since July         (management company); Compliance Officer,
Minneapolis, MN 55402                             2003                      Great Hall Funds, Inc.; Managing Director
                                                                            and Director of Finance, Voyageur Asset
                                                                            Management; Vice President and Manager,
                                                                            Financial Reporting, RBC Dain Rauscher.
----------------------------------------------------------------------------------------------------------------------------
Martin A. Cramer (55)     Vice President and      One year term and         Legal and Regulatory Affairs Vice President
60 South Sixth Street     Chief Compliance        eleven years of           and Secretary, Jones & Babson, Inc.
Minneapolis, MN 55402     Officer                 service                   (management company); Secretary, IMA
                                                                            (management company); Vice President and
                                                                            Secretary, Buffalo Fund Complex; Assistant
                                                                            Vice President and Secretary, Babson Funds;
                                                                            and, Secretary, Gold Bank Funds (two funds).
----------------------------------------------------------------------------------------------------------------------------
Laura Moret (51)          Secretary               One year term;            Vice President and Senior Associate Counsel,
60 South Sixth Street                             served since July         RBC Dain Rauscher; Vice President and
Minneapolis, MN 55402                             2003                      Group Counsel, American Express Financial
                                                                            Advisors.
----------------------------------------------------------------------------------------------------------------------------

THE BOARD OF DIRECTORS OF THE FUND HAS ENGAGED WELLS FARGO TO SERVE AS THE CUSTODIAN OF THE FUND'S ASSETS AND WELLS FARGO, IN ITS CAPACITY AS THE CUSTODIAN, HAS THE DELEGATED AUTHORITY TO VOTE PROXIES RELATING TO THE FUND PORTFOLIO SECURITIES. THE BOARD OF DIRECTORS OF THE FUND HAS DETERMINED TO ADOPT WELLS FARGO'S PROXY VOTING POLICIES AND PROCEDURES FOR THE FUND. YOU MAY OBTAIN A DESCRIPTION OF THE FUND'S PROXY VOTING POLICIES AND PROCEDURES, FREE OF CHARGE, BY CALLING TOLL-FREE 1-800-423-9398. THIS INFORMATION IS ALSO AVAILABLE THROUGH THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV.

THE STATEMENT OF ADDITIONAL INFORMATION ("SAI") INCLUDES ADDITIONAL INFORMATION ABOUT THE FUND DIRECTORS AND IS AVAILABLE UPON REQUEST WITHOUT CHARGE BY CALLING 1-888-262-8131, OR WRITING BMA, 2000 WADE HAMPTON BLVD., GREENVILLE, SC 29615-1064.

WE HOPE THE FINANCIAL INFORMATION PRESENTED, AS WELL AS THE DISCUSSION AND ANALYSIS FROM YOUR PORTFOLIO MANAGER(S), WILL HELP YOU EVALUATE YOUR INVESTMENT IN THE INVESTORS MARK SERIES FUNDS. WE ALSO ENCOURAGE YOU TO READ YOUR FUND'S PROSPECTUS FOR FURTHER DETAIL AS TO YOUR FUND'S INVESTMENT POLICIES AND RISK PROFILE.

A SCHEDULE OF EACH FUND'S PORTFOLIO HOLDINGS WILL BE FILED WITH THE COMMISSION FOR THE FIRST AND THIRD QUARTERS OF EACH FISCAL YEAR ON FORM N-Q. THIS INFORMATION IS AVAILABLE ON THE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV AND MAY BE REVIEWED AND COPIED AT THE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM IS AVAILABLE BY CALLING 1-800-SEC-0330.


--------------------------------------------------------------------------------
DECEMBER 31, 2004                                                             69
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTICE TO CONTRACTHOLDERS
--------------------------------------------------------------------------------

     As a shareholder of the Investors Mark Series Funds, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Investors Mark Series Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

     The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2004 through December 31, 2004.


ACTUAL EXPENSES

     The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.




                                         BEGINNING           ENDING           EXPENSE PAID         EXPENSE RATIO
                                       ACCOUNT VALUE     ACCOUNT VALUE       DURING PERIOD*        DURING PERIOD
                                           7/1/04           12/31/04       7/1/04 - 12/31/04     7/1/04 - 12/31/04
                                      ---------------   ---------------   -------------------   ------------------
Large Cap Value ...................     $  1,000.00       $  1,123.20           $  4.80                 0.90%
Large Cap Growth ..................        1,000.00          1,002.00              4.53                 0.90%
Mid Cap Equity ....................        1,000.00          1,099.30              4.75                 0.90%
Small Cap Equity ..................        1,000.00          1,058.00              5.43                 1.05%
Growth & Income ...................        1,000.00          1,086.70              4.72                 0.90%
Balanced ..........................        1,000.00          1,081.20              4.71                 0.90%
Intermediate Fixed Income .........        1,000.00          1,040.50              4.10                 0.80%
Global Fixed Income ...............        1,000.00          1,036.10              5.12                 1.00%
Money Market ......................        1,000.00          1,005.80              2.52                 0.50%

*EXPENSES ARE EQUAL TO THE AVERAGE ACCOUNT VALUE TIMES THE FUND'S ANNUALIZED
 EXPENSE RATIO MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR DIVIDED BY THE NUMBER OF DAYS IN THE FISCAL YEAR.


--------------------------------------------------------------------------------
70                                      INVESTORS MARK SERIES FUND ANNUAL REPORT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTICE TO CONTRACTHOLDERS
--------------------------------------------------------------------------------

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     The table below provides information about hypothetical account values and hypothetical expenses based on each Investors Mark Series Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.




                                         BEGINNING           ENDING           EXPENSE PAID         EXPENSE RATIO
                                       ACCOUNT VALUE     ACCOUNT VALUE       DURING PERIOD*        DURING PERIOD
                                           7/1/04           12/31/04       7/1/04 - 12/31/04     7/1/04 - 12/31/04
                                      ---------------   ---------------   -------------------   ------------------
Large Cap Value ...................     $  1,000.00       $  1,020.61           $  4.57                 0.90%
Large Cap Growth ..................        1,000.00          1,020.61              4.57                 0.90%
Mid Cap Equity ....................        1,000.00          1,020.61              4.57                 0.90%
Small Cap Equity ..................        1,000.00          1,019.86              5.33                 1.05%
Growth & Income ...................        1,000.00          1,020.61              4.57                 0.90%
Balanced ..........................        1,000.00          1,020.61              4.57                 0.90%
Intermediate Fixed Income .........        1,000.00          1,021.11              4.06                 0.80%
Global Fixed Income ...............        1,000.00          1,020.11              5.08                 1.00%
Money Market ......................        1,000.00          1,022.62              2.54                 0.50%

*EXPENSES ARE EQUAL TO THE AVERAGE ACCOUNT VALUE TIMES THE FUND'S ANNUALIZED
 EXPENSE RATIO MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR DIVIDED BY THE NUMBER OF DAYS IN THE FISCAL YEAR.


--------------------------------------------------------------------------------
DECEMBER 31, 2004                                                             71
--------------------------------------------------------------------------------

                 (This page has been left blank intentionally.)

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA
                           2300 MAIN STREET, SUITE 450
                              KANSAS CITY, MO 64108
                              PHONE: (888) 262-8131


























        V1028-A (02/05)               DISTRIBUTOR: TAMARACK DISTRIBUTORS, INC.

ITEM 2. CODE OF ETHICS.

     Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.
     THE REGISTRANT HAS ADOPTED A CODE OF ETHICS THAT APPLIES TO THE REGISTRANT'S PRINCIPAL EXECUTIVE OFFICER, PRINCIPAL FINANCIAL OFFICER, PRINCIPAL ACCOUNTING OFFICER OR CONTROLLER, OR PERSONS PERFORMING SIMILAR FUNCTIONS. THIS CODE OF ETHICS IS INCLUDED AS AN EXHIBIT.

     The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 11(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

     If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

     DURING THE PERIOD COVERED BY THE REPORT, WITH RESPECT TO THE REGISTRANT'S CODE OF ETHICS THAT APPLIES TO ITS PRINCIPAL EXECUTIVE OFFICER, PRINCIPAL FINANCIAL OFFICER, PRINCIPAL ACCOUNTING OFFICER OR CONTROLLER, OR PERSONS PERFORMING SIMILAR FUNCTIONS; THERE HAVE BEEN NO AMENDMENTS TO, NOR ANY WAIVERS GRANTED FROM, A PROVISION THAT RELATES TO ANY ELEMENT OF THE CODE OF ETHICS DEFINITION ENUMERATED IN PARAGRAPH (B) OF THIS ITEM 2.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

         (a) (1) Disclose that the registrant's board of directors has determined that the registrant either:

                  (i) Has at least one audit committee financial expert serving on its audit committee; or

                  (ii) Does not have an audit committee financial expert serving on its audit committee.

              (2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

                  (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

                  (ii) Be an "interested person" of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

              (3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

3(a)(1) THE REGISTRANT'S BOARD OF DIRECTORS HAS DETERMINED THAT THE REGISTRANT HAS AT LEAST ONE AUDIT COMMITTEE FINANCIAL EXPERT SERVING ON ITS AUDIT COMMITTEE.
3(a)(2) THE AUDIT COMMITTEE FINANCIAL EXPERT IS JAMES SEWARD, WHO IS "INDEPENDENT" FOR PURPOSES OF THIS ITEM 3 OF FORM N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

         (a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.


         2003     $84,000
         2004     $120,500

         (b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

         2003     $3,400
         2004     $10,000

         Amount requiring approval of the registrant's audit committee is $0 and $0, respectively.

         (c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

         2003     $0
         2004     $18,150

Fees for both years relate to the review of the registrant's tax returns. Amount requiring approval of the registrant's audit committee is $0 and $0, respectively.

         (d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

         2002     $0
         2003     $0

         Amount requiring approval of the registrant's audit committee is $0 and $0, respectively.

         (e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

         The Audit Committee ("Committee") shall review and approve in advance any proposal (except as set forth in (1) through (3) below) that the Funds employ their auditor to render "permissible non-audit services" to the Funds. (A "permissible non-audit service" is defined as a non-audit service that is not prohibited by Rule 2-01(c)(4) of Regulation S-X or other applicable law or regulation.) The Committee shall also review and approve in advance any proposal (except as set forth in (1) through (3) below) that the Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Funds (an "Adviser-affiliated service provider"), employ the Funds' auditor to render non-audit services, if such engagement would relate directly to the operations and financial reporting of the Funds. As a part of its review, the Committee shall consider whether the provision of such services is consistent with the auditor's independence. (See also "Delegation" below.)

         Pre-approval by the Committee of non-audit services is not required so long as:

                  (1) (A) with respect to the Funds, the aggregate amount of all such permissible non-audit services provided to the Funds constitutes no more than 5% of the total amount of revenues paid to the auditor by the Funds during the fiscal year in which the services are provided;

                                (B) with respect to the Adviser and any
                                Adviser-affiliated service provider, the aggregate amount of all such non-audit services provided constitutes no more than 5% of the total amount of revenues (of the type that would have to be pre-approved by the Committee) paid to the auditor by the Funds, the Adviser and any Adviser-affiliated service provider during the fiscal year in which the services are provided;

                  (2) such services were not recognized by the Funds at the time of the engagement to be non-audit services; and

                  (3) such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or its Delegate(s) (as defined below).

         (c)      Delegation

                  The Committee may delegate to one or more of its members ("Delegates") authority to pre-approve the auditor's provision of audit services or permissible non-audit services to the Funds, or the provision of non-audit services to the Adviser or any Adviser-affiliated service provider. Any pre-approval determination made by a Delegate shall be presented to the full Committee at its next meeting. The Committee shall communicate any pre-approval made by it or a Delegate to the Sub-Administrator, who will ensure that the appropriate disclosure is made in the Funds' periodic reports and other documents as required under the federal securities laws.

                (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

4 (b)
         2003     100%
         2004     100%

         Amount requiring approval of the registrant's audit committee is 100% and 100%, respectively.

4 (c)

         2003     100%
         2004     100%

         Amount requiring approval of the registrant's audit committee is 100% and 100%, respectively.

4 (d)

         2003     100%
         2004     100%

         Amount requiring approval of the registrant's audit committee is 100% and 100%, respectively.

         (f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. Not Applicable.

         (g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

         2003     $     0
         2004     $18,150

         (h) Disclose whether the registrant's audit committee of the board of directors has considered whether the provision of nonaudit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. Not Applicable


NOT APPLICABLE - ONLY FOR ANNUAL REPORTS.

ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.
          (a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.
          (b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.
NOT APPLICABLE.

ITEM 6.   SCHEDULE OF INVESTMENTS.

File Schedule I - Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in ss. 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

NOT APPLICABLE.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES
         FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

NOT APPLICABLE.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the information specified in paragraphs (a) and (b) of this Item with respect to portfolio managers.

NOT APPLICABLE.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                 INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

NOT APPLICABLE.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

NOT APPLICABLE.

ITEM 11. CONTROLS AND PROCEDURES.

         (a) Disclose the conclusions of the registrant's principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

THE REGISTRANT'S PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER HAVE CONCLUDED, BASED ON THEIR EVALUATION OF THE REGISTRANT'S DISCLOSURE CONTROLS AND PROCEDURES AS CONDUCTED WITHIN 90 DAYS OF THE FILING DATE OF THIS REPORT, THAT THESE DISCLOSURE CONTROLS AND PROCEDURES ARE ADEQUATELY DESIGNED AND ARE OPERATING EFFECTIVELY TO ENSURE THAT INFORMATION REQUIRED TO BE DISCLOSED BY THE REGISTRANT ON FORM N-CSR IS (I) ACCUMULATED AND COMMUNICATED TO THE INVESTMENT COMPANY'S MANAGEMENT, INCLUDING ITS CERTIFYING OFFICERS, TO ALLOW TIMELY DECISIONS REGARDING REQUIRED DISCLOSURE; AND (II) RECORDED, PROCESSED, SUMMARIZED AND REPORTED WITHIN THE TIME PERIODS SPECIFIED IN THE SECURITIES AND EXCHANGE COMMISSION'S RULES AND FORMS.

(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

THERE WERE NO CHANGES IN THE REGISTRANT'S INTERNAL CONTROL OVER FINANCIAL REPORTING THAT OCCURRED DURING THE SECOND FISCAL QUARTER OF THE PERIOD COVERED BY THIS REPORT THAT HAVE MATERIALLY AFFECTED OR ARE REASONABLY LIKELY TO MATERIALLY AFFECT, THE REGISTRANT'S INTERNAL CONTROL OVER FINANCIAL REPORTING.

ITEM 12. EXHIBITS.

         (a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

         (a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

THE CODE OF ETHICS THAT IS THE SUBJECT OF THE DISCLOSURE REQUIRED BY ITEM 2 IS ATTACHED HERETO.

         (a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

CERTIFICATIONS PURSUANT TO RULE 30A-2(A) ARE ATTACHED HERETO.

         (a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

NOT APPLICABLE.

         (b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by rule 30a-2(b) under the Act as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant incorporates it by reference.

CERTIFICATIONS PURSUANT TO RULE 30A-2(B) ARE FURNISHED HEREWITH.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)_Investors Mark Series Fund, Inc.___________________________________

By (Signature and Title)*___/s/ Jennifer Lammers________________________________
                           Jennifer Lammers, President
Date__03/04/05__________________________________

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*__/s/ Jennifer Lammers_________________________________
                           Jennifer Lammers, President
Date__03/04/05_________________________________

* Print the name and title of each signing officer under his or her signature.